UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23357

Name of Fund:	BlackRock Multi-Sector Opportunities Trust II

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Multi-Sector Opportunities Trust II, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2021

Date of reporting period: 12/31/2021

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

DECEMBER 31, 2021

2021 Annual Report

BlackRock Multi-Sector Opportunities Trust

BlackRock Multi-Sector Opportunities Trust II

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information  (unaudited)

Section 19(a) Notices

BlackRock Multi-Sector Opportunities Trust’s (MSO) and BlackRock Multi-Sector Opportunities Trust II’s (MSO2) (collectively the “Trusts”, or individually a “Trust”) amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the year and may be subject to changes based on tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

December 31, 2021

	Total Cumulative Distributions for the Fiscal Period						% Breakdown of the Total Cumulative Distributions for the Fiscal Period
Trust Name	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	(a)	Total Per Common Share	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
MSO	$6.150919	$—	$—	$0.286901		$6.437820	96%	—%	—%	4%	100%
MSO2	5.805935	—	—	0.506065		6.312000	92	—	—	8	100

(a)

Each Trust estimates that it has distributed more than its net income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce a Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at blackrock.com.

2	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of December 31, 2021 saw a continuation of the resurgent growth that followed the initial coronavirus (or “COVID-19”) pandemic reopening, albeit at a slower pace. The global economy weathered the emergence of several variant strains and the resulting peaks and troughs in infections amid optimism that increasing vaccinations and economic adaptation could help contain the pandemic’s disruptions. Continued growth meant that the U.S. economy regained and then surpassed its pre-pandemic output. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of an additional fiscal stimulus package and infrastructure bill further boosted stocks. In the United States, both large- and small-capitalization stocks posted a strong advance, and many equity indices neared or surpassed all-time highs late in the reporting period. International equities from developed markets also gained, although emerging market stocks declined, pressured by a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as the economy expanded rapidly and inflation reached its highest annualized reading in decades. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds, which declined.

The Fed maintained accommodative monetary policy during the reporting period by maintaining near-zero interest rates and by asserting that inflation could exceed its 2% target for a sustained period without triggering a rate increase. However, the Fed’s tone shifted late in the year, as it reduced its bond-buying program and used its market guidance to raise the prospect of higher rates in 2022.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta and Omicron variants of the coronavirus remain a threat, particularly in emerging markets. While we expect inflation to abate somewhat as supply bottlenecks are resolved, we anticipate that inflation will remain higher than the pre-COVID norm. The Fed is poised to raise interest rates next year in response, but the Fed’s policy shift means that tightening is likely to be less aggressive than what we’ve seen in previous cycles.

In this environment, we favor an overweight to equities, as we believe low interest rates and continued economic growth will support further gains, albeit likely more modest than what we saw in 2021. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long term. U.S. and other developed-market equities have room for further growth, while we believe Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	11.67%	28.71%

U.S. small cap equities (Russell 2000® Index)	(2.31)	14.82

International equities (MSCI Europe, Australasia, Far East Index)	2.24	11.26

Emerging market equities (MSCI Emerging Markets Index)	(9.30)	(2.54)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.05

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	0.44	(3.68)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	0.06	(1.54)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.52	1.77

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	1.59	5.26

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T	3

4

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Trust had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Trust’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of each Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to each Trust’s investment adviser will be higher than if the Trusts did not use leverage.

Each Trust may utilize leverage through reverse repurchase agreements as described in the Notes to Financial Statements, if applicable.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under a reverse repurchase agreement (including accrued interest) then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	5

Trust Summary as of December 31, 2021	BlackRock Multi-Sector Opportunities Trust (MSO)

Investment Objective

BlackRock Multi-Sector Opportunities Trust’s (MSO) (the “Trust”) investment objective is to seek to provide high income and total return. The Trust seeks to achieve its investment objective by investing at least 80% of its total assets in fixed income securities and other financial instruments that pay periodic income. The Trust may invest any amount of its assets in securities of any credit quality, including securities that are rated at the time of investment below investment grade — i.e., ‘‘Ba’’ or ‘‘BB’’ or below by Moody’s Investor’s Service, Inc. (“Moody’s”), S&P Global Ratings or Fitch Ratings, or securities that are judged to be of comparable quality by the Trust’s investment advisers. It is anticipated that the Trust will terminate on February 22, 2024 (the “Termination Date”); however, the Board of Trustees may, without shareholder approval, extend the Termination Date by up to one year to a date on or before February 22, 2025. The Board of Trustees may also, without shareholder approval, adopt a plan of liquidation at any time preceding the anticipated Termination Date. The Trust may invest directly in securities or synthetically through the use of derivatives.

The Trust’s common shares are not listed on any securities exchange. Investors should consider that they may not have access to their investment until the Termination Date. The Trust is designed for long-term investors and an investment in the common shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Initial Offering Date	February 23, 2018
Termination Date(a)	February 22, 2024
Current Quarterly Distribution per Common Share(b)	$1.5210
Current Annualized Distribution per Common Share(b)	$6.0840
Leverage as of December 31, 2021(c)	21%

(a)

The Board of Trustees may terminate the Trust, without shareholder approval, prior to the Termination Date and may, without shareholder approval, extend the Termination Date by up to one year to a date on or before February 22, 2025.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Net Asset Value Per Share Summary

	12/31/21	12/31/20	Change	High	Low
Net Asset Value	$84.34	$87.75	(3.89)%	$90.85	$83.90

TOTAL RETURN BASED ON A $10,000 INVESTMENT

 MSO commenced operations on February 23, 2018.

(a)	Represents the Trust’s NAV and reflects the reinvestment of dividends and/or distributions at NAV on the payable date.
(b)

Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index (formerly Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index), an unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

6	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2021 (continued)	BlackRock Multi-Sector Opportunities Trust (MSO)

Performance

Returns for the period ended December 31, 2021 were as follows:

	Average Annual Total Returns
	1 Year	Since Inception	(a)
Trust at NAV(b)	3.40%	3.38%

Lipper General Bond Funds(c)	7.45	6.32
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index(d)	5.26	6.36

(a)	MSO commenced operations on February 23, 2018.
(b)	All returns reflect reinvestment of dividends and/or distributions at NAV on the payable date. Performance results reflect the Trust’s use of leverage.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.
(d)	The Trust changed its reporting benchmark from Lipper General Bond Funds to the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index to satisfy SEC reporting requirements.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed-End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Over the period, the largest contributors to the Trust’s performance were exposures to securitized assets, including collateralized loan obligations (“CLOs”), commercial mortgage-backed securities (“CMBS”) and non-agency mortgage-backed securities (“MBS”). Exposure to high yield corporate bonds also contributed positively. Finally, private assets held by the Trust contributed to return over the period.

The Trust’s emerging market debt positioning was the largest detractor over the period. The Trust’s stance with respect to duration (and corresponding interest rate sensitivity) detracted slightly from performance over the period.

Describe recent portfolio activity.

In the first quarter of 2021, the Trust tactically rotated exposures across various sectors in a deliberate fashion. Given the rich valuations among spread assets, the Trust slightly added to longer-dated U.S. investment grade corporates as a source of durable income, while slightly trimming exposure in European corporate credit. Securitized assets continued to rebound sharply, and the Trust maintained exposures there to benefit from further recovery. The Trust trimmed duration given the diminishing hedging benefit of U.S. duration exposure.

The Trust maintained exposures in the second quarter of 2021 across income-generating sectors while further trimming duration. Allocations to floating rate loan interests and high yield corporate credit were reduced given tight spreads. As the fundamental backdrop continued to improve for securitized assets, the Trust added marginally to its CMBS allocation as the sector stood to benefit from the ongoing reopening of economies.

In the third quarter of 2021, given the macro backdrop, the Trust maintained a short duration bias. Within spread assets, the Trust added marginally to emerging market corporate debt, while maintaining a cautious stance in anticipation of market volatility heading into the end of the year.

Throughout the fourth quarter of 2021, the Fund maintained core allocations in U.S. high yield corporates, emerging market debt and securitized assets including CLOs, CMBS and non-agency MBS. The Trust maintained a short duration bias. With rich valuations in many spread sectors, the Trust sought idiosyncratic opportunities with less beta (i.e., lower broad market sensitivity) in seeking to construct a balanced portfolio.

The Trust used derivatives during the period in the form of U.S. Treasury futures to hedge duration and yield curve exposure. The Trust’s use of derivatives contributed positively to Trust performance.

Later in the period, the investment adviser increased the Trust’s cash position as a strategy to be opportunistic in early 2022 and in the event of any spread widening as a reaction to tightening financial conditions due to the expected change in Fed policies.

The Trust’s cash position had no material impact on Trust performance.

Describe portfolio positioning at period end.

Late in the period, the investment adviser increased the Trust’s cash position as a strategy to be opportunistic in early 2022 and in the event of any spread widening as a reaction to tightening financial conditions due to the expected change in Fed policies. The Trust’s cash position had no material impact on Trust performance.

T R U S T S U M M A R Y	7

Trust Summary as of December 31, 2021 (continued)	BlackRock Multi-Sector Opportunities Trust (MSO)

As of December 31, 2021, the Trust had an effective duration of 1.6 years and approximately 26% leverage, with a nominal yield of 6.3%. The Trust maintained diversified exposure within spread sectors, including emerging markets, high yield corporate bonds and securitized assets. Private assets comprised approximately 3.1% of total portfolio assets, as many private assets held by the Trust matured over the period resulting in a lower allocation. The Trust continues to seek opportunities to harvest the illiquidity premium by adding exposure to private investments.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

PORTFOLIO ALLOCATION

Asset Type	12/31/21		12/31/20
Corporate Bonds	44%		36%
Asset-Backed Securities	14		15
Non-Agency Mortgage-Backed Securities	12		10
Floating Rate Loan Interests	11		26
Preferred Securities	7		6
Short-Term Securities	6		2
Foreign Agency Obligations	4		3
Investment Companies	1		1
U.S. Government Sponsored Agency Securities	1		1
Common Stocks	—	(a)	—	(a)

CREDIT QUALITY ALLOCATION

Credit Rating(b)(c)	12/31/21		12/31/20
AAA/Aaa(d)	1%		—%
AA/Aa	—	(a)	—	(a)
A	2		1
BBB/Baa	14		10
BB/Ba	37		35
B	23		18
CCC/Caa	4		7
C	—	(a)	—
D	—		—	(a)
N/R	19	(e)	29

(a)	Rounds to less than 1% of total investments.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Excludes short-term securities.
(d)	Includes U.S. Government Sponsored Agency Securities which are deemed AAA/Aaa by the investment adviser.
(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Trust’s total investments.

8	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2021	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Investment Objective

BlackRock Multi-Sector Opportunities Trust II’s (MSO2) (the “Trust”) investment objective is to seek to provide high income and total return. The Trust seeks to achieve its investment objective by investing at least 80% of its total assets in fixed income securities and other financial instruments that pay periodic income. The Trust may invest any amount of its assets in securities of any credit quality, including securities that are rated at the time of investment below investment grade — i.e., ‘‘Ba’’ or ‘‘BB’’ or below by Moody’s, S&P Global Ratings or Fitch, or securities that are judged to be of comparable quality by the Trust’s investment advisers. It is anticipated that the Trust will terminate on February 28, 2025 (the “Termination Date”); however, the Board of Trustees may, without shareholder approval, extend the Termination Date by up to one year to a date on or before February 28, 2026. The Board of Trustees may also, without shareholder approval, adopt a plan of liquidation at any time preceding the anticipated Termination Date. The Trust may invest directly in securities or synthetically through the use of derivatives.

The Trust’s common shares are not listed on any securities exchange. Investors should consider that they may not have access to their investment until the Termination Date. The Trust is designed for long-term investors and an investment in the common shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Initial Offering Date	April 16, 2019
Termination Date(a)	February 28, 2025
Current Quarterly Distribution per Common Share(b)	$1.5780
Current Annualized Distribution per Common Share(b)	$6.3120
Leverage as of December 31, 2021(c)	26%

(a)

The Board of Trustees may terminate the Trust, without shareholder approval, prior to the Termination Date and may, without shareholder approval, extend the Termination Date by up to one year to a date on or before February 28, 2026.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Net Asset Value Per Share Summary

	12/31/21	12/31/20	Change	High	Low
Net Asset Value	$87.63	$90.65	(3.33)%	$93.73	$87.60

TOTAL RETURN BASED ON A $10,000 INVESTMENT

MSO2 commenced operations on April 16, 2019.

(a)	Represents the Trust’s NAV and reflects the reinvestment of dividends and/or distributions at NAV on the payable date.
(b)

Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index (formerly Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index), an unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

T R U S T S U M M A R Y	9

Trust Summary as of December 31, 2021 (continued)	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Performance

Returns for the period ended December 31, 2021 were as follows:

	Average Annual Total Returns
	1 Year	Since Inception	(a)
Trust at NAV(b)	3.61%	2.57%
Lipper General Bond Funds(c)	7.45	6.63	(d)
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index(e)	5.26	6.54

(a)	MSO2 commenced operations on April 16, 2019.
(b)	All returns reflect reinvestment of dividends and/or distributions at NAV on the payable date. Performance results reflect the Trust’s use of leverage.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.
(d)	The average annual total returns since inception represents the annualized returns for the period from April 18, 2019 to December 31, 2021.
(e)	The Trust changed its reporting benchmark from Lipper General Bond Funds to the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index to satisfy SEC reporting requirements.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed-End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Over the period, the largest contributors to the Trust’s performance were exposures to securitized assets, including collateralized loan obligations (“CLOs”), commercial mortgage-backed securities (“CMBS”) and non-agency mortgage-backed securities (“MBS”). Exposure to high yield corporate bonds also contributed positively. Finally, private assets held by the Trust contributed to return over the period.

The Trust’s emerging market debt positioning was the largest detractor over the period. The Trust’s stance with respect to duration (and corresponding interest rate sensitivity) detracted slightly from performance over the period.

Describe recent portfolio activity.

In the first quarter of 2021, the Trust tactically rotated exposures across various sectors in a deliberate fashion. Given the rich valuations among spread assets, the Trust slightly added to longer-dated U.S. investment grade corporates as a source of durable income, while slightly trimming exposure in European corporate credit. Securitized assets continued to rebound sharply, and the Trust maintained exposures there to benefit from further recovery. The Trust trimmed duration given the diminishing hedging benefit of U.S. duration exposure.

The Trust maintained exposures in the second quarter of 2021 across income-generating sectors while further trimming duration. Allocations to floating rate loan interests and high yield corporate credit were reduced given tight spreads. As the fundamental backdrop continued to improve for securitized assets, the Trust added marginally to its CMBS allocation as the sector stood to benefit from the ongoing reopening of economies.

In the third quarter of 2021, given the macro backdrop, the Trust maintained a short duration bias. Within spread assets, the Trust added marginally to emerging market corporate debt, while maintaining a cautious stance in anticipation of market volatility heading into the end of the year.

Throughout the fourth quarter of 2021, the Fund maintained core allocations in U.S. high yield corporates, emerging market debt and securitized assets including CLOs, CMBS and non-agency MBS. The Trust maintained a short duration bias. With rich valuations in many spread sectors, the Trust sought idiosyncratic opportunities with less beta (i.e., lower broad market sensitivity) in seeking to construct a balanced portfolio.

The Trust used derivatives during the period in the form of U.S. Treasury futures to hedge duration and yield curve exposure. The Trust’s use of derivatives contributed positively to Trust performance.

Describe portfolio positioning at period end.

As of December 31, 2021, the Trust had an effective duration of 2.1 years and approximately 34% leverage, with a nominal yield of 6.6%. The Trust maintained diversified exposure within spread sectors, including emerging markets, high yield corporate bonds and securitized assets. Private assets comprised approximately 2.7% of total portfolio assets, as many private assets held by the Trust matured over the period resulting in a lower allocation. The Trust continues to seek opportunities to harvest the illiquidity premium by adding exposure to private investments.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2021 (continued)	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Overview of the Trust’s Total Investments

PORTFOLIO ALLOCATION

Asset Type	12/31/21		12/31/20
Corporate Bonds	45%		39%
Asset-Backed Securities	16		22
Non-Agency Mortgage-Backed Securities	14		11
Floating Rate Loan Interests	7		14
Preferred Securities	6		6
Foreign Agency Obligations	6		4
Short-Term Securities	3		1
Investment Companies	2		2
U.S. Government Sponsored Agency Securities	1		1
Other*	—	(a)	—	(a)

CREDIT QUALITY ALLOCATION

Credit Rating(b)(c)	12/31/21		12/31/20
AAA/Aaa(d)	1%		—%
AA/Aa	—	(a)	—	(a)
A	2		1
BBB/Baa	18		17
BB/Ba	33		36
B	19		18
CCC/Caa	3		3
CC	1		1
C	2		—
D	—		—	(a)
N/R	21	(e)	24

(a)	Rounds to less than 1% of total investments.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Excludes short-term securities.
(d)	Includes U.S. Government Sponsored Agency Securities which are deemed AAA/Aaa by the investment adviser.
(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Trust’s total investments.

*	Includes one or more investment categories that individually represents less than 1% of the Trust’s total investments. Please refer to the Schedule of Investments for details.

T R U S T S U M M A R Y	11

Schedule of Investments December 31, 2021	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities
AIMCO CLO Ltd., Series 2019-10A, Class SUB, 0.00%, 07/22/32(a)(b)	USD	1,844	$1,674,498
Ajax Mortgage Loan Trust(b)
Series 2018-A, Class B, 0.00%, 04/25/58		13	12,081
Series 2018-B, Class B, 0.00%, 02/26/57		54	27,051
Anchorage Capital CLO Ltd.(a)(b)
Series 2013-1A, Class DR, (3 mo. LIBOR US + 6.80%), 6.92%, 10/13/30		3,050	3,046,679
Series 2014-5RA, Class E, (3 mo. LIBOR US + 5.40%), 5.52%, 01/15/30		1,000	985,246
Apidos CLO XV, Series 2013-15A, Class ERR, (3 mo. LIBOR US + 5.70%), 5.83%, 04/20/31(a)(b)		1,000	948,579
Apidos CLO XXIX, Series 2018-29A, Class D, (3 mo. LIBOR US + 5.25%), 5.37%, 07/25/30(a)(b)		2,000	1,915,245
Apres Static CLO Ltd., Series 2019-1A, Class CR, (3 mo. LIBOR US + 4.25%), 4.37%, 10/15/28(a)(b)		500	500,148
ARES LI CLO Ltd., Series 2019-51A, Class ER, (3 mo. LIBOR US + 6.85%), 6.97%, 07/15/34(a)(b)		700	692,752
Ares LV CLO Ltd., Series 2020-55A, Class DR, (3 mo. LIBOR US + 3.15%), 3.27%, 07/15/34(a)(b)		1,000	1,003,131
Ares XXXVII CLO Ltd., Series 2015-4A, Class DR, (3 mo. LIBOR US + 6.15%), 6.27%, 10/15/30(a)(b)		1,450	1,444,030
Assurant CLO Ltd., Series 2019-5A, Class E, (3 mo. LIBOR US + 7.34%), 7.46%, 01/15/33(a)(b)		250	250,237
BankAmerica Manufactured Housing Contract Trust, Series 1997-2, Class B1, 7.07%, 02/10/22(a)		2,300	938,764
Bean Creek CLO Ltd., Series 2015-1A, Class ER, (3 mo. LIBOR US + 5.75%), 5.88%, 04/20/31(a)(b)		1,500	1,454,684
Brookside Mill CLO Ltd., Series 2013-1A, Class DR, (3 mo. LIBOR US + 2.65%), 2.77%, 01/17/28(a)(b)		250	249,889
CarVal CLO II Ltd., Series 2019-1A, Class DR, (3 mo. LIBOR US + 3.20%), 3.33%, 04/20/32(a)(b)		250	248,758
CarVal CLO III Ltd., Series 2019-2A, Class E, (3 mo. LIBOR US + 6.44%), 6.57%, 07/20/32(a)(b)		2,200	2,157,356
Cedar Funding IX CLO Ltd., Series 2018-9A, Class E, (3 mo. LIBOR US + 5.35%), 5.48%, 04/20/31(a)(b)		2,000	1,949,498
Cedar Funding XIV CLO Ltd.(a)(b)
Series 2021-14A, Class D, (3 mo. LIBOR US + 3.25%), 3.37%, 07/15/33		1,000	1,001,819
Series 2021-14A, Class E, (3 mo. LIBOR US + 6.34%), 6.46%, 07/15/33		750	749,516
Series 2021-14A, Class SUB, 0.00%, 07/15/33		1,000	820,244
Deer Creek Clo Ltd., Series 2017-1A, Class E, (3 mo. LIBOR US + 6.35%), 6.48%, 10/20/30(a)(b)		1,000	995,326
Elmwood CLO II Ltd., Series 2019-2A, Class ER, (3 mo. LIBOR US + 6.80%), 6.93%, 04/20/34(a)(b)		250	251,075
Fairstone Financial Issuance Trust I, Series 2020-1A, Class D, 6.87%, 10/20/39(b)	CAD	210	174,894
Gilbert Park CLO Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 2.95%), 3.07%, 10/15/30(a)(b)	USD	550	550,007
Goldentree Loan Management US Clo 2 Ltd., Series 2017-2A, Class E, (3 mo. LIBOR US + 4.70%), 4.83%, 11/28/30(a)(b)		1,500	1,441,870
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class ER2, (3 mo. LIBOR US + 5.66%), 5.79%, 10/29/29(a)(b)		500	492,144
Gulf Stream Meridian 1 Ltd., Series 2020-IA, Class E, (3 mo. LIBOR US + 6.45%), 6.57%, 04/15/33(a)(b)		250	249,405
Highbridge Loan Management Ltd., Series 12A-18, Class D, (3 mo. LIBOR US + 5.15%), 5.27%, 07/18/31(a)(b)		1,120	1,098,141

Security	Par (000)			Value

Asset-Backed Securities (continued)
JP Morgan Mortgage Acquisition Corp., Series 2006- FRE2, Class M2, (1 mo. LIBOR US + 0.54%), 0.64%, 02/25/36(a)	USD	2,787		$2,660,180
Kayne CLO 6 Ltd., Series 2019-6A, Class E, (3 mo. LIBOR US + 7.53%), 7.66%, 01/20/33(a)(b)		500		500,767
Lending Funding Trust, Series 2020-2A, Class D, 6.77%, 04/21/31(b)		315		343,305
Madison Park Funding X Ltd., Series 2012-10A, Class DR2, (3 mo. LIBOR US + 3.25%), 3.38%, 01/20/29(a)(b)		1,270		1,269,984
Madison Park Funding XXX Ltd.
Series 2018-30A, Class E, (3 mo. LIBOR US + 4.95%), 5.07%, 04/15/29(a)(b)		1,250		1,232,800
Series 2018-30X, Class E, 5.07%, 04/15/29		250		246,560
Mariner Finance Issuance Trust(b)
Series 2019-AA, Class D, 5.44%, 07/20/32		2,500		2,538,055
Series 2020-AA, Class D, 5.75%, 08/21/34		250		255,366
Mosaic Solar Loan Trust, Series 2018-2GS, Class C, 5.97%, 02/22/44(b)		283		297,716
OCP CLO Ltd.(a)(b)
Series 2013-4A, Class CRR, (3 mo. LIBOR US + 3.00%), 3.12%, 04/24/29		600		597,753
Series 2019-16A, Class ER, (3 mo. LIBOR US + 6.35%), 6.47%, 04/10/33		500		496,441
Series 2019-17A, Class ER, (3 mo. LIBOR US + 6.50%), 6.63%, 07/20/32		1,000		999,951
Palmer Square CLO Ltd.(a)(b)
Series 2015-2A, Class CR2, (3 mo. LIBOR US + 2.75%), 2.88%, 07/20/30		250		246,677
Series 2015-2A, Class DR2, (3 mo. LIBOR US + 5.75%), 5.88%, 07/20/30		250		249,332
Series 2018-2A, Class D, (3 mo. LIBOR US + 5.60%), 5.72%, 07/16/31		1,500		1,462,640
Park Avenue Institutional Advisers CLO Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 5.85%), 6.01%, 08/23/31(a)(b)		2,000		1,944,154
Republic Finance Issuance Trust, Series 2020-A, Class D, 7.00%, 11/20/30(b)		700		732,925
Rockford Tower CLO Ltd.(a)(b)
Series 2017-2A, Class ER, (3 mo. LIBOR US + 6.25%), 6.37%, 10/15/29		1,150		1,142,596
Series 2017-3A, Class D, (3 mo. LIBOR US + 2.65%), 2.78%, 10/20/30		970		956,501
Series 2017-3A, Class E, (3 mo. LIBOR US + 5.75%), 5.88%, 10/20/30		1,000		973,422
Signal Peak CLO 7 Ltd., Series 2019-1A, Class E, (3 mo. LIBOR US + 6.89%), 7.02%, 04/30/32(a)(b)		250		250,201
Sofi Professional Loan Program LLC, Series 2016-B, Class RC, 0.00%, 04/25/37(b)(c)		—	(d)	260,152
Strata CLO I Ltd.(a)(b)
Series 2018-1A, Class E, (3 mo. LIBOR US + 7.08%), 7.20%, 01/15/31		500		481,728
Series 2018-1A, Class USUB, 0.00%, 01/15/2118		1,750		1,179,278
TICP CLO V Ltd., Series 2016-5A, Class ER, (3 mo. LIBOR US + 5.75%), 5.87%, 07/17/31(a)(b)		250		242,189
TICP CLO VII Ltd., Series 2017-7A, Class ER, (3 mo. LIBOR US + 7.05%), 7.17%, 04/15/33(a)(b)		500		501,410
TICP CLO XII Ltd., Series 2018-12A, Class ER, (3 mo. LIBOR US + 6.25%), 6.37%, 07/15/34(a)(b)		725		698,924
TRESTLES CLO II Ltd., Series 2018-2A, Class D, (3 mo. LIBOR US + 5.75%), 5.87%, 07/25/31(a)(b)		1,900		1,825,028

12	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
TRESTLES CLO III Ltd., Series 2020-3A, Class SUB, 0.00%, 01/20/33(a)(b)	USD	500	$396,135
Voya CLO Ltd., Series 2014-3A, Class CR, (3 mo. LIBOR US + 2.65%), 2.77%, 07/25/26(a)(b)		350	349,980
York CLO Ltd., Series 2014-1A, Class DRR, (3 mo. LIBOR US + 3.01%), 3.14%, 10/22/29(a)(b)		250	250,235
York CLO-2 Ltd., Series 2015-1A, Class ER, (3 mo. LIBOR US + 5.65%), 5.78%, 01/22/31(a)(b)		500	488,236

Total Asset-Backed Securities — 16.9% (Cost: $55,878,699)			53,393,688

	Shares
Common Stocks

Equity Real Estate Investment Trusts (REITs) — 0.0%
Service Properties Trust		4,000	35,160

Hotels, Restaurants & Leisure — 0.1%
Caesars Entertainment, Inc.		3,435	321,275

Oil, Gas & Consumable Fuels — 0.3%
California Resources Corp.		19,725	842,455

Total Common Stocks — 0.4% (Cost: $516,497)			1,198,890

	Par (000)

Corporate Bonds

Advertising Agencies — 0.1%
Interpublic Group of Cos., Inc., 3.38%, 03/01/41	USD	178	183,265

Aerospace & Defense — 1.0%
Embraer Netherlands Finance BV, 6.95%, 01/17/28(b)(e)		491	544,181
Howmet Aerospace, Inc., 6.75%, 01/15/28(e)		1,209	1,434,104
Rolls-Royce PLC, 1.63%, 05/09/28(f)	EUR	100	108,619
TransDigm, Inc., 6.25%, 03/15/26(b)(e)	USD	1,163	1,208,793

			3,295,697

Airlines — 0.6%
Air France-KLM, 3.88%, 07/01/26(f)	EUR	100	109,731
American Airlines Group, Inc.(c) 4.87%, 04/22/25	USD	220	221,190
4.00%, 12/15/25(a)		197	195,162
Azul Investments LLP 5.88%, 10/26/24(f)		200	185,850
7.25%, 06/15/26(b)		220	201,479
Deutsche Lufthansa AG(f) 2.00%, 07/14/24	EUR	100	112,996
2.88%, 05/16/27		100	111,364
Gol Finance SA(b) 7.00%, 01/31/25(e)	USD	500	438,687
8.00%, 06/30/26		200	188,162
International Consolidated Airlines Group SA, 2.75%, 03/25/25(f)	EUR	100	111,162

			1,875,783

Security	Par (000)		Value

Auto Components — 0.5%
Aptiv PLC, 3.10%, 12/01/51	USD	250	$238,133
Clarios Global LP/Clarios US Finance Co., 6.25%, 05/15/26(b)(e)		71	74,284
Faurecia SE, 2.75%, 02/15/27(f)	EUR	100	115,938
IHO Verwaltungs GmbH(f)(g)
(3.63% Cash or 4.38% PIK), 3.63%, 05/15/25		113	130,259
(4.63% PIK), 3.88%, 05/15/27		100	116,127
ZF Finance GmbH(f) 3.00%, 09/21/25		100	118,973
2.00%, 05/06/27		300	341,174
3.75%, 09/21/28		300	368,020

			1,502,908

Automobiles — 0.5%
China Grand Automotive Services Ltd., 8.63%, 04/08/22(f)	USD	200	129,937
Constellation Automotive Financing PLC, 4.88%, 07/15/27(f)	GBP	100	133,149
Ford Motor Credit Co. LLC, 5.58%, 03/18/24(e)	USD	612	659,430
General Motors Co., 5.95%, 04/01/49(e)		295	403,790
Jaguar Land Rover Automotive PLC, 4.50%, 07/15/28(f)	EUR	100	115,814
TML Holdings Pte Ltd., 4.35%, 06/09/26(f)	USD	200	202,000

			1,644,120

Banks — 1.2%
Banco GNB Sudameris SA, (5 year CMT + 6.66%), 7.50%, 04/16/31(a)(b)		155	153,867
Bangkok Bank PCL, (5 year CMT + 4.73%), 5.00%		400	414,575
Bank of East Asia Ltd., (5 year CMT + 5.53%), 5.83%(a)(f)(h)		250	262,812
Bank Tabungan Negara Persero Tbk PT, 4.20%, 01/23/25(f)		200	203,760
BBK BSC, 5.50%, 07/09/24(f)		279	289,951
Commerzbank AG, (5 year EUR Swap + 6.36%), 6.13%(a)(f)(h)	EUR	400	495,817
Grupo Aval Ltd., 4.38%, 02/04/30(b)	USD	580	555,640
Intesa Sanpaolo SpA, (5 year EUR Swap + 6.09%), 5.88%(a)(f)(h)	EUR	250	324,472
Itau Unibanco Holding SA/Cayman Island, 5.13%, 05/13/23(b)(e)	USD	432	450,981
NBK Tier 1 Financing Ltd., (6 year USD Swap + 2.88%), 3.63%(a)(b)(h)		541	533,730

			3,685,605

Beverages — 1.0%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.70%, 02/01/36		145	174,987
Anheuser-Busch InBev Worldwide, Inc., 4.50%, 06/01/50(e)		245	302,040
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.75%, 07/15/27(f)	GBP	390	527,457
Central American Bottling Corp. 5.75%, 01/31/27(e)(f)	USD	425	435,705
5.75%, 01/31/27(b)		100	102,519
Keurig Dr. Pepper, Inc., 3.80%, 05/01/50		295	326,645
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24(b)(e)		1,092	1,102,014
OI European Group BV, 2.88%, 02/15/25(f)	EUR	260	298,290

			3,269,657

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) December 31, 2021	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Biotechnology — 0.3%
Amgen, Inc., 3.00%, 01/15/52	USD 390	$378,415
Cidron Aida Finco Sarl, 6.25%, 04/01/28(f)	GBP 200	267,326
Gilead Sciences, Inc., 2.80%, 10/01/50(e)	USD 195	189,042
Royalty Pharma PLC, 3.55%, 09/02/50	195	193,336

		1,028,119

Building Materials — 0.2%
Cemex SAB de CV
3.13%, 03/19/26(f)	EUR 300	347,698
3.88%, 07/11/31(b)	USD 230	229,281
Standard Industries, Inc., 4.75%, 01/15/28(b)(e)	46	47,495

		624,474

Building Products — 0.1%
Lowe’s Cos., Inc., 3.00%, 10/15/50(e)	390	384,617
SRS Distribution, Inc., 4.63%, 07/01/28(b)	29	29,109

		413,726

Capital Markets — 0.2%
Sherwood Financing PLC(f)
4.50%, 11/15/26	EUR 100	113,708
6.00%, 11/15/26	GBP 156	210,668
(3 mo. EURIBOR + 4.63%), 4.63%, 11/15/27(a)	EUR 100	114,135
XP, Inc., 3.25%, 07/01/26(b)	USD 323	310,443

		748,954

Chemicals — 1.7%
Alpek SAB de CV, 3.25%, 02/25/31(b)	324	324,567
Axalta Coating Systems Dutch Holding B BV, 3.75%, 01/15/25(f)	EUR 100	114,514
Braskem Idesa SAPI, 6.99%, 02/20/32(b)	USD 300	301,406
Braskem Netherlands Finance BV, (5 year CMT + 8.22%), 8.50%, 01/23/81(a)(b)(e)	497	576,458
Chemours Co., 4.00%, 05/15/26	EUR 100	115,131
Equate Petrochemical BV, 2.63%, 04/28/28(b)	USD 200	200,500
International Flavors & Fragrances, Inc., 3.47%, 12/01/50(b)	165	172,858
Lune Holdings Sarl, 5.63%, 11/15/28(f)	EUR 100	113,850
LYB International Finance III LLC, 4.20%, 05/01/50	USD 195	225,378
NOVA Chemicals Corp., 4.88%, 06/01/24(b)(e)	1,407	1,452,727
OCI NV, 3.63%, 10/15/25(f)	EUR 90	106,128
Sasol Financing USA LLC(e)
4.38%, 09/18/26	USD 200	201,260
6.50%, 09/27/28	576	623,340
5.50%, 03/18/31	315	316,197
SCIL IV LLC/SCIL USA Holdings LLC, 4.38%, 11/01/26(f)	EUR 100	115,700
Sherwin-Williams Co., 2.90%, 03/15/52	USD 195	190,423
UPL Corp. Ltd., (5 year CMT + 3.87%), 5.25%(a)(f)(h)	200	200,912

		5,351,349

Commercial Services & Supplies — 0.9%
AMN Healthcare, Inc., 4.63%, 10/01/27(b)(e)	210	217,667
Avis Budget Finance PLC, 4.13%, 11/15/24(f)	EUR 100	114,846
BCP V Modular Services Finance II PLC, 4.75%, 11/30/28(f)	100	114,704
Loxam SAS, 3.75%, 07/15/26(f)	200	231,115
United Rentals North America, Inc., 4.88%, 01/15/28(e)	USD 1,396	1,467,021
Verisure Holding AB(f)
3.50%, 05/15/23	EUR 271	310,427

Security	Par (000)	Value

Commercial Services & Supplies (continued)
Verisure Holding AB(f) (continued)
3.88%, 07/15/26	EUR 100	$115,809
Verisure Midholding AB, 5.25%, 02/15/29(f)	150	172,918

		2,744,507

Construction & Engineering — 0.0%
Ferrovial Netherlands BV, (5 year EUR Swap + 2.13%), 2.12%(a)(f)(h)	100	113,474

Construction Materials — 0.3%
KAR Auction Services, Inc., 5.13%, 06/01/25(b)(e)	USD 816	828,240

Consumer Discretionary(f) — 0.1%
Carnival Corp., 10.13%, 02/01/26.	EUR 110	141,459
Q-Park Holding I BV
1.50%, 03/01/25	100	109,723
(3 mo. EURIBOR + 2.00%), 2.00%, 03/01/26(a)	100	110,008
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/26	88	102,898

		464,088

Consumer Finance — 0.3%

Encore Capital Group, Inc., 4.88%, 10/15/25(f)	200	237,093
Global Payments, Inc., 4.15%, 08/15/49	USD 195	222,430
Muthoot Finance Ltd.
6.13%, 10/31/22(b)	453	464,410
4.40%, 09/02/23(f)	200	204,000

		1,127,933

Containers & Packaging — 0.6%
Klabin Austria GmbH, 3.20%, 01/12/31(b)(e)	305	282,125
Suzano Austria GmbH
3.13%, 01/15/32	290	280,575
7.00%, 03/16/47(b)(e)	1,000	1,263,938

		1,826,638

Diversified Consumer Services — 0.1%
Rekeep SpA, 7.25%, 02/01/26(f)	EUR 200	242,273

Diversified Financial Services — 4.7%
Alfa SAB de CV
6.88%, 03/25/44(b)(e)	USD 400	522,625
6.88%, 03/25/44(f)	200	261,313
ASG Finance Designated Activity Co., 7.88%, 12/03/24(b)	944	910,960
Avianca Midco 2 Ltd., 9.00%, 12/01/28(b)	7,804	7,803,481
Bank of America Corp., (3 mo. LIBOR US + 3.15%), 4.08%, 03/20/51(a)(e)	325	390,919
doValue SpA, 3.38%, 07/31/26(f)	EUR 259	297,968
Garfunkelux Holdco 3 SA(f)
6.75%, 11/01/25	300	354,016
7.75%, 11/01/25	GBP 100	140,600
Goldman Sachs Group, Inc., 4.80%, 07/08/44	USD 195	249,045
Intrum AB, 4.88%, 08/15/25(f)	EUR 100	118,110
Manappuram Finance Ltd., 5.90%, 01/13/23(f)	USD 200	204,250
Morgan Stanley, (SOFR + 1.36%), 2.48%, 09/16/36(a)	165	158,887
Oceana Australian Trust, 10.00%, 08/31/23(c)	AUD 2,424	1,772,399
Operadora de Servicios Mega SA de CV Sofom ER, 8.25%, 02/11/25(b)(e)	USD 661	612,995
ProGroup AG, 3.00%, 03/31/26(f)	EUR 100	115,131
Shriram Transport Finance Co. Ltd.(f)
5.95%, 10/24/22	USD 200	203,260

14	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Diversified Financial Services (continued)
Shriram Transport Finance Co. Ltd. (f) (continued) 5.10%, 07/16/23	USD	400	$409,000
Sun Country, 7.00%, 12/15/23(c)		522	513,291

			15,038,250

Diversified Telecommunication Services — 1.5%
AT&T, Inc., 3.30%, 02/01/52(e)		195	190,961
Axtel SAB de CV, 6.38%, 11/14/24(b)(e)		800	822,400
Level 3 Financing, Inc.(b)(e)
4.25%, 07/01/28		575	569,250
3.63%, 01/15/29		460	437,000
Oi SA, (10.00% Cash or 8.00% Cash + 4.00% PIK), 10.00%, 07/27/25(e)(g)		375	330,188
SoftBank Group Corp.(f) 4.75%, 07/30/25	EUR	200	239,085
(5 year USD ICE Swap + 4.23%), 6.00%(a)(h)	USD	400	396,500
Telecom Italia Capital SA, 6.38%, 11/15/33(e)		1,239	1,334,161
Verizon Communications, Inc. 2.88%, 11/20/50(e)		195	185,033
3.55%, 03/22/51		198	213,219

			4,717,797

Electric Utilities — 1.0%
Empresas Publicas de Medellin ESP, 4.25%, 07/18/29(b)		505	478,267
NextEra Energy Capital Holdings, Inc., 3.00%, 01/15/52		387	386,314
NPC Ukrenergo, 6.88%, 11/09/26(b)		235	205,355
Oryx Funding Ltd., 5.80%, 02/03/31(b)		200	211,500
Talen Energy Supply LLC(b)(e) 7.25%, 05/15/27		1,591	1,408,035
6.63%, 01/15/28		675	592,312

			3,281,783

Electrical Equipment(f) — 0.0%
Pearl Holding II Ltd., (6.00% PIK), 6.00%(c)(g)(h)		95	3,817
Pearl Holding III Ltd., 9.00%, 10/22/25		76	51,680

			55,497

Energy Equipment & Services — 0.4%
Bristow Group, Inc., 6.88%, 03/01/28(b)(e)		269	279,819
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24(b)(e)		919	928,188
Vallourec SA, 8.50%, 06/30/26(f)	EUR	42	49,228

			1,257,235

Equity Real Estate Investment Trusts (REITs) — 1.3%
American Tower Corp. 3.10%, 06/15/50(e)	USD	195	189,637
2.95%, 01/15/51		195	184,707
Crown Castle International Corp., 2.90%, 04/01/41		195	189,643
Equinix, Inc., 2.95%, 09/15/51		195	184,041
LMIRT Capital Pte Ltd., 7.25%, 06/19/24(f)		200	205,000
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.63%, 05/01/24(e)		1,895	2,025,224
4.63%, 06/15/25(b)		123	131,129
Mid-America Apartments LP, 2.88%, 09/15/51		28	27,566
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co.Issuer, 4.88%, 05/15/29(b)		87	88,958
Service Properties Trust 4.50%, 06/15/23(e)		512	511,749
7.50%, 09/15/25		58	62,839

Security	Par (000)		Value

Equity Real Estate Investment Trusts (REITs) (continued)
Trust Fibra Uno, 5.25%, 01/30/26(b)	USD	230	$251,562
XHR LP(b)
6.38%, 08/15/25(e)		148	156,544
4.88%, 06/01/29		27	27,473

			4,236,072

Food & Staples Retailing — 0.7%
Bellis Acquisition Co. PLC, 3.25%, 02/16/26(f)	GBP	100	130,127
BRF GmbH, 4.35%, 09/29/26(f)	USD	200	201,912
Cydsa SAB de CV, 6.25%, 10/04/27(b)		400	411,325
Grupo KUO SAB de CV, 5.75%, 07/07/27(b)		800	823,900
Health & Happiness H&H International Holdings Ltd., 5.63%, 10/24/24(f)		200	199,600
Kroger Co., 3.95%, 01/15/50(e)		195	224,217
Picard Groupe SAS, 3.88%, 07/01/26(f)	EUR	100	115,131

			2,106,212

Food Products — 0.5%
Frigorifico Concepcion SA, 7.70%, 07/21/28(b)	USD	200	201,850
JBS USA LUX SA/JBS USA Finance, Inc., 6.75%, 02/15/28(b)(e)		43	46,408
MHP Lux SA, 6.25%, 09/19/29(b)(e)		1,000	938,938
Tereos Finance Groupe I SA, 7.50%, 10/30/25(f)	EUR	238	290,426

			1,477,622

Health Care Equipment & Supplies — 0.1%
Becton Dickinson and Co., 3.79%, 05/20/50	USD	195	218,804

Health Care Providers & Services — 2.6%
Acadia Healthcare Co., Inc., 5.50%, 07/01/28(b)		55	57,809
Anthem, Inc., 3.13%, 05/15/50		195	199,802
DaVita, Inc., 4.63%, 06/01/30(b)(e)		890	911,137
HCA, Inc.
3.50%, 09/01/30(e)		1,210	1,278,819
5.25%, 06/15/49		195	250,442
Mozart Debt Merger Sub, Inc., 3.88%, 04/01/29(b)		663	660,660
Phoenix PIB Dutch Finance BV, 2.38%, 08/05/25(f)	EUR	100	116,457
Select Medical Corp., 6.25%, 08/15/26(b)(e)	USD	780	826,211
Tenet Healthcare Corp.(b)
4.63%, 09/01/24(e)		901	921,272
4.88%, 01/01/26(e)		1,488	1,528,369
4.63%, 06/15/28		49	50,348
4.25%, 06/01/29(e)		1,124	1,141,411
4.38%, 01/15/30(i)		111	112,450
Universal Health Services, Inc., 2.65%, 10/15/30(b)(e)		137	135,891

			8,191,078

Health Care Technology(f) — 0.2%
CAB SELAS, 3.38%, 02/01/28	EUR	449	510,505
Chrome Bidco SASU, 3.50%, 05/31/28		100	114,703

			625,208

Hotels, Restaurants & Leisure — 3.8%
Boyd Gaming Corp.
8.63%, 06/01/25(b)	USD	41	43,932
4.75%, 12/01/27(e)		443	451,860
Caesars Entertainment, Inc.(b)
6.25%, 07/01/25(e)		486	510,118
8.13%, 07/01/27		314	347,736
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/25(b)(e)		144	150,381
Carlson Travel, Inc., 6.75%, 12/15/25(b)(j)(k)		2,704	1,326,143

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) December 31, 2021	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Hotels, Restaurants & Leisure (continued)
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.50%, 05/01/25(b)(e)	USD	220	$227,700
Champion Path Holdings Ltd.(f) 4.50%, 01/27/26		200	191,500
4.85%, 01/27/28		200	190,413
Cirsa Finance International Sarl, 4.75%, 05/22/25(f)	EUR	100	112,854
CPUK Finance Ltd., 6.50%, 08/28/26(f)	GBP	100	140,837
Dave & Buster’s, Inc., 7.63%, 11/01/25(b)	USD	35	37,319
Fortune Star BVI Ltd.(f) 5.95%, 01/29/23		200	201,920
6.75%, 07/02/23		200	203,520
6.85%, 07/02/24		600	615,900
Full House Resorts, Inc., 8.25%, 02/15/28(b)		29	30,450
Golden Entertainment, Inc., 7.63%, 04/15/26(b)(e)		274	286,330
International Game Technology PLC, 6.50%, 02/15/25(b)(e)		1,150	1,247,750
IRB Holding Corp., 7.00%, 06/15/25(b)(e)		151	159,753
Marriott International, Inc.(e)
Series FF, 4.63%, 06/15/30		106	119,244
Series GG, 3.50%, 10/15/32		508	532,005
Marriott Ownership Resorts, Inc., 6.13%, 09/15/25(b)(e)		278	289,815
Melco Resorts Finance Ltd.(f) 5.25%, 04/26/26		300	295,931
5.38%, 12/04/29		200	193,163
MGM China Holdings Ltd., 5.88%, 05/15/26(e)(f)		300	300,431
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/29(b)		218	219,090
Peninsula Pacific Entertainment LLC/Peninsula Pacific Entertainment Finance, Inc., 8.50%, 11/15/27(b)		746	805,680
Scientific Games International, Inc., 7.00%, 05/15/28(b)(e)		464	494,160
SeaWorld Parks & Entertainment, Inc., 8.75%, 05/01/25(b)(e)		669	709,140
Stonegate Pub Co. Financing PLC(f) 8.00%, 07/13/25	GBP	100	137,385
8.25%, 07/31/25		200	274,365
Studio City Finance Ltd., 5.00%, 01/15/29(b)	USD	200	179,663
Travel + Leisure Co., 6.63%, 07/31/26(b)(e)		189	209,571
Wynn Macau Ltd., 5.50%, 01/15/26(e)(f)		400	372,000
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(b)(e)		482	489,230

			12,097,289

Household Durables — 3.4%
Ashton Woods USA LLC/Ashton Woods Finance Co.(b) 6.63%, 01/15/28(e)		495	522,225
4.63%, 08/01/29		66	65,175
Brookfield Residential Properties, Inc./Brookfield Residential US LLC(b) 6.25%, 09/15/27(e)		541	564,696
5.00%, 06/15/29		27	27,019
Century Communities, Inc., 6.75%, 06/01/27		110	116,050
Controladora Mabe SA de CV, 5.60%, 10/23/28(b)(e)		1,000	1,136,750
Forestar Group, Inc.(b) 3.85%, 05/15/26		187	187,468
5.00%, 03/01/28(e)		669	686,561
M/I Homes, Inc., 4.95%, 02/01/28(e)		510	530,400
Nobel Bidco BV, 3.13%, 06/15/28(f)	EUR	100	111,146

Security	Par (000)		Value

Household Durables (continued)
PulteGroup, Inc., 7.88%, 06/15/32(e)	USD	1,138	$1,617,057
Taylor Morrison Communities, Inc.(b)(e) 5.88%, 06/15/27		647	724,640
5.75%, 01/15/28		2,269	2,535,607
Tri Pointe Homes, Inc. 5.25%, 06/01/27(e)		505	542,244
5.70%, 06/15/28		38	41,800
William Lyon Homes, Inc., 6.63%, 07/15/27(b)(e)		1,298	1,366,145

			10,774,983

Independent Power and Renewable Electricity Producers — 1.4%
Azure Power Energy Ltd., 3.58%, 08/19/26(b)		200	201,687
Calpine Corp.(b)(e) 4.50%, 02/15/28		1,365	1,416,187
5.13%, 03/15/28		722	732,946
Continuum Energy Levanter Pte Ltd., 4.50%, 02/09/27(b)(e)		223	228,058
Greenko Dutch BV, 3.85%, 03/29/26(f)		197	198,970
Greenko Solar Mauritius Ltd., 5.95%, 07/29/26(f)		300	319,125
India Green Energy Holdings 5.38%, 04/29/24(b)		300	309,750
5.38%, 04/29/24(f)		250	258,125
Investment Energy Resources Ltd., 6.25%, 04/26/29(b)		220	236,225
ReNew Power Synthetic, 6.67%, 03/12/24(e)(f)		500	519,625
Renewable Energy Group, Inc., 5.88%, 06/01/28(b)		14	14,385

			4,435,083

Industrial Conglomerates — 0.2%
Metalloinvest Finance DAC, 3.38%, 10/22/28(b)		648	640,354

Insurance — 0.4%
American International Group, Inc., 4.38%, 06/30/50		250	311,629
Galaxy Bidco Ltd., 6.50%, 07/31/26(f)	GBP	120	167,169
Prudential PLC, (5 year CMT + 1.52%), 2.95%, 11/03/33(a)(f)	USD	750	741,960

			1,220,758

Interactive Media & Services(f) — 0.3%
Adevinta ASA, 3.00%, 11/15/27	EUR	331	385,843
United Group BV, 4.88%, 07/01/24		430	493,528

			879,371

Internet & Direct Marketing Retail — 0.1%
Amazon.com, Inc., 3.10%, 05/12/51	USD	285	304,272
Very Group Funding PLC, 6.50%, 08/01/26(f)	GBP	100	134,773

			439,045

IT Services — 0.4%
CA Magnum Holdings, 5.38%, 10/31/26(f)	USD	200	206,760
Centurion Bidco SpA, 5.88%, 09/30/26(f)	EUR	200	233,962
Fidelity National Information Services, Inc., 4.50%, 08/15/46	USD	165	199,728
Fiserv, Inc., 4.40%, 07/01/49		195	232,313
International Business Machines Corp., 2.95%, 05/15/50(e)		195	190,434
La Financiere Atalian SASU, 6.63%, 05/15/25(f)	GBP	200	267,670

			1,330,867

Machinery — 0.2%
TK Elevator Midco GmbH(f) 4.38%, 07/15/27	EUR	115	135,183

16	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Machinery (continued)
TK Elevator Midco GmbH(f) (continued)
(3 mo. EURIBOR + 4.75%), 4.75%, 07/15/27(a)	EUR	173	$198,832
TK Elevator US Newco Inc., 5.25%, 07/15/27(b)(e)	USD	274	288,042

			622,057

Media — 2.3%
Altice Financing SA(f) 2.25%, 01/15/25	EUR	180	199,767
4.25%, 08/15/29		100	111,231
Arqiva Broadcast Finance PLC, 6.75%, 09/30/23(f)	GBP	133	182,272
Charter Communications Operating LLC/Charter Communications Operating Capital, 3.70%, 04/01/51	USD	195	188,523
Clear Channel Worldwide Holdings, Inc., 5.13%, 08/15/27(b)(e)		738	763,653
Comcast Corp., 2.89%, 11/01/51(b)		235	227,477
Liquid Telecommunications Financing PLC, 5.50%, 09/04/26(b)(e)		400	410,875
Lorca Telecom Bondco SA, 4.00%, 09/18/27(f)	EUR	350	404,950
Network i2i Ltd., (5 year CMT + 4.27%), 5.65%(a)(f)(h)	USD	434	456,053
Nexstar Media, Inc., 5.63%, 07/15/27(b)(e)		733	772,670
Sable International Finance Ltd., 5.75%, 09/07/27(e)(f)		460	470,925
SES SA, (5 year EUR Swap + 5.40%), 5.63%(a)(f)(h)	EUR	100	121,777
Sirius XM Radio, Inc.(b)(e) 5.00%, 08/01/27	USD	70	72,754
5.50%, 07/01/29		66	71,115
Summer BC Holdco B Sarl, 5.75%, 10/31/26(f)	EUR	331	391,864
TEGNA, Inc., 4.63%, 03/15/28(e)	USD	301	304,248
Tele Columbus AG, 3.88%, 05/02/25(f)	EUR	100	112,142
UPCB Finance VII Ltd., 3.63%, 06/15/29(f)		100	116,127
ViacomCBS, Inc., 4.95%, 05/19/50	USD	195	248,576
VTR Comunicaciones SpA, 4.38%, 04/15/29(b)		290	288,550
Ziggo BV, 5.50%, 01/15/27(b)(e)		1,300	1,335,750

			7,251,299

Metals & Mining — 2.0%
ABJA Investment Co. Pte Ltd., 5.95%, 07/31/24(f)		300	324,750
AngloGold Ashanti Holdings PLC, 3.75%, 10/01/30		200	200,760
Commercial Metals Co., 5.38%, 07/15/27(e)		1,374	1,428,960
JSW Steel Ltd., 5.38%, 04/04/25(f)		200	209,500
Metinvest BV(f) 8.50%, 04/23/26		296	308,173
7.65%, 10/01/27		600	598,050
Mongolian Mining Corp/Energy Resources LLC, 9.25%, 04/15/24(f)		200	163,850
Nexa Resources SA, 5.38%, 05/04/27(b)(e)		1,198	1,269,356
Periama Holdings LLC, 5.95%, 04/19/26(f)		200	212,500
Steel Dynamics, Inc., 3.25%, 10/15/50		195	196,527
thyssenkrupp AG, 1.88%, 03/06/23(f)	EUR	127	146,464
Usiminas International Sarl, 5.88%, 07/18/26(b)(e)	USD	200	206,163
Vedanta Resources Finance II PLC 13.88%, 01/21/24(f)		200	211,662
8.95%, 03/11/25(b)(e)		320	312,800
8.95%, 03/11/25(f)		200	195,500
Vedanta Resources Ltd., 7.13%, 05/31/23(f)		270	260,685

			6,245,700

Multiline Retail — 0.1%
InRetail Consumer, 3.25%, 03/22/28(b)		200	198,350

Security	Par (000)		Value

Oil, Gas & Consumable Fuels — 6.0%
Bioceanico Sovereign Certificate Ltd., 0.00%, 06/05/34(e)(f)(l)	USD	687	$514,639
BP Capital Markets PLC, (5 year EUR Swap + 4.12%), 3.63%(a)(f)(h)	EUR	300	366,749
Buckeye Partners LP, 4.13%, 03/01/25(b)(e)	USD	195	201,338
Centennial Resource Production LLC(b)(e) 5.38%, 01/15/26		1,841	1,804,180
6.88%, 04/01/27		127	129,540
Cheniere Energy Partners LP 4.50%, 10/01/29(e)		335	355,100
3.25%, 01/31/32(b)		38	38,380
Chesapeake Energy Corp.(b) 5.50%, 02/01/26		110	115,775
5.88%, 02/01/29		40	42,790
Citgo Holding, Inc., 9.25%, 08/01/24(b)		306	307,530
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(b)		54	55,215
Ecopetrol SA, 4.63%, 11/02/31		490	475,937
eG Global Finance PLC, 4.38%, 02/07/25(f)	EUR	344	392,623
EG Global Finance PLC, 6.25%, 10/30/25(f)		100	116,696
Energean Israel Finance Ltd., 4.88%, 03/30/26(b)	USD	255	253,008
Energy Transfer LP, 5.00%, 05/15/50(e)		195	224,386
Geopark Ltd., 5.50%, 01/17/27(b)		205	197,287
GMR Hyderabad International Airport Ltd., 5.38%, 04/10/24(f)		200	205,287
Hammerhead Resources, Inc., Series AI, (12.00% PIK), 9.00%, 07/10/22(c)		805	805,059
Hilong Holding Ltd., 9.75%, 11/18/24(f)		200	161,663
HPCL-Mittal Energy Ltd., 5.45%, 10/22/26(f)		200	208,500
HTA Group Ltd., 7.00%, 12/18/25(b)(e)		415	432,197
IHS Holding Ltd., 6.25%, 11/29/28(b)		305	308,050
Leviathan Bond Ltd., 5.75%, 06/30/23(b)(e)		292	300,164
MC Brazil Downstream Trading Sarl, 7.25%, 06/30/31(b)		315	313,327
Medco Oak Tree Pte Ltd., 7.38%, 05/14/26(f)		200	206,760
Medco Platinum Road Pte Ltd., 6.75%, 01/30/25(f)		200	204,037
Neptune Energy Bondco PLC, 6.63%, 05/15/25(b)(e)		200	204,250
NGPL PipeCo LLC, 7.77%, 12/15/37(b)(e)		1,032	1,444,841
Oil and Gas Holding Co., 7.63%, 11/07/24(f)		263	283,300
OQ SAOC, 5.13%, 05/06/28(b)		286	291,059
Petroleos Mexicanos 6.50%, 03/13/27(e)		952	1,012,100
5.95%, 01/28/31		665	645,432
6.70%, 02/16/32(b)(e)		495	498,712
6.38%, 01/23/45		373	323,997
6.75%, 09/21/47		662	584,215
Puma International Financing SA, 5.13%, 10/06/24(b)		1,000	1,000,000
Rockies Express Pipeline LLC, 6.88%, 04/15/40(b)(e)		1,000	1,130,005
Rubis Terminal Infra SAS, 5.63%, 05/15/25(f)	EUR	150	177,392
SM Energy Co., 10.00%, 01/15/25(b)(e)	USD	320	352,205
Stoneway Capital Corp.(j)(k) 10.00%, 03/01/27(b)		1,948	574,135
10.00%, 03/01/27(f)		691	203,557
Sunoco LP/Sunoco Finance Corp. 6.00%, 04/15/27(e)		27	28,158
4.50%, 05/15/29		67	68,040
4.50%, 04/30/30(b)		427	437,639
TotalEnergies SE, Series NC7, (5 year EUR Swap + 1.99%), 1.63%(a)(f)(h)	EUR	500	564,212

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) December 31, 2021	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Transocean Guardian Ltd., 5.88%, 01/15/24(b)(e)	USD	162	$153,628
UGI International LLC, 2.50%, 12/01/29(f)(i)	EUR	100	112,341
Vivo Energy Investments BV, 5.13%, 09/24/27(b)(e)	USD	200	208,000

			19,033,435

Personal Products — 0.1%
Coty, Inc. 3.88%, 04/15/26(f)	EUR	100	116,069
6.50%, 04/15/26(b)	USD	98	101,062

			217,131

Pharmaceuticals — 1.0%
AbbVie, Inc., 4.88%, 11/14/48		300	387,658
Bausch Health Cos., Inc., 4.88%, 06/01/28(b)		46	46,920
Bayer AG, (5 year EUR Swap + 2.55%), 3.75%, 07/01/74(a)(f)	EUR	350	412,920
Cheplapharm Arzneimittel GmbH(f) 3.50%, 02/11/27		100	115,729
4.38%, 01/15/28		331	392,687
Cigna Corp., 3.40%, 03/15/51(e)	USD	195	203,896
CVS Health Corp., 5.05%, 03/25/48		195	254,951
Merck & Co., Inc., 2.75%, 12/10/51		103	101,918
Nidda Healthcare Holding GmbH, 3.50%, 09/30/24(f)	EUR	472	535,564
Rossini Sarl(f) 6.75%, 10/30/25		400	471,856
(3 mo. EURIBOR + 3.88%), 3.88%, 10/30/25(a)		100	113,736
Teva Pharmaceutical Finance Netherlands II BV 3.75%, 05/09/27		100	113,195
4.38%, 05/09/30		100	112,377

			3,263,407

Real Estate Management & Development — 4.8%
Adler Group SA(f) 3.25%, 08/05/25		300	296,124
2.75%, 11/13/26		100	95,634
Agile Group Holdings Ltd., 5.75%, 01/02/25(e)(f)	USD	500	320,000
Arabian Centres Sukuk II Ltd., 5.63%, 10/07/26(b)		510	501,712
Central China Real Estate Ltd.(f) 7.90%, 11/07/23		200	131,000
7.25%, 08/13/24		200	123,937
CFLD Cayman Investment Ltd.(f)(j)(k) 8.63%, 02/28/21		200	52,938
8.60%, 04/08/24		200	54,100
China Aoyuan Group Ltd.(f) 8.50%, 01/23/22		200	41,938
7.95%, 02/19/23(e)		400	78,000
6.35%, 02/08/24		200	39,000
6.20%, 03/24/26		206	39,181
China Evergrande Group(f)(j)(k) 8.25%, 03/23/22		200	36,413
9.50%, 04/11/22		200	30,725
11.50%, 01/22/23		200	29,975
7.50%, 06/28/23(e)		200	29,975
12.00%, 01/22/24		400	59,825
10.50%, 04/11/24		200	29,913
China SCE Group Holdings Ltd., 7.25%, 04/19/23(f)		200	176,000
CIFI Holdings Group Co. Ltd.(f) 6.00%, 07/16/25		200	195,260
5.95%, 10/20/25(e)		400	388,000
5.25%, 05/13/26		200	188,760
DEMIRE Deutsche Mittelstand Real Estate AG, 1.88%, 10/15/24(f)	EUR	100	111,853

Security	Par (000)		Value

Real Estate Management & Development (continued)
Dexin China Holdings Co. Ltd., 11.88%, 04/23/22(f)	USD	200	$156,725
DIC Asset AG, 2.25%, 09/22/26(f)	EUR	100	107,873
Easy Tactic Ltd.(f) 9.13%, 07/28/22(e)	USD	200	86,350
12.38%, 11/18/22		200	86,538
5.88%, 02/13/23		200	74,000
8.63%, 02/27/24		300	102,750
Fantasia Holdings Group Co. Ltd.(f)(j)(k) 11.75%, 04/17/22		400	92,000
9.25%, 07/28/23		200	45,938
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(b)(e)		750	782,325
GLP Pte Ltd., (5 year CMT + 3.74%), 4.50%(a)(f)(h)		202	195,852
Greenland Global Investment Ltd., 6.75%, 09/26/23(f)		200	167,912
Haimen Zhongnan Investment Development International Co. Ltd., 12.00%, 06/08/22(f)		200	69,813
Heimstaden Bostad AB, (5 year EUR Swap + 3.15%), 2.63%(a)(f)(h)	EUR	100	107,305
Hopson Development Holdings Ltd., 7.00%, 05/18/24(f)	USD	250	239,500
Howard Hughes Corp., 5.38%, 08/01/28(b)(e)		981	1,044,809
JGC Ventures Pte Ltd., 10.75%, 08/30/21(f)(j)(k)		239	106,413
Jingrui Holdings Ltd., 12.00%, 07/25/22(f)		200	110,372
Kaisa Group Holdings Ltd.(f) 11.95%, 10/22/22(e)		200	55,040
9.75%, 09/28/23		200	51,788
11.95%, 11/12/23		200	52,100
9.38%, 06/30/24(e)		400	104,200
11.25%, 04/16/25		200	52,475
11.70%, 11/11/25(e)		200	52,600
KWG Group Holdings Ltd.(f) 7.40%, 03/05/24		200	148,500
5.95%, 08/10/25		270	192,966
Logan Group Co. Ltd.(f) 5.75%, 01/14/25		200	191,260
5.25%, 10/19/25		295	272,875
MAF Sukuk Ltd.(f) 4.64%, 05/14/29		509	565,244
3.93%, 02/28/30		443	473,816
Modern Land China Co. Ltd.(f)(j)(k) 11.50%, 11/13/22		240	43,125
9.80%, 04/11/23		200	35,938
New Metro Global Ltd., 4.50%, 05/02/26(f)		430	365,312
Powerlong Real Estate Holdings Ltd.(f) 7.13%, 11/08/22		200	183,000
5.95%, 04/30/25		220	182,531
Redsun Properties Group Ltd., 10.50%, 10/03/22(f)		200	112,000
RKPF Overseas Ltd.(f)
Series 2019-A, 6.70%, 09/30/24		200	193,000
Series 2019-A, 6.00%, 09/04/25		515	494,239
Series 2020-A, 5.20%, 01/12/26		200	185,760
Ronshine China Holdings Ltd.(f) 5.50%, 02/01/22		200	149,162
8.75%, 10/25/22		200	82,000
8.95%, 01/22/23		200	75,000
7.35%, 12/15/23		200	75,000
7.10%, 01/25/25		200	75,000
Scenery Journey Ltd., 11.50%, 10/24/22(e)(f)(j)(k)		1,086	140,365
Seazen Group Ltd., 6.00%, 08/12/24(f)		200	169,500
Shimao Group Holdings Ltd., 3.45%, 01/11/31(e)(f)		200	113,750

18	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Real Estate Management & Development (continued)
Shui On Development Holding Ltd.(f) 6.15%, 08/24/24	USD	240	$235,200
5.50%, 03/03/25		200	191,937
Sinic Holdings Group Co. Ltd., 10.50%, 06/18/22(f)(j)(k)		200	7,980
Sunac China Holdings Ltd.(f) 6.50%, 07/09/23		200	127,937
7.50%, 02/01/24		200	126,000
6.65%, 08/03/24		300	192,000
7.00%, 07/09/25(e)		400	251,875
Theta Capital Pte Ltd., 8.13%, 01/22/25(f)		200	210,437
Times China Holdings Ltd.(f) 6.75%, 07/08/25		200	135,937
6.20%, 03/22/26		600	407,812
Wanda Group Overseas Ltd.(f) 7.50%, 07/24/22		200	187,000
8.88%, 03/21/23		200	175,500
Wanda Properties International Co. Ltd., 7.25%, 01/29/24(f)		200	188,760
Yango Justice International Ltd. 10.25%, 09/15/22		250	64,922
9.25%, 04/15/23(f)		200	50,920
7.88%, 09/04/24(f)		200	51,938
Yanlord Land HK Co. Ltd., 6.80%, 02/27/24(f)		200	201,500
Yuzhou Group Holdings Co. Ltd.(f) 7.70%, 02/20/25(e)		400	114,000
8.30%, 05/27/25		200	57,000
7.38%, 01/13/26		400	110,000
Zhenro Properties Group Ltd.(f) 9.15%, 05/06/23		200	140,000
8.30%, 09/15/23		200	137,000
7.88%, 04/14/24		200	131,000
7.35%, 02/05/25		240	152,820

			15,163,759

Road & Rail(f) — 0.2%
CMA CGM SA, 7.50%, 01/15/26	EUR	236	295,638
Getlink SE, 3.50%, 10/30/25		175	205,135

			500,773

Semiconductors & Semiconductor Equipment — 0.3%
ams AG, Series AMS, 0.00%, 03/05/25(f)(l)		200	202,538
Analog Devices, Inc., 2.95%, 10/01/51	USD	104	106,800
Broadcom, Inc., 3.75%, 02/15/51(b)(e)		390	407,746
Intel Corp., 3.25%, 11/15/49		195	205,806

			922,890

Software — 0.3%
Boxer Parent Co., Inc., 6.50%, 10/02/25(f)	EUR	100	119,344
Oracle Corp. 3.60%, 04/01/50(e)	USD	650	636,441
3.95%, 03/25/51		48	49,829
Playtika Holding Corp., 4.25%, 03/15/29(b)		61	59,780

			865,394

Specialty Retail — 0.1%
Goldstory SASU, 5.38%, 03/01/26(f)	EUR	254	294,963

Technology Hardware, Storage & Peripherals — 0.2%
Apple, Inc., 2.65%, 02/08/51(e)	USD	195	191,725
Dell International LLC / EMC Corp., 3.45%, 12/15/51(b)		195	187,220

Security	Par (000)		Value

Technology Hardware, Storage & Peripherals (continued)
Dell International LLC/EMC Corp., 8.35%, 07/15/46(e)	USD	49	$81,463
HP, Inc., 6.00%, 09/15/41		195	259,148

			719,556

Textiles, Apparel & Luxury Goods — 0.0%
Prime Bloom Holdings Ltd., 6.95%, 07/05/22(f)(j)(k)		470	93,853

Thrifts & Mortgage Finance — 0.2%
Jerrold Finco PLC(f)
4.88%, 01/15/26	GBP	100	137,047
5.25%, 01/15/27		100	137,791
Nationstar Mortgage Holdings, Inc., 6.00%, 01/15/27(b)	USD	24	25,001
Quicken Loans LLC/Quicken Loans Co-Issuer, Inc., 3.63%, 03/01/29(b)(e)		152	152,570
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc., 3.88%, 03/01/31(b)		122	123,830

			576,239

Tobacco(e) — 0.1%
Altria Group, Inc., 3.40%, 02/04/41		195	179,875
BAT Capital Corp., 3.98%, 09/25/50		195	187,442

			367,317

Transportation Infrastructure — 0.5%
Aeropuerto Internacional de Tocumen SA, 5.13%, 08/11/61(b)		310	324,686
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(b)(e)		547	563,855
Delhi International Airport Ltd., 6.13%, 10/31/26(f)		200	204,850
FedEx Corp., 4.05%, 02/15/48		195	218,919
Mexico City Airport Trust, 5.50%, 07/31/47(f)		300	299,494

			1,611,804

Utilities — 1.8%
Centrais Eletricas Brasileiras SA(b)
3.63%, 02/04/25		248	248,589
4.63%, 02/04/30		280	277,078
Electricite de France SA, (12 year EUR Swap + 3.04%), 5.00%(a)(f)(h)	EUR	100	125,847
FEL Energy VI Sarl, 5.75%, 12/01/40	USD	289	286,875
Genneia SA, 8.75%, 09/02/27(b)		383	357,409
India Cleantech Energy, 4.70%, 08/10/26(b)		250	253,672
Inkia Energy Ltd., 5.88%, 11/09/27(b)		1,000	1,025,187
Mong Doung Finacial Holdings BV, 5.13%, 05/07/29(e)(f)		325	315,514
Orano SA, 2.75%, 03/08/28(f)	EUR	100	118,404
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak, 4.85%, 10/14/38(b)(e)	USD	480	525,990
Star Energy Geothermal Wayang Windu Ltd., 6.75%, 04/24/33(f)		168	185,227
Thames Water Kemble Finance PLC, 4.63%, 05/19/26(f)		293	404,460
Veolia Environnement SA, (5 year EUR Swap + 2.84%), 2.50%(a)(f)(h)	EUR	700	797,946
Vistra Operations Co. LLC, 5.00%, 07/31/27(b)(e)	USD	792	821,953

			5,744,151

Wireless Telecommunication Services — 1.6%
Altice France SA(f)
2.50%, 01/15/25	EUR	341	382,405
2.13%, 02/15/25		148	163,860
5.88%, 02/01/27		100	118,831
4.25%, 10/15/29		200	225,992

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) December 31, 2021	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Wireless Telecommunication Services (continued)
GLP Capital LP/GLP Financing II, Inc., 4.00%, 01/15/31(e)	USD	350	$373,447
Kenbourne Invest SA(b) 6.88%, 11/26/24(e)		473	493,635
4.70%, 01/22/28		200	195,100
Millicom International Cellular SA, 4.50%, 04/27/31(b)(e)		380	382,446
T-Mobile USA, Inc., 3.30%, 02/15/51(e)		390	380,891
VEON Holdings BV, 4.00%, 04/09/25(b)(e)		388	394,305
VICI Properties LP/VICI Note Co., Inc., 4.63%, 12/01/29(b)(e)		422	449,103
Vmed O2 UK Financing I PLC(f) 3.25%, 01/31/31	EUR	133	150,066
4.50%, 07/15/31	GBP	300	404,545
Vodafone Group PLC 4.25%, 09/17/50	USD	195	225,062
(5 year EUR Swap + 3.23%), 3.00%, 08/27/80(a)(f)	EUR	450	516,167
VTR Comunicaciones SpA, 5.13%, 01/15/28(b)	USD	178	181,260

			5,037,115

Total Corporate Bonds — 54.5% (Cost: $182,067,142)			172,723,311

Floating Rate Loan Interests(a)

Aerospace & Defense — 0.4%
TransDigm, Inc., 2020 Term Loan F, (1 mo. LIBOR + 2.25%), 2.35%, 12/09/25		1,318	1,298,615

Air Freight & Logistics — 1.0%
Kestrel Bidco, Inc., Term Loan B, (6 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 12/11/26		2,565	2,482,770
XPO Logistics, Inc., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 1.85%, 02/24/25		809	805,115

			3,287,885

Airlines — 0.2%
Allegiant Travel Co., 2020 Term Loan, (3 mo. LIBOR + 3.00%), 3.16%, 02/05/24		723	718,294

Building Materials — 0.6%
Cornerstone Building Brands, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 3.75%, 04/12/28		1,950	1,942,405

Building Products — 0.1%
Advanced Drainage Systems, Inc., Term Loan B, (3 mo. LIBOR + 2.25%), 2.38%, 07/31/26		43	43,600
MI Windows And Doors LLC, 2020 Term Loan, (1 mo. LIBOR + 3.75%), 4.50%, 12/18/27		105	105,301

			148,901

Chemicals — 0.1%
SCIH Salt Holdings, Inc., 2021 Incremental Term Loan B, (3 mo. LIBOR + 4.00%), 4.75%, 03/16/27		269	265,855

Commercial Services & Supplies(c) — 0.4%
Interface Security Systems LLC, Term Loan, (1.00% PIK), 7.18%, 08/07/23(g)		1,037	1,012,927
KAR Auction Services, Inc., 2019 Term Loan B6, (1 mo. LIBOR + 2.25%), 2.38%, 09/19/26		76	74,066

			1,086,993

Security	Par (000)		Value

Construction & Engineering — 0.6%
Summit Materials Companies I LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 2.10%, 11/21/24	USD	1,735	$1,737,915

Diversified Consumer Services — 0.3%
Spectacle Gary Holdings LLC, 2021 Term Loan B, 11/19/28(c)(m)		925	924,232

Diversified Financial Services — 3.6%
Colorado Plaza, Term Loan, (1 mo. LIBOR + 2.90%), 7.27%, 05/15/24(c)		4,118	3,808,824
Credito Real SAB de CV Sofom ENR, Term Loan B, (3 mo. LIBOR + 3.75%), 3.91%, 02/17/23(c)		112	97,160
LBM Acquisition LLC, Term Loan B, (1 mo. LIBOR + 3.75%), 4.50%, 12/18/27		103	101,973
Luxembourg Life Fund, 2021 Term Loan, (3 mo. LIBOR + 9.25%), 9.47%, 04/01/23(c)		7,080	7,053,450
White Cap Buyer LLC, Term Loan B, (1 mo. LIBOR + 4.00%), 4.50%, 10/19/27		431	431,687

			11,493,094

Electric Utilities — 0.1%
Pacific Gas & Electric Co., 2020 Term Loan, (3 mo. LIBOR + 3.00%), 3.50%, 06/23/25		332	327,962

Electrical Equipment — 0.5%
Gates Global LLC, 2021 Term Loan B3, (1 mo. LIBOR + 2.50%), 3.25%, 03/31/27		1,534	1,529,382

Equity Real Estate Investment Trusts (REITs) — 0.3%
Magnum Intermediate Holdings I LLC, 2nd Lien Term Loan, 01/01/59(c)(m)		17,000	892,500

Health Care Providers & Services — 0.1%
Select Medical Corp., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 2.36%, 03/06/25		240	238,470

Hotels, Restaurants & Leisure — 1.5%
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 02/02/26		403	393,684
Caesars Resort Collection LLC, 2020 Term Loan B1, (1 mo. LIBOR + 3.50%), 3.60%, 07/20/25		338	337,641
ECL Entertainment LLC, Term Loan, (1 mo. LIBOR + 7.50%), 8.25%, 03/31/28		271	274,700
Golden Nugget LLC, 2017 Incremental Term Loan B, (2 mo. LIBOR + 2.50%), 3.25%, 10/04/23		514	510,269
Playtika Holding Corp., 2021 Term Loan, (1 mo. LIBOR + 2.75%), 2.85%, 03/11/28		495	492,573
Scientific Games International, Inc., 2018 Term Loan B5, (1 mo. LIBOR + 2.75%), 2.85%, 08/14/24		1,867	1,859,507
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 2.25%), 2.47%, 07/21/26		963	959,141

			4,827,515

Industrial Conglomerates — 0.5%
Robertshaw US Holding Corp., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 02/28/25		1,730	1,625,366

Media — 0.8%
Connect Finco Sarl, 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 12/12/26		834	833,846
CSC Holdings LLC, 2019 Term Loan B5, (3 mo. LIBOR + 2.50%), 2.61%, 04/15/27		413	406,968

20	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Media (continued)
Diamond Sports Group LLC, Term Loan, (1 mo. LIBOR + 3.25%), 3.36%, 08/24/26	USD	1,496	$689,206
Lamar Media Corp., 2020 Term Loan B, (3 mo. LIBOR + 1.50%), 1.61%, 02/06/27		58	57,537
PCI Gaming Authority, Term Loan, (1 mo. LIBOR + 2.50%), 2.60%, 05/29/26		671	668,037

			2,655,594

Oil, Gas & Consumable Fuels — 0.7%
Buckeye Partners LP, 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 2.35%, 11/01/26		1,304	1,298,100
Citgo Holding, Inc., 2019 Term Loan B, (3 mo. LIBOR + 7.00%, 1.00% Floor), 8.00%, 08/01/23		977	962,349

			2,260,449

Pharmaceuticals — 0.8%
Bausch Health Cos., Inc., Term Loan B, (1 mo. LIBOR + 2.75%), 2.85%, 11/27/25		1,689	1,677,635
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 2.10%, 11/15/27		754	743,017

			2,420,652

Road & Rail — 0.1%
Genesee & Wyoming, Inc., Term Loan, (3 mo. LIBOR + 2.00%), 2.22%, 12/30/26		399	396,171

Thrifts & Mortgage Finance — 0.9%
Caliber Home Loans, Inc., 2018 Revolver, (1 mo. LIBOR + 2.87%), 2.97%(c)		2,880	2,872,800

Trading Companies & Distributors — 0.1%
Foundation Building Materials Holding Company LLC, 2021 Term Loan, (3 mo. LIBOR + 3.25%), 3.75%, 01/31/28		66	65,590
The Enterprise Development Authority, Term Loan B, (1 mo. LIBOR + 4.25%), 5.00%, 02/28/28(c)		373	371,713

			437,303

Utilities — 0.1%
PLH Infrastructure Services, Inc., 2018 Term Loan, (3 mo. LIBOR + 6.00%), 6.15%, 08/07/23(c)		328	323,759

Total Floating Rate Loan Interests — 13.8% (Cost: $51,462,161)			43,712,112

Foreign Agency Obligations

Argentina — 0.1%
Argentine Republic Government International Bond, 3.50%, 07/09/41(e)(n)		907	320,851

Bahrain — 0.3%
Bahrain Government International Bond 7.00%, 01/26/26(f)		295	323,541
5.25%, 01/25/33(b)		200	187,438
CBB International Sukuk Co. 7 SPC, 6.88%, 10/05/25(e)(f)		282	316,104

			827,083

Colombia — 0.5%
Colombia Government International Bond 3.88%, 04/25/27(e)		773	778,701

Security	Par (000)		Value

Colombia (continued)
Colombia Government International Bond (continued)	USD	658	$592,734
3.13%, 04/15/31
4.13%, 05/15/51(e)		350	284,769

			1,656,204

Dominican Republic — 0.6%
Dominican Republic International Bond 5.95%, 01/25/27(e)(f)		494	549,575
4.50%, 01/30/30(b)(e)		571	581,278
4.88%, 09/23/32(b)		310	314,999
6.40%, 06/05/49(f)		518	543,835

			1,989,687

Egypt — 1.3%
Egypt Government International Bond 5.58%, 02/21/23(e)(f)		795	822,666
5.75%, 05/29/24(b)(e)		465	483,181
7.50%, 01/31/27(e)(f)		640	665,344
7.50%, 01/31/27(b)		350	363,860
6.38%, 04/11/31(b)	EUR	264	276,696
8.50%, 01/31/47(e)(f)	USD	1,394	1,232,575
7.50%, 02/16/61(b)		200	162,800

			4,007,122

Guatemala — 0.2%
Guatemala Government Bond(b) 5.38%, 04/24/32		200	222,725
4.65%, 10/07/41		419	418,817

			641,542

Indonesia — 0.1%
Indonesia Government International Bond, 5.35%, 02/11/49(e)		315	412,650

Mexico — 0.1%
Mexico Government International Bond, 4.35%, 01/15/47(e)		230	238,165

Mongolia — 0.1%
Mongolia Government International Bond, 5.13%, 04/07/26(f)		200	204,750

Morocco — 0.3%
Morocco Government International Bond 3.00%, 12/15/32(b)(e)		564	537,316
4.00%, 12/15/50(f)		294	265,978
4.00%, 12/15/50(b)		215	194,508

			997,802

Oman — 0.2%
Oman Government International Bond(f) 6.50%, 03/08/47		300	297,090
6.75%, 01/17/48		300	304,500

			601,590

Pakistan — 0.2%
Pakistan Government International Bond, 7.38%, 04/08/31(f)		260	258,050
Pakistan Water & Power Development Authority, 7.50%, 06/04/31(f)		400	386,875

			644,925

Panama — 0.1%
Panama Government International Bond, 4.50%, 04/16/50		210	231,171

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) December 31, 2021	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Paraguay — 0.3%
Paraguay Government International Bond 4.70%, 03/27/27(f)	USD	298	$330,743
5.40%, 03/30/50(b)(e)		500	569,937
5.40%, 03/30/50(f)		200	227,975

			1,128,655

Peru — 0.1%
Peruvian Government International Bond, 3.30%, 03/11/41		240	239,625

Romania — 0.2%
Romanian Government International Bond 3.00%, 02/14/31(b)(e)		500	506,650
4.00%, 02/14/51(f)		230	229,402

			736,052

Saudi Arabia — 0.1%
Saudi Government International Bond, 3.75%, 01/21/55(f)		230	246,028

Sri Lanka — 0.1%
Sri Lanka Government International Bond(f) 6.85%, 03/14/24		200	104,288
6.35%, 06/28/24		400	208,575
7.85%, 03/14/29(e)		263	132,042

			444,905

Ukraine — 0.3%
Ukraine Government International Bond(f) 8.99%, 02/01/24(e)		447	444,625
7.75%, 09/01/24		250	242,078
7.75%, 09/01/25(e)		369	352,949

			1,039,652

Total Foreign Agency Obligations — 5.2% (Cost: $17,269,774)			16,608,459

	Shares

Investment Companies

Fixed Income Funds — 0.8%
iShares iBoxx $ High Yield Corporate Bond ETF(o)		30,000	2,610,300

Total Investment Companies — 0.8% (Cost: $2,390,729)			2,610,300

	Par (000)

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations(a) — 2.1%
BCAP LLC Trust, Series 2012-RR3, Class 1A5, 6.25%, 12/26/37(b)	USD	1,287	1,202,612
Cascade Funding Mortgage Trust, Series 2019-RM3, Class C, 4.00%, 06/25/69(b)		2,076	2,087,785

Security	Par (000)		Value

Collateralized Mortgage Obligations (continued)
Connecticut Avenue Securities Trust 2021-R01, Series 2021-R01, Class 1B2, (30 day SOFR + 6.00%), 6.05%, 10/25/41(b)	USD	457	$466,984
Freddie Mac, Series 2021-DNA7, Class B2, (30 day SOFR + 7.80%), 7.85%, 11/25/41(b)		449	471,810
Seasoned Credit Risk Transfer Trust, Series 2018-1, Class BX, 5.16%, 05/25/57		4,379	2,511,523

			6,740,714

Commercial Mortgage-Backed Securities — 12.7%
Barclays Commercial Mortgage Trust, Series 2019-C3, Class D, 3.00%, 05/15/52(b)		1,629	1,474,361
Benchmark Mortgage Trust(b)
Series 2018-B2, Class D, 2.70%, 02/15/51(a)		3,000	2,606,611
Series 2018-B3, Class D, 3.04%, 04/10/51(a)		2,500	2,302,568
Series 2019-B9, Class XD, 2.00%, 03/15/52(a)		11,550	1,447,253
Series 2020-B16, Class D, 2.50%, 02/15/53		129	111,125
BX Commercial Mortgage Trust(a)(b)
Series 2018-IND, Class H, (1 mo. LIBOR US + 3.00%), 3.11%, 11/15/35		1,400	1,394,729
Series 2020-BXLP, Class F, (1 mo. LIBOR US + 2.00%), 2.11%, 12/15/36		681	675,853
BX Trust, Series 2021-MFM1, Class G, (1 mo. LIBOR US + 3.90%), 4.01%, 01/15/34(a)(b)		205	204,240
CFK Trust, Series 2019-FAX, Class E, 4.64%, 01/15/39(a)(b)		2,000	2,047,493
Citigroup Commercial Mortgage Trust(a)(b)
Series 2016-P3, Class D, 2.80%, 04/15/49		500	409,022
Series 2019-PRM, Class F, 4.73%, 05/10/36		2,000	1,995,354
Cold Storage Trust, Series 2020-ICE5, Class F, (1 mo. LIBOR US + 3.49%), 3.60%, 11/15/37(a)(b)		265	265,048
Credit Suisse Mortgage Trust, (1 mo. LIBOR US + 3.50%), 3.61%, 11/15/38(a)(b)		250	250,045
CSAIL Commercial Mortgage Trust, Series 2019-C15, Class D, 3.00%, 03/15/52(b)		540	467,708
CSMC Trust, Series 2020-NET, Class E, 3.70%, 08/15/37(a)(b)		1,500	1,513,701
CSMC-FACT, Series 2020-FACT, Class F, (1 mo. LIBOR US + 6.16%), 6.27%, 10/15/37(a)(b)		700	713,971
DBGS Mortgage Trust, Series 2019-1735, Class F, 4.19%, 04/10/37(a)(b)		999	907,394
DBUBS Mortgage Trust, Series 2017-BRBK, Class F, 3.53%, 10/10/34(a)(b)		575	562,510
ELP Commercial Mortgage Trust, Series 2021-ELP, Class J, (1 mo. LIBOR US + 3.61%), 3.72%, 11/15/38(a)(b)		300	298,434
GS Mortgage Securities Corp. Trust 2021-DM, Series 2021-DM, Class F, (1 mo. LIBOR US + 3.44%), 3.54%, 11/15/36(a)(b)		310	309,929
GS Mortgage Securities Trust, Series 2012-GCJ9, Class C, 4.45%, 11/10/45(a)(b)		982	997,378
HONO Mortgage Trust(a)(b) Series 2021-LULU, Class E, (1 mo. LIBOR US + 3.35%), 3.46%, 10/15/36		200	199,563
Series 2021-LULU, Class F, (1 mo. LIBOR US + 4.40%), 4.51%, 10/15/36		110	109,765

22	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Commercial Mortgage-Backed Securities (continued)
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2015-JP1, Class E, 4.22%, 01/15/49(a)(b)	USD	1,031	$883,302
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class D1, 4.11%, 12/15/48(a)(b)		857	830,300
JPMDB Commercial Mortgage Securities Trust, Series 2018-C8, Class XD, 1.50%, 06/15/51(a)(b)		11,427	912,470
LSTAR Commercial Mortgage Trust, Series 2016-4, Class C, 4.59%, 03/10/49(a)(b)		476	495,441
MED Trust, (1 mo. LIBOR US + 5.25%), 5.36%, 11/15/38(a)(b)		300	297,022
MF1 2021-W10X, Series 2021-W10, Class G, (30 day SOFR + 4.22%), 4.27%, 12/15/34(a)(b)		310	310,918
Morgan Stanley Capital I, Series 2017-HR2, Class D, 2.73%, 12/15/50		250	225,834
Morgan Stanley Capital I Trust(b)
Series 2017-H1, Class D, 2.55%, 06/15/50		1,000	876,122
Series 2018-H3, Class D, 3.00%, 07/15/51		1,000	919,013
Series 2018-MP, Class E, 4.28%, 07/11/40(a)		826	735,796
Series 2018-SUN, Class F, (1 mo. LIBOR US + 2.55%), 2.66%, 07/15/35(a)		1,800	1,778,548
Series 2019-H7, Class D, 3.00%, 07/15/52		1,250	1,112,645
Natixis Commercial Mortgage Securities Trust, Series 2018-FL1, Class MCR1, (1 mo. LIBOR US + 2.35%), 2.46%, 06/15/35(a)(b)		1,169	1,155,267
One New York Plaza Trust, Series 2020-1NYP, Class D, (1 mo. LIBOR US + 2.75%), 2.86%, 01/15/36(a)(b)		100	100,000
STWD 2021-LIH Mortgage Trust, Series 2021-LIH, Class G, (1 mo. LIBOR US + 4.20%), 4.31%, 11/15/36(a)(b)		250	248,535
STWD Trust, Series 2021-MFP2, Class J, (1 mo. LIBOR US + 3.92%), 4.02%, 11/15/36(a)(b)(i)		250	248,983
UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class D, 5.05%, 08/10/49(a)(b)		600	607,918
Velocity Commercial Capital Loan Trust(b)
Series 2018-1, Class M5, 6.26%, 04/25/48		257	258,785
Series 2018-1, Class M6, 7.26%, 04/25/48		338	342,501
Wells Fargo Commercial Mortgage Trust
Series 2015-C28, Class D, 4.09%, 05/15/48(a)		750	717,900
Series 2017-C41, Class D, 2.60%, 11/15/50(a)(b)		967	787,758
Series 2018-C44, Class D, 3.00%, 05/15/51(b)		3,000	2,717,712
Series 2018-C45, Class D, 3.00%, 06/15/51(b)		2,100	1,787,132
Series 2020-SDAL, Class E, (1 mo. LIBOR US + 2.74%), 2.85%, 02/15/37(a)(b)		400	385,157

			39,999,114

Total Non-Agency Mortgage-Backed Securities — 14.8%
(Cost: $44,888,578)			46,739,828

Preferred Securities

Capital Trusts — 8.2%

Automobiles — 0.2%
Volkswagen International Finance NV, 3.88%(a)(f)(h)	EUR	400	494,223

Banks(a) — 3.4%
ABN AMRO Bank NV, 4.75%(f)(h)		800	986,143
AIB Group PLC(f)(h)
5.25%		200	241,362
6.25%		800	1,007,572

Security	Par (000)		Value

Banks (continued)
Banco Bilbao Vizcaya Argentaria SA, 6.00%(f)(h)	EUR	200	$243,887
Banco Davivienda SA, 6.65%(b)(h)	USD	200	202,100
Banco Mercantil del Norte SA(b)(h)
5.88%		350	347,594
6.75%		1,000	1,035,500
Bank of East Asia Ltd., 5.88%(f)(h)		250	260,438
BAWAG Group AG, 5.00%(f)(h)	EUR	400	474,754
BBVA Bancomer SA, 5.13%, 01/18/33(e)(f)	USD	400	410,700
Burgan Bank SAK, 5.75%(f)(h)		200	200,475
CaixaBank SA(f)(h)
6.00%	EUR	200	233,677
6.38%		600	736,040
6.75%		200	252,747
Erste Group Bank AG, Series PERP, 4.25%(f)(h)		600	714,693
Intesa Sanpaolo SpA, 7.75%(f)(h)		800	1,103,206
Kasikornbank PCL, 5.28%(f)(h)	USD	490	511,376
KBC Group NV, 4.25%(f)(h)	EUR	600	718,943
Nanyang Commercial Bank Ltd., 5.00%(f)(h)	USD	200	202,625
Nordea Bank Abp, 3.50%(f)(h)	EUR	500	589,174
Rizal Commercial Banking Corp., 6.50%(f)(h)	USD	200	203,600
TMBThanachart Bank PCL, 4.90%(f)(h)		200	201,475

			10,878,081

Building Materials — 0.1%
Cemex SAB de CV, 5.13%(a)(b)(e)(h)		345	357,075

Chemicals(a)(f)(h) — 0.3%
Lenzing AG, 5.75%	EUR	500	598,678
Solvay SA, 2.50%		300	347,886

			946,564

Diversified Financial Services(a)(h) — 1.7%
Banco Santander SA(f)
3.63%		600	634,391
5.25%		200	238,231
6.75%		400	465,077
Barclays PLC
8.00%	USD	200	221,056
6.13%		273	295,413
Credit Agricole SA, 4.00%(f)	EUR	700	863,694
Credit Suisse Group AG(b)(e)
6.38%	USD	800	862,240
6.25%		400	426,000
HSBC Holdings PLC, 6.00%		750	807,187
UniCredit SpA(f)
6.63%	EUR	200	240,793
7.50%		200	267,231
Woori Bank, 4.25%(f)	USD	200	206,975

			5,528,288

Diversified Telecommunication Services(a) — 0.3%
British Telecommunications PLC, 4.25%, 11/23/81(b)		200	200,750
Telefonica Europe BV(f)(h)
4.38%	EUR	200	244,493
2.38%		500	542,335

			987,578

Electric Utilities(a)(f)(h) — 0.2%
Iberdrola International BV, 1.83%		500	564,958
Naturgy Finance BV, 2.37%		100	114,040

			678,998

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) December 31, 2021	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Electronic Equipment, Instruments & Components — 0.0%
Belden, Inc., 4.13%, 10/15/26(f)	EUR	100	$115,885

Insurance(a)(f)(h) — 0.4%
Allianz SE, 3.20%	USD	400	384,000
BUPA Finance PLC, 4.00%	GBP	430	558,833
KDB Life Insurance Co. Ltd., 7.50%	USD	300	297,000

			1,239,833

Internet & Direct Marketing Retail — 0.1%
Rakuten Group, Inc., 4.25%(a)(f)(h)	EUR	200	223,829

Media — 0.1%
SES SA, 2.88%(a)(f)(h)		250	284,981

Oil, Gas & Consumable Fuels(a)(f)(h) — 0.3%
Abertis Infraestructuras Finance BV, 3.25%		100	115,978
Eni SpA, Series NC9, 2.75%		450	511,654
Repsol International Finance BV, 4.25%		200	246,200

			873,832

Real Estate Management & Development(a)(f)(h) — 0.3%
ATF Netherlands BV, 3.75%		300	350,943
NWD Finance BVI Ltd., 4.13%	USD	478	469,635

			820,578

Tobacco(a)(f)(h) — 0.2%
British American Tobacco PLC
Series 5.25, 3.00%	EUR	260	290,214
Series NC8, 3.75%		230	256,029

			546,243

Utilities(a)(f)(h) — 0.3%
Electricite de France SA
5.38%		300	374,851
3.00%		400	467,924
3.38%		200	235,100

			1,077,875

Wireless Telecommunication Services(a) — 0.3%
Vodafone Group PLC
4.13%, 06/04/81	USD	700	692,972
4.20%, 10/03/78(f)	EUR	100	125,148

			818,120

Total Capital Trusts — 8.2%			25,871,983

	Shares

Preferred Stocks — 0.1%

Wireless Telecommunication Services — 0.1%
Cash Mandatory Exchangeable Trust, 5.25%, 06/01/23(b)		295	307,599

Total Preferred Securities — 8.3% (Cost: $26,063,870)			26,179,582

	Par (000)

U.S. Government Sponsored Agency Securities

Collateralized Mortgage Obligations — 0.7%
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2018-DNA1, Class B1, (1 mo. LIBOR US + 3.15%), 3.25%, 07/25/30(a)	USD	2,000	2,025,027

Security	Par (000)		Value

Commercial Mortgage-Backed Securities — 0.1%
FREMF Mortgage Trust, Series 2017-KGX1,
Class BFX, 3.59%, 10/25/27(a)(b)	USD	370	$378,196

Total U.S. Government Sponsored Agency Securities — 0.8%
(Cost: $2,304,925)			2,403,223

Total Long-Term Investments — 115.5% (Cost: $382,842,375)			365,569,393

	Shares

Short-Term Securities

Money Market Funds — 7.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%(o)(p)		24,175,756	24,175,756

Total Short-Term Securities — 7.7% (Cost: $24,175,756)			24,175,756

Options Purchased — 0.0% (Cost: $194,176)			149,202

Total Investments Before Options Written — 123.2% (Cost: $407,212,307)			389,894,351

Options Written — (0.0)%
(Premiums Received: $(39,814))			(10,505)

Total Investments, Net of Options Written — 123.2% (Cost: $407,172,493)			389,883,846

Liabilities in Excess of Other Assets — (23.2)%			(73,299,942)

Net Assets — 100.0%			$316,583,904

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Rounds to less than 1,000.
(e)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(f)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(g)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(h)	Perpetual security with no stated maturity date.
(i)	When-issued security.
(j)	Issuer filed for bankruptcy and/or is in default.
(k)	Non-income producing security.
(l)	Zero-coupon bond.
(m)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(n)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(o)	Affiliate of the Trust.
(p)	Annualized 7-day yield as of period end.

24	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Multi-Sector Opportunities Trust (MSO)

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/21	Shares Held at 12/31/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$8,448,432	$15,727,324	(a)	$—	$—	$—	$24,175,756	24,175,756	$1,401	$—
iShares iBoxx $ High Yield Corporate Bond ETF	2,619,000	—		—	—	(8,700)	2,610,300	30,000	104,918	—

					$—	$(8,700)	$26,786,056		$106,319	$—

(a)	Represents net amount purchased (sold).

Reverse Repurchase Agreements

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)
BNP Paribas S.A.	0.55	%(b)	06/02/21	Open		$715,650	$718,022	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/02/21	Open		1,174,437	1,178,329	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/02/21	Open		447,120	448,602	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/02/21	Open		801,000	803,654	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/02/21	Open		516,062	517,773	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/02/21	Open		1,847,625	1,853,748	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/02/21	Open		404,225	405,565	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/02/21	Open		488,962	490,834	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	06/03/21	Open		134,710	135,184	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	06/03/21	Open		563,934	565,918	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	06/03/21	Open		446,200	447,769	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	06/03/21	Open		409,594	411,034	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	06/03/21	Open		122,786	123,218	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	06/03/21	Open		196,613	197,304	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	06/03/21	Open		284,250	285,250	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	06/03/21	Open		194,670	195,355	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	06/03/21	Open		460,000	461,618	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.62	(b)	06/03/21	Open		579,600	581,706	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.62	(b)	06/03/21	Open		189,250	189,938	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.63	(b)	06/03/21	Open		378,500	379,898	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.63	(b)	06/03/21	Open		207,625	208,392	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.63	(b)	06/03/21	Open		139,500	140,015	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.63	(b)	06/03/21	Open		140,230	140,748	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.63	(b)	06/03/21	Open		150,811	151,368	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.63	(b)	06/03/21	Open		183,544	184,221	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.63	(b)	06/03/21	Open		378,000	379,396	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.30	(b)	06/04/21	Open		610,187	611,245	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.30	(b)	06/04/21	Open		353,031	353,643	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/04/21	Open		612,971	614,919	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/04/21	Open		351,025	352,140	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/04/21	Open		356,000	357,131	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/04/21	Open		980,690	983,851	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/04/21	Open		1,313,276	1,317,538	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/04/21	Open		275,417	276,449	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	06/07/21	Open		60,173	60,329	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	06/08/21	Open		113,288	113,482	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.45	(b)	06/08/21	Open		526,199	527,554	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.45	(b)	06/08/21	Open		355,000	355,914	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.30	(b)	06/08/21	Open		344,137	344,728	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.30	(b)	06/09/21	Open		1,228,080	1,230,178	Corporate Bonds	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) December 31, 2021	BlackRock Multi-Sector Opportunities Trust (MSO)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)
Barclays Capital, Inc.	0.35	%(b)	06/09/21	Open		$284,813	$285,380	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.40	(b)	06/09/21	Open		636,000	637,449	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.40	(b)	06/09/21	Open		1,002,627	1,004,911	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.40	(b)	06/09/21	Open		408,649	409,580	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.45	(b)	06/09/21	Open		419,150	420,224	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/09/21	Open		722,456	724,513	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/09/21	Open		188,750	189,287	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.55	(b)	06/09/21	Open		174,500	175,046	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.55	(b)	06/09/21	Open		334,002	335,048	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.55	(b)	06/29/21	Open		687,918	689,863	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.55	(b)	06/29/21	Open		339,653	340,613	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	(0.15	)(b)	07/16/21	Open		117,250	117,169	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.00	(b)	07/16/21	Open		451,566	451,566	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.20	(b)	07/16/21	Open		187,250	187,423	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	07/16/21	Open		174,281	174,522	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	07/16/21	Open		179,156	179,404	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	07/16/21	Open		175,744	175,987	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	07/16/21	Open		192,319	192,585	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	07/16/21	Open		178,913	179,160	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	07/16/21	Open		280,219	280,606	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	07/16/21	Open		184,275	184,530	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	07/16/21	Open		207,919	208,206	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	07/16/21	Open		247,650	247,993	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	07/16/21	Open		176,231	176,475	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	07/16/21	Open		182,813	183,065	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	07/16/21	Open		181,106	181,357	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	07/16/21	Open		181,106	181,357	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	07/16/21	Open		178,913	179,160	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	07/16/21	Open		190,125	190,388	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	07/16/21	Open		206,213	206,498	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.40	(b)	07/16/21	Open		355,020	355,675	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.40	(b)	07/16/21	Open		208,228	208,612	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/16/21	Open		260,775	261,376	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/16/21	Open		199,125	199,584	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/16/21	Open		305,600	306,305	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/16/21	Open		446,875	447,905	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/16/21	Open		241,764	242,321	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/16/21	Open		558,750	560,038	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/16/21	Open		622,170	623,604	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/16/21	Open		390,947	391,849	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/16/21	Open		246,600	247,169	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/16/21	Open		622,134	623,568	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/16/21	Open		1,334,305	1,337,381	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/16/21	Open		326,375	327,127	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/16/21	Open		421,147	422,118	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/16/21	Open		97,631	97,856	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/16/21	Open		1,221,964	1,224,781	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/16/21	Open		711,810	713,451	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/16/21	Open		890,000	892,052	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/16/21	Open		1,166,734	1,169,424	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/16/21	Open		889,045	891,095	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/16/21	Open		361,000	361,832	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/16/21	Open		672,004	673,553	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/16/21	Open		279,500	280,144	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.60	(b)	07/16/21	Open		1,197,709	1,201,022	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.60	(b)	07/16/21	Open		482,727	484,063	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.65	(b)	07/16/21	Open		1,275,510	1,279,333	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.65	(b)	07/16/21	Open		404,451	405,663	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.65	(b)	07/16/21	Open		513,125	514,663	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.65	(b)	07/16/21	Open		863,750	866,339	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.65	(b)	07/16/21	Open		161,750	162,235	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.65	(b)	07/16/21	Open		165,500	165,996	Corporate Bonds	Open/Demand

26	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Multi-Sector Opportunities Trust (MSO)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)
Barclays Capital, Inc.	0.65	%(b)	07/16/21	Open		$485,355	$486,810	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.65	(b)	07/16/21	Open		137,418	137,829	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.65	(b)	07/16/21	Open		157,250	157,721	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.50	(b)	07/16/21	Open		609,705	611,111	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.50	(b)	07/16/21	Open		744,012	745,728	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	0.50	(b)	07/16/21	Open		843,561	845,506	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.53	(b)	07/16/21	Open		1,209,000	1,211,955	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	07/16/21	Open		483,125	484,710	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.59	(b)	07/16/21	Open		256,800	257,499	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	07/16/21	Open		1,153,075	1,156,531	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	07/16/21	Open		497,812	499,373	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	07/16/21	Open		2,220,784	2,227,747	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	07/16/21	Open		1,147,500	1,151,098	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	07/16/21	Open		409,867	411,153	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	07/16/21	Open		479,400	480,174	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	07/16/21	Open		332,894	333,585	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	07/16/21	Open		678,750	680,158	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	07/16/21	Open		426,312	427,197	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	07/16/21	Open		290,000	290,602	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	07/16/21	Open		373,744	374,519	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	07/16/21	Open		403,569	404,407	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.25	(b)	07/16/21	Open		524,510	525,115	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/16/21	Open		23,018	23,060	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/16/21	Open		640,312	641,493	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/16/21	Open		237,353	237,790	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/16/21	Open		995,819	997,655	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/16/21	Open		423,225	424,006	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/16/21	Open		59,938	60,048	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/16/21	Open		895,440	897,092	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/16/21	Open		406,000	406,749	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/16/21	Open		669,120	670,354	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/16/21	Open		38,468	38,538	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/16/21	Open		1,166,182	1,168,333	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/16/21	Open		123,420	123,648	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/16/21	Open		1,143,187	1,145,296	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/16/21	Open		419,840	420,614	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/16/21	Open		293,125	293,666	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/16/21	Open		441,244	442,058	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/16/21	Open		596,552	597,653	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/16/21	Open		852,244	853,816	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/16/21	Open		587,152	588,235	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/16/21	Open		616,230	617,367	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/16/21	Open		164,250	164,553	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/16/21	Open		193,008	193,363	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/16/21	Open		57,750	57,856	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/16/21	Open		1,048,162	1,050,096	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/16/21	Open		1,179,620	1,181,796	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/16/21	Open		161,989	162,288	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/16/21	Open		38,808	38,879	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	(0.25	)(b)	07/19/21	Open		177,500	177,297	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	07/19/21	Open		244,185	244,689	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.15	(b)	07/21/21	Open		340,500	340,733	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	07/21/21	Open		551,729	552,483	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.30	(b)	07/21/21	Open		514,322	515,025	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	07/21/21	Open		435,751	436,347	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	07/21/21	Open		300,825	301,236	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	07/21/21	Open		505,485	506,176	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.40	(b)	07/21/21	Open		269,077	269,567	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/21/21	Open		495,015	496,143	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/21/21	Open		1,303,860	1,306,830	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	07/21/21	Open		317,603	318,254	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.25	(b)	07/28/21	Open		910,692	911,678	Corporate Bonds	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) December 31, 2021	BlackRock Multi-Sector Opportunities Trust (MSO)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)
Barclays Capital, Inc.	0.50	%(b)	09/23/21	Open		$1,044,890	$1,046,327	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.55	(b)	10/06/21	Open		272,483	272,840	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	10/12/21	Open		264,448	264,804	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	12/21/21	Open		75,276	75,276	Corporate Bonds	Open/Demand
BNP Paribas S.A.	(1.00	)(b)	12/21/21	Open		143,117	143,073	Corporate Bonds	Open/Demand

						$81,502,621	$81,697,067

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
10-Year U.S. Treasury Note	204	03/22/22	$26,587	$243,555
U.S. Long Bond	9	03/22/22	1,439	18,772
5-Year U.S. Treasury Note	102	03/31/22	12,330	(9,630)

				252,697

Short Contracts
10-Year U.S. Ultra Long Treasury Note	231	03/22/22	33,751	(353,194)
Ultra U.S. Treasury Bond	68	03/22/22	13,334	26,610
2-Year U.S. Treasury Note	54	03/31/22	11,779	22,503

				(304,081)

				$(51,384)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	38,757	EUR	33,996	Morgan Stanley & Co. International PLC	01/20/22	$40
USD	5,278,377	EUR	4,535,000	Standard Chartered Bank	01/20/22	113,640
USD	306,943	EUR	264,000	State Street Bank and Trust Co.	01/20/22	6,284
EUR	8,466,060	USD	9,576,638	Morgan Stanley & Co. International PLC	03/16/22	76,127

						196,091

USD	182,207	EUR	161,000	Deutsche Bank AG	01/20/22	(1,150)
USD	376,101	EUR	333,610	Morgan Stanley & Co. International PLC	01/20/22	(3,834)
USD	1,729,667	AUD	2,424,000	State Street Bank and Trust Co.	03/16/22	(34,220)
USD	152,605	CAD	195,000	Bank of America N.A.	03/16/22	(1,529)
USD	17,345,539	EUR	15,315,000	BNP Paribas SA	03/16/22	(116,195)
USD	23,765,996	EUR	21,008,058	Deutsche Bank AG	03/16/22	(186,804)
USD	1,813,579	GBP	1,372,073	Morgan Stanley & Co. International PLC	03/16/22	(43,027)
USD	2,323,337	GBP	1,756,000	UBS AG	03/16/22	(52,774)

						(439,533)

						$(243,442)

28	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Multi-Sector Opportunities Trust (MSO)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SPDR S&P 500 ETF Trust	83	01/21/22	USD	470.00	USD	3,942	$76,775

Put
iShares iBoxx $ High Yield Corporate Bond ETF	734	01/21/22	USD	84.00	USD	6,387	5,872
iShares iBoxx $ High Yield Corporate Bond ETF	367	01/21/22	USD	82.00	USD	3,193	1,468

							7,340

							$84,115

OTC Interest Rate Swaptions Purchased

Description	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
30-Year Interest Rate Swap, 07/08/52	3-Month LIBOR, 0.21%	Quarterly	1.55%	Semi-Annual	Deutsche Bank AG	07/06/22	1.55%	USD	1,041	$32,544
30-Year Interest Rate Swap, 07/08/52	3-Month LIBOR, 0.21%	Quarterly	1.55%	Semi-Annual	Deutsche Bank AG	07/06/22	1.55	USD	1,041	32,543

										$65,087

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
iShares iBoxx $ High Yield Corporate Bond ETF	734	01/21/22	USD	80.00	USD	6,387	$(2,202)
iShares iBoxx $ High Yield Corporate Bond ETF	367	01/21/22	USD	78.00	USD	3,193	(1,101)

							$(3,303)

OTC Interest Rate Swaptions Written

Description	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Put
5-Year Interest Rate Swap, 01/08/27	3-Month LIBOR, 0.21%	Quarterly	1.42%	Semi-Annual	Deutsche Bank AG	01/06/22	1.42%	USD	3,905	$(3,601)
5-Year Interest Rate Swap, 01/08/27	3-Month LIBOR, 0.21%	Quarterly	1.42%	Semi-Annual	Deutsche Bank AG	01/06/22	1.42	USD	3,904	(3,601)

										$(7,202)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating(a)	Notional Amount (000)(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.30.V14	5.00%	Quarterly	06/20/23	CC-	USD 10,875	$542,380	$246,372	$296,008
CDX.NA.HY.32.V12	5.00	Quarterly	06/20/24	CC	USD 9,025	660,510	291,015	369,495
CDX.NA.HY.34.V9	5.00	Quarterly	06/20/25	CC+	USD 13,892	1,168,196	(38,064)	1,206,260

						$2,371,086	$499,323	$1,871,763

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) December 31, 2021	BlackRock Multi-Sector Opportunities Trust (MSO)

Centrally Cleared Interest Rate Swaps

Paid by the Trust		Received by the Trust		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
0.52%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A	06/21/24	USD	5,000	$65,883	$49	$65,834
1.54%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A	05/28/31	USD	230	216	3	213
1.97%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A	05/30/51	USD	110	(6,407)	3	(6,410)

								$59,692	$55	$59,637

OTC Credit Default Swaps — Buy Protection

Reference Obligations/Index	Financing Rate Paid by the Trust	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Broadcom, Inc.	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/24	USD	70	$(1,260)	$1,298	$(2,558)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Broadcom, Inc.	1.00%	Quarterly	Citibank N.A.	06/20/24	BBB-	USD	790	$12,948	$(30,390)	$43,338
Trust Fibrauno	1.00	Quarterly	Citibank N.A.	06/20/26	N/R	USD	654	(42,462)	(65,191)	22,729
Trust Fibrauno	1.00	Quarterly	Citibank N.A.	06/20/26	N/R	USD	183	(11,882)	(18,277)	6,395
CMBX.NA.9.BBB-	3.00	Monthly	Deutsche Bank AG	09/17/58	N/R	USD	10,000	(932,152)	(1,220,219)	288,067
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R	USD	10,000	(932,151)	(1,063,291)	131,140
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R	USD	15,000	(1,398,227)	(1,067,855)	(330,372)

								$(3,303,926)	$(3,465,223)	$161,297

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$537,442	$(38,064)	$1,937,810	$(6,410)	$—
OTC Swaps	1,298	(3,465,223)	491,669	(332,930)	—
Options Written	N/A	N/A	29,309	—	(10,505)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$311,440	$—	$311,440
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	196,091	—	—	196,091

30	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Multi-Sector Opportunities Trust (MSO)

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Options purchased
Investments at value — unaffiliated(b)	$—	$—	$84,115	$—	$65,087	$—	$149,202
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	1,871,763	—	—	66,047	—	1,937,810
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	492,967	—	—	—	—	492,967

	$—	$2,364,730	$84,115	$196,091	$442,574	$—	$3,087,510

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$362,824	$—	$362,824
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	439,533	—	—	439,533
Options written
Options written at value	—	—	3,303	—	7,202	—	10,505
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	—	—	—	6,410	—	6,410
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	3,798,153	—	—	—	—	3,798,153

	$—	$3,798,153	$3,303	$439,533	$376,436	$—	$4,617,425

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the period ended December 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(3,113,304)	$—	$(3,113,304)
Forward foreign currency exchange contracts	—	—	—	1,986,578	—	—	1,986,578
Options purchased(a)	—	(79,035)	(1,673,925)	(137,460)	(413,159)	—	(2,303,579)
Options written	—	41,041	715,073	—	143,145	—	899,259
Swaps	—	2,585,591	—	—	2,455	—	2,588,046

	$—	$2,547,597	$(958,852)	$1,849,118	$(3,380,863)	$—	$57,000

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$153,608	$—	$153,608
Forward foreign currency exchange contracts	—	—	—	744,231	—	—	744,231
Options purchased(b)	—	—	175,548	108,460	134,096	—	418,104
Options written	—	—	(55,040)	—	(26,783)	—	(81,823)
Swaps	—	589,333	—	—	59,637	—	648,970

	$—	$589,333	$120,508	$852,691	$320,558	$—	$1,883,090

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$24,962,842
Average notional value of contracts — short	$58,637,090
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$52,990,688
Average amounts sold — in USD	$13,323,873

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) December 31, 2021	BlackRock Multi-Sector Opportunities Trust (MSO)

Average Quarterly Balances of Outstanding Derivative Financial Instruments (continued)

Options:
Average value of option contracts purchased	$253,891
Average value of option contracts written	$111,352
Average notional value of swaption contracts purchased	$4,218,871
Average notional value of swaption contracts written	$6,006,669
Credit default swaps:
Average notional value — buy protection	$70,000
Average notional value — sell protection	$70,023,554
Interest rate swaps:
Average notional value — pays fixed rate	$4,005,068
Average notional value — receives fixed rate	$—	(a)

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments
Futures contracts	$15,000		$54,865
Forward foreign currency exchange contracts	196,091		439,533
Options	149,202	(a)	10,505
Swaps — centrally cleared	37,057		—
Swaps — OTC(b)	492,967		3,798,153

Total derivative assets and liabilities in the Statements of Assets and Liabilities	890,317		4,303,056

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(136,172)		(58,168)

Total derivative assets and liabilities subject to an MNA	$754,145		$4,244,888

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)
Citibank N.A.	$72,462	$(72,462)	$—	$—	$—
Deutsche Bank AG	353,154	(353,154)	—	—	—
JPMorgan Chase Bank N.A.	1,298	(1,298)	—	—	—
Morgan Stanley & Co. International PLC	207,307	(207,307)	—	—	—
Standard Chartered Bank	113,640	—	—	—	113,640
State Street Bank and Trust Co.	6,284	(6,284)	—	—	—

	$754,145	$(640,505)	$—	$—	$113,640

32	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Multi-Sector Opportunities Trust (MSO)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged (c)	Net Amount of Derivative Liabilities	(b)(d)
Bank of America N.A.	$1,529	$—	$—	$—	$1,529
BNP Paribas SA	116,195	—	—	—	116,195
Citibank N.A.	113,858	(72,462)	—	—	41,396
Deutsche Bank AG	1,415,375	(353,154)	—	(790,000)	272,221
JPMorgan Chase Bank N.A.	2,558	(1,298)	—	—	1,260
Morgan Stanley & Co. International PLC	2,508,379	(207,307)	—	(2,301,072)	—
State Street Bank and Trust Co.	34,220	(6,284)	—	—	27,936
UBS AG	52,774	—	—	—	52,774

	$4,244,888	$(640,505)	$—	$(3,091,072)	$513,311

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(d)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$53,133,536	$260,152	$53,393,688
Common Stocks	1,198,890	—	—	1,198,890
Corporate Bonds
Advertising Agencies	—	183,265	—	183,265
Aerospace & Defense	—	3,295,697	—	3,295,697
Airlines	—	1,459,431	416,352	1,875,783
Auto Components	—	1,502,908	—	1,502,908
Automobiles	—	1,644,120	—	1,644,120
Banks	—	3,685,605	—	3,685,605
Beverages	—	3,269,657	—	3,269,657
Biotechnology	—	1,028,119	—	1,028,119
Building Materials	—	624,474	—	624,474
Building Products	—	413,726	—	413,726
Capital Markets	—	748,954	—	748,954
Chemicals	—	5,351,349	—	5,351,349
Commercial Services & Supplies	—	2,744,507	—	2,744,507
Construction & Engineering	—	113,474	—	113,474
Construction Materials	—	828,240	—	828,240
Consumer Discretionary	—	464,088	—	464,088
Consumer Finance	—	1,127,933	—	1,127,933
Containers & Packaging	—	1,826,638	—	1,826,638
Diversified Consumer Services	—	242,273	—	242,273
Diversified Financial Services	—	12,752,560	2,285,690	15,038,250
Diversified Telecommunication Services	—	4,717,797	—	4,717,797
Electric Utilities	—	3,281,783	—	3,281,783
Electrical Equipment	—	51,680	3,817	55,497
Energy Equipment & Services	—	1,257,235	—	1,257,235
Equity Real Estate Investment Trusts (REITs)	—	4,236,072	—	4,236,072
Food & Staples Retailing	—	2,106,212	—	2,106,212
Food Products	—	1,477,622	—	1,477,622
Health Care Equipment & Supplies	—	218,804	—	218,804
Health Care Providers & Services	—	8,191,078	—	8,191,078

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) December 31, 2021	BlackRock Multi-Sector Opportunities Trust (MSO)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Corporate Bonds (continued)
Health Care Technology	$—	$625,208	$—	$625,208
Hotels, Restaurants & Leisure	—	12,097,289	—	12,097,289
Household Durables	—	10,774,983	—	10,774,983
Independent Power and Renewable Electricity Producers	—	4,435,083	—	4,435,083
Industrial Conglomerates	—	640,354	—	640,354
Insurance	—	1,220,758	—	1,220,758
Interactive Media & Services	—	879,371	—	879,371
Internet & Direct Marketing Retail	—	439,045	—	439,045
IT Services	—	1,330,867	—	1,330,867
Machinery	—	622,057	—	622,057
Media	—	7,251,299	—	7,251,299
Metals & Mining	—	6,245,700	—	6,245,700
Multiline Retail	—	198,350	—	198,350
Oil, Gas & Consumable Fuels	—	18,228,376	805,059	19,033,435
Personal Products	—	217,131	—	217,131
Pharmaceuticals	—	3,263,407	—	3,263,407
Real Estate Management & Development	—	15,163,759	—	15,163,759
Road & Rail	—	500,773	—	500,773
Semiconductors & Semiconductor Equipment	202,538	720,352	—	922,890
Software	—	865,394	—	865,394
Specialty Retail	—	294,963	—	294,963
Technology Hardware, Storage & Peripherals	—	719,556	—	719,556
Textiles, Apparel & Luxury Goods	—	93,853	—	93,853
Thrifts & Mortgage Finance	—	576,239	—	576,239
Tobacco	—	367,317	—	367,317
Transportation Infrastructure	—	1,611,804	—	1,611,804
Utilities	—	5,744,151	—	5,744,151
Wireless Telecommunication Services	—	5,037,115	—	5,037,115
Floating Rate Loan Interests	—	27,576,626	16,135,486	43,712,112
Foreign Agency Obligations	—	16,608,459	—	16,608,459
Investment Companies	2,610,300	—	—	2,610,300
Non-Agency Mortgage-Backed Securities	—	46,739,828	—	46,739,828
Preferred Securities
Capital Trusts	—	25,871,983	—	25,871,983
Preferred Stocks	—	307,599	—	307,599
U.S. Government Sponsored Agency Securities	—	2,403,223	—	2,403,223
Short-Term Securities
Money Market Funds	24,175,756	—	—	24,175,756
Options Purchased
Equity Contracts	84,115	—	—	84,115
Interest Rate Contracts	—	65,087	—	65,087

	$28,271,599	$341,716,196	$19,906,556	$389,894,351

Derivative Financial Instruments(a)
Assets
Credit Contracts	$—	$2,363,432	$—	$2,363,432
Foreign Currency Exchange Contracts.	—	196,091	—	196,091
Interest Rate Contracts	311,440	66,047	—	377,487
Liabilities
Credit Contracts	—	(332,930)	—	(332,930)
Equity Contracts	(3,303)	—	—	(3,303)
Foreign Currency Exchange Contracts	—	(439,533)	—	(439,533)
Interest Rate Contracts	(362,824)	(13,612)	—	(376,436)

	$(54,687)	$1,839,495	$—	$1,784,808

(a)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $81,697,067 are categorized as Level 2 within the fair value hierarchy.

34	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Multi-Sector Opportunities Trust (MSO)

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Total
Assets
Opening balance, as of December 31, 2020	$1,518,013	$15,533	$1,372,033	$84,632,800	$87,538,379
Transfers into Level 3	—	—	—	316,712	316,712
Transfers out of Level 3	—	—	—	—	—
Other(a)	(565,668)	—	565,668	—	—
Accrued discounts/premiums	—	—	15,122	30,026	45,148
Net realized gain (loss)	4,316	—	42,410	2,407,947	2,454,673
Net change in unrealized appreciation (depreciation)(b)(c)	(196,509)	(10,201)	136,733	(917,699)	(987,676)
Purchases	—	—	1,865,677	8,590,779	10,456,456
Sales	(500,000)	(5,332)	(486,725)	(78,925,079)	(79,917,136)

Closing balance, as of December 31, 2021	$260,152	$—	$3,510,918	$16,135,486	$19,906,556

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2021(c)	$(198,443)	$—	$129,163	$244,977	$175,697

(a)	Certain Level 3 investments were re-classified between Asset Backed Security and Corporate Bond.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2021 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $7,440,578. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Corporate Bonds(b)	$3,507,101	Income	Discount Rate	4%-11%	9%

Floating Rate Loan Interests	8,958,877	Income	Discount Rate	10%-11%	10%
		Estimated Recovery Value	N/A	-	-

	$12,465,978

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)

For the period end December 31, 2021, the valuation technique for investments classified as Corporate Bonds amounting to $805,059 changed to Discount Counted Cash Flow Price approach. The investments were previously valued utilizing vendor pricing approach. The change was due to consideration of the information that was available at the time the investments were valued.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments December 31, 2021	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities
AIMCO CLO Ltd., Series 2019-10A, Class SUB, 0.00%, 07/22/32(a)(b)	USD	773	$701,491
Anchorage Capital CLO Ltd., Series 2015-7A, Class D1R2, (3 mo. LIBOR US + 3.50%), 3.64%, 01/28/31(a)(b)		250	250,117
ARES LI CLO Ltd., Series 2019-51A, Class ER, (3 mo. LIBOR US + 6.85%), 6.97%, 07/15/34(a)(b)		300	296,894
Ares LV CLO Ltd., Series 2020-55A, Class DR, (3 mo. LIBOR US + 3.15%), 3.27%, 07/15/34(a)(b)		750	752,348
CarVal CLO I Ltd., Series 2018-1A, Class D, (3 mo. LIBOR US + 2.89%), 3.01%, 07/16/31(a)(b)		250	248,384
CarVal CLO II Ltd., Series 2019-1A, Class DR, (3 mo. LIBOR US + 3.20%), 3.33%, 04/20/32(a)(b)		2,000	1,990,062
CarVal CLO III Ltd., Series 2019-2A, Class E, (3 mo. LIBOR US + 6.44%), 6.57%, 07/20/32(a)(b)		1,300	1,274,801
Cedar Funding XIV CLO Ltd.(a)(b)
Series 2021-14A, Class D, (3 mo. LIBOR US + 3.25%), 3.37%, 07/15/33		500	500,909
Series 2021-14A, Class E, (3 mo. LIBOR US + 6.34%), 6.46%, 07/15/33		375	374,758
Series 2021-14A, Class SUB, 0.00%, 07/15/33		500	410,122
Elmwood CLO II Ltd., Series 2019-2A, Class ER, (3 mo. LIBOR US + 6.80%), 6.93%, 04/20/34(a)(b)		250	251,075
Fairstone Financial Issuance Trust I, Series 2020-1A, Class D, 6.87%, 10/20/39(b)	CAD	150	124,925
Gilbert Park CLO Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 2.95%), 3.07%, 10/15/30(a)(b)	USD	1,500	1,500,018
GSAA Home Equity Trust, Series 2005-14, Class 1A2, (1 mo. LIBOR US + 0.70%), 0.80%, 12/25/35(a)		3,371	1,494,159
Gulf Stream Meridian 1 Ltd., Series 2020-IA, Class E, (3 mo. LIBOR US + 6.45%), 6.57%, 04/15/33(a)(b)		250	249,405
Kayne CLO 6 Ltd., Series 2019-6A, Class E, (3 mo. LIBOR US + 7.53%), 7.66%, 01/20/33(a)(b)		250	250,383
Lending Funding Trust, Series 2020-2A, Class D, 6.77%, 04/21/31(b)		400	435,943
Madison Park Funding X Ltd., Series 2012-10A, Class DR2, (3 mo. LIBOR US + 3.25%), 3.38%, 01/20/29(a)(b)		560	559,993
Mariner Finance Issuance Trust(b)
Series 2019-AA, Class D, 5.44%, 07/20/32		900	913,700
Series 2020-AA, Class D, 5.75%, 08/21/34		200	204,293
Mosaic Solar Loan Trust, Series 2018-2GS, Class C, 5.97%, 02/22/44(b)		282	297,716
OCP CLO Ltd.(a)(b)
Series 2013-4A, Class CRR, (3 mo. LIBOR US + 3.00%), 3.12%, 04/24/29		300	298,877
Series 2014-7A, Class B1RR, (3 mo. LIBOR US + 2.25%), 2.38%, 07/20/29		500	500,119
Series 2019-17A, Class ER, (3 mo. LIBOR US + 6.50%), 6.63%, 07/20/32		1,500	1,499,927
Palmer Square Loan Funding Ltd.(a)(b)
Series 2019-2A, Class C, (3 mo. LIBOR US + 3.25%), 3.38%, 04/20/27		1,025	1,025,182
Series 2019-3A, Class C, (3 mo. LIBOR US + 3.40%), 3.56%, 08/20/27		1,750	1,751,180
Series 2019-4A, Class C, (3 mo. LIBOR US + 3.25%), 3.37%, 10/24/27		600	601,717
Recette Clo Ltd., Series 2015-1A, Class DRR, (3 mo. LIBOR US + 3.25%), 3.38%, 04/20/34(a)(b)		1,000	1,000,500

Security	Par (000)			Value

Asset-Backed Securities (continued)
Rockford Tower CLO Ltd., Series 2017-3A, Class D, (3 mo. LIBOR US + 2.65%), 2.78%, 10/20/30(a)(b)	USD	430		$424,016
Saxon Asset Securities Trust, Series 2007-1, Class M1, (1 mo. LIBOR US + 0.29%), 0.39%, 01/25/47(a)		2,764		3,005,027
Signal Peak CLO 7 Ltd., Series 2019-1A, Class E, (3 mo. LIBOR US + 6.89%), 7.02%, 04/30/32(a)(b)		1,250		1,251,007
Sofi Professional Loan Program LLC, Series 2016-B, Class RC, 0.00%, 04/25/37(b)(c)		—	(d)	65,038
TICP CLO XII Ltd., Series 2018-12A, Class ER, (3 mo. LIBOR US + 6.25%), 6.37%, 07/15/34(a)(b)		250		241,008
TRESTLES CLO II Ltd., Series 2018-2A, Class D, (3 mo. LIBOR US + 5.75%), 5.87%, 07/25/31(a)(b)		250		240,135
TRESTLES CLO III Ltd., Series 2020-3A, Class SUB, 0.00%, 01/20/33(a)(b)		250		198,068
TRESTLES CLO Ltd., Series 2017-1A, Class CR, (3 mo. LIBOR US + 2.90%), 3.02%, 04/25/32(a)(b)		1,000		987,455
Voya CLO Ltd., Series 2014-3A, Class CR, (3 mo. LIBOR US + 2.65%), 2.77%, 07/25/26(a)(b)		250		249,986
York CLO Ltd., Series 2016-2A, Class ER, (3 mo. LIBOR US + 6.75%), 6.88%, 04/20/32(a)(b)		500		500,942
York CLO-3 Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.60%), 3.73%, 10/20/29(a)(b)		500		500,187

Total Asset-Backed Securities — 21.4% (Cost: $26,690,849)				27,421,867

	Shares

Common Stocks

Equity Real Estate Investment Trusts (REITs) — 0.0%
Service Properties Trust		2,000		17,580

Hotels, Restaurants & Leisure — 0.1%
Caesars Entertainment, Inc.(e)		1,350		126,265

Oil, Gas & Consumable Fuels — 0.3%
California Resources Corp		7,618		325,365

Total Common Stocks — 0.4% (Cost: $186,890)				469,210

	Par (000)

Corporate Bonds

Advertising Agencies — 0.1%
Interpublic Group of Cos., Inc., 3.38%, 03/01/41	USD	73		75,159

Aerospace & Defense(b)(f) — 0.8%
Embraer Netherlands Finance BV, 6.95%, 01/17/28		250		277,078
TransDigm, Inc., 6.25%, 03/15/26		730		758,744

				1,035,822

Airlines — 1.1%
Air France-KLM, 3.88%, 07/01/26(g)	EUR	100		109,731
American Airlines Group, Inc., 4.00%, 12/15/25(c)	USD	80		79,304
Deutsche Lufthansa AG, 2.88%, 05/16/27(g)	EUR	100		111,364
Gol Finance SA, 7.00%, 01/31/25(b)(f)	USD	400		350,950
Latam Finance Ltd., 6.88%, 04/11/24(b)(e)(f)(h)		750		711,937

				1,363,286

36	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Auto Components — 0.5%
Aptiv PLC, 3.10%, 12/01/51	USD	100	$95,253
Clarios Global LP/Clarios US Finance Co., 6.25%, 05/15/26(b)(f)		130	136,013
IHO Verwaltungs GmbH, (3.63% Cash or 4.38% PIK), 3.63%, 05/15/25(g)(i)	EUR	100	115,273
ZF Finance GmbH(g) 2.00%, 05/06/27		200	227,450
3.75%, 09/21/28		100	122,673

			696,662

Automobiles — 1.0%
Constellation Automotive Financing PLC, 4.88%, 07/15/27(g)	GBP	100	133,149
Ford Motor Credit Co. LLC, 5.58%, 03/18/24(f)	USD	597	643,268
General Motors Co., 5.95%, 04/01/49		125	171,097
Jaguar Land Rover Automotive PLC, 4.50%, 07/15/28(g)	EUR	100	115,814
TML Holdings Pte Ltd., 4.35%, 06/09/26(g)	USD	200	202,000

			1,265,328

Banks — 1.6%
Banco Bilbao Vizcaya Argentaria SA, (5 year USD Swap + 3.87%), 6.13%(a)(f)(j)		400	422,500
Bangkok Bank PCL, (5 year CMT + 4.73%), 5.00%(j)		200	207,287
Commerzbank AG, (5 year EUR Swap + 6.36%), 6.13%(a)(g)(j)	EUR	200	247,908
Grupo Aval Ltd., 4.38%, 02/04/30(b)(f)	USD	200	191,600
Intesa Sanpaolo SpA, (5 year EUR Swap + 6.09%), 5.88%(a)(g)(j)	EUR	250	324,472
Itau Unibanco Holding SA/Cayman Island, 5.13%, 05/13/23(b)(f)	USD	212	221,315
Kasikornbank PCL, (5 year CMT + 1.70%), 3.34%, 10/02/31(a)(g)		200	199,788
NBK Tier 1 Financing Ltd., (6 year USD Swap + 2.88%), 3.63%(a)(b)(f)(j)		277	273,278

			2,088,148

Beverages — 1.3%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.70%, 02/01/36		63	76,029
Anheuser-Busch InBev Worldwide, Inc., 4.50%, 06/01/50(f)		107	131,912
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.75%, 07/15/27(g)	GBP	100	135,245
Ball Corp. 5.25%, 07/01/25	USD	17	18,742
4.88%, 03/15/26		13	14,320
Central American Bottling Corp., 5.75%, 01/31/27(b)(f)		600	615,112
Keurig Dr. Pepper, Inc., 3.80%, 05/01/50		120	132,873
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24(b)(f)		402	405,686
OI European Group BV, 2.88%, 02/15/25(g)	EUR	100	114,727

			1,644,646

Biotechnology — 0.4%
Amgen, Inc., 3.00%, 01/15/52	USD	160	155,247
Cidron Aida Finco Sarl, 6.25%, 04/01/28(g)	GBP	100	133,663
Gilead Sciences, Inc., 2.80%, 10/01/50	USD	85	82,403
Royalty Pharma PLC, 3.55%, 09/02/50		85	84,275

			455,588

Security	Par (000)		Value

Building Materials — 0.3%
Cemex SAB de CV(g) 3.13%, 03/19/26	EUR	100	$115,899
5.45%, 11/19/29(f)	USD	200	214,537
Masonite International Corp., Class C, 5.38%, 02/01/28(b)		9	9,439
Standard Industries, Inc.(b) 5.00%, 02/15/27		9	9,265
4.75%, 01/15/28(f)		35	36,138

			385,278

Building Products — 0.1%
Lowe’s Cos., Inc., 3.00%, 10/15/50		160	157,792
SRS Distribution, Inc., 4.63%, 07/01/28(b)		11	11,041

			168,833

Capital Markets — 0.3%
Intercorp Peru Ltd., 3.88%, 08/15/29(b)(f)		200	194,350
Sherwood Financing PLC, 6.00%, 11/15/26(g)	GBP	100	135,044

			329,394

Chemicals — 1.9%
Alpek SAB de CV, 3.25%, 02/25/31(b)	USD	200	200,350
Axalta Coating Systems Dutch Holding B BV, 3.75%, 01/15/25(g)	EUR	100	114,514
Braskem Idesa SAPI, 6.99%, 02/20/32(b)	USD	200	200,938
Braskem Netherlands Finance BV, (5 year CMT + 8.22%), 8.50%, 01/23/81(a)(b)(f)		245	284,169
Chemours Co., 4.00%, 05/15/26	EUR	100	115,131
International Flavors & Fragrances, Inc., 3.47%, 12/01/50(b)	USD	65	68,095
LYB International Finance III LLC, 4.20%, 05/01/50		80	92,463
NOVA Chemicals Corp., 4.88%, 06/01/24(b)(f)		621	641,182
OCI NV, 3.63%, 10/15/25(g)	EUR	90	106,128
Sasol Financing USA LLC(f) 6.50%, 09/27/28	USD	287	310,588
5.50%, 03/18/31		200	200,760
Sherwin-Williams Co., 2.90%, 03/15/52		80	78,122

			2,412,440

Commercial Services & Supplies — 0.9%
AMN Healthcare, Inc., 4.63%, 10/01/27(b)(f)		99	102,613
Avis Budget Finance PLC, 4.13%, 11/15/24(g)	EUR	100	114,846
Loxam SAS, 3.75%, 07/15/26(g)		100	115,558
United Rentals North America, Inc. 5.50%, 05/15/27	USD	17	17,680
4.88%, 01/15/28(f)		479	503,369
5.25%, 01/15/30		13	14,073
Verisure Midholding AB, 5.25%, 02/15/29(g)	EUR	200	230,558

			1,098,697

Construction & Engineering — 0.1%
Ferrovial Netherlands BV, (5 year EUR Swap + 2.13%), 2.12%(a)(g)(j)		100	113,474

Construction Materials(b) — 0.4%
American Builders & Contractors Supply Co., Inc., 4.00%, 01/15/28	USD	12	12,279
KAR Auction Services, Inc., 5.13%, 06/01/25(f)		444	450,660

			462,939

Consumer Discretionary — 0.2%
Atento Luxco 1 SA, 8.00%, 02/10/26(b)(f)		200	212,725

Consumer Finance — 0.9%
Encore Capital Group, Inc., 4.88%, 10/15/25(g)	EUR	100	118,546

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) December 31, 2021	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Consumer Finance (continued)
Global Payments, Inc., 4.15%, 08/15/49	USD	80	$91,253
Muthoot Finance Ltd.(f) 6.13%, 10/31/22(b)		750	768,891
4.40%, 09/02/23(g)		200	204,000

			1,182,690

Containers & Packaging — 0.7%
Klabin Austria GmbH, 3.20%, 01/12/31(b)(f)		200	185,000
Suzano Austria GmbH 3.13%, 01/15/32		150	145,125
7.00%, 03/16/47(b)(f)		400	505,575

			835,700

Diversified Consumer Services — 0.1%
Rekeep SpA, 7.25%, 02/01/26(g)	EUR	100	121,136

Diversified Financial Services — 4.6%
Alfa SAB de CV, 6.88%, 03/25/44(b)(f)	USD	200	261,313
ASG Finance Designated Activity Co., 7.88%, 12/03/24(b)(f)		214	206,510
Avianca Midco 2 Ltd., 9.00%, 12/01/28(b)		3,129	3,129,229
Bank of America Corp., (3 mo. LIBOR US + 3.15%), 4.08%, 03/20/51(a)		130	156,367
doValue SpA, 3.38%, 07/31/26(g)	EUR	102	117,346
Garfunkelux Holdco 3 SA, 7.75%, 11/01/25(g)	GBP	100	140,600
Goldman Sachs Group, Inc., 4.80%, 07/08/44	USD	85	108,558
Manappuram Finance Ltd., 5.90%, 01/13/23(g)		200	204,250
Morgan Stanley, (SOFR + 1.36%), 2.48%, 09/16/36(a)		65	62,592
Oceana Australian Trust, 10.00%, 08/31/23(c)	AUD	966	706,327
Operadora de Servicios Mega SA de CV Sofom ER, 8.25%, 02/11/25(b)(f)	USD	400	370,950
Shriram Transport Finance Co. Ltd., 5.95%, 10/24/22(g)		200	203,260
Sun Country, 7.00%, 12/15/23(c)		224	219,982

			5,887,284

Diversified Telecommunication Services — 0.8%
AT&T, Inc., 3.30%, 02/01/52		80	78,343
Level 3 Financing, Inc.(b) 4.63%, 09/15/27		17	17,340
4.25%, 07/01/28(f)		267	264,330
3.63%, 01/15/29(f)		216	205,200
Oi SA, (10.00% Cash or 8.00% Cash + 4.00% PIK), 10.00%, 07/27/25(f)(i)		200	176,100
SoftBank Group Corp., 4.75%, 07/30/25(g)	EUR	100	119,543
Verizon Communications, Inc. 2.88%, 11/20/50	USD	80	75,911
3.55%, 03/22/51		84	90,456

			1,027,223

Electric Utilities — 1.1%
Empresas Publicas de Medellin ESP, 4.25%, 07/18/29(b)(f)		253	239,607
NextEra Energy Capital Holdings, Inc., 3.00%, 01/15/52		154	153,727
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 4.88%, 07/17/49(f)(g)		200	213,350
Talen Energy Supply LLC(b)(f) 7.25%, 05/15/27		642	568,170
6.63%, 01/15/28		274	240,435

			1,415,289

Security	Par (000)		Value

Energy Equipment & Services — 0.4%
Bristow Group, Inc., 6.88%, 03/01/28(b)(f)	USD	120	$124,826
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24(b)(f)		365	368,649
Vallourec SA, 8.50%, 06/30/26(g)	EUR	17	19,926

			513,401

Environmental, Maintenance & Security Service — 0.0%
Clean Harbors, Inc., 4.88%, 07/15/27(b)	USD	9	9,270

Equity Real Estate Investment Trusts (REITs) — 1.0%
American Tower Corp.
3.10%, 06/15/50		80	77,800
2.95%, 01/15/51		80	75,777
Crown Castle International Corp., 2.90%, 04/01/41		85	82,665
Equinix, Inc., 2.95%, 09/15/51		85	80,223
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.
5.63%, 05/01/24(f)		450	480,924
4.63%, 06/15/25(b)		59	62,899
4.50%, 09/01/26		9	9,675
5.75%, 02/01/27		13	14,690
Mid-America Apartments LP, 2.88%, 09/15/51		12	11,814
MPT Operating Partnership LP/MPT Finance Corp.
5.25%, 08/01/26		9	9,259
4.63%, 08/01/29(f)		16	16,880
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co.Issuer, 4.88%, 05/15/29(b)		37	37,832
RHP Hotel Properties LP/RHP Finance Corp., 4.75%, 10/15/27		12	12,240
Service Properties Trust
4.50%, 06/15/23(f)		242	241,881
7.50%, 09/15/25		27	29,253
XHR LP(b)
6.38%, 08/15/25		68	71,926
4.88%, 06/01/29		11	11,193

			1,326,931

Food & Staples Retailing — 1.1%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(b)
5.88%, 02/15/28		13	13,780
4.88%, 02/15/30(f)		17	18,355
Bellis Acquisition Co. PLC, 3.25%, 02/16/26(g)	GBP	100	130,127
Cydsa SAB de CV, 6.25%, 10/04/27(b)(f)	USD	400	411,325
Grupo KUO SAB de CV, 5.75%, 07/07/27(b)(f)		600	617,925
Kroger Co., 3.95%, 01/15/50		80	91,986
Picard Groupe SAS, 3.88%, 07/01/26(g)	EUR	100	115,131

			1,398,629

Food Products — 0.4%
Aramark Services, Inc., 5.00%, 02/01/28(b)(f)	USD	20	20,675
Darling Ingredients, Inc., 5.25%, 04/15/27(b)		9	9,292
JBS USA LUX SA/JBS USA Finance, Inc., 6.75%, 02/15/28(b)		33	35,616
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.(b)
6.50%, 04/15/29		24	26,400
5.50%, 01/15/30		22	23,925
MHP Lux SA, 6.25%, 09/19/29(b)(f)		300	281,681

38	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Food Products (continued)
Pilgrim’s Pride Corp., 5.88%, 09/30/27(b)(f)	USD	15	$15,839
Tereos Finance Groupe I SA, 7.50%, 10/30/25(g)	EUR	100	122,028

			535,456

Health Care Equipment & Supplies — 0.1%
Becton Dickinson and Co., 3.79%, 05/20/50	USD	85	95,376

Health Care Providers & Services — 3.0%
Acadia Healthcare Co., Inc., 5.50%, 07/01/28(b)		20	21,021
Anthem, Inc., 3.13%, 05/15/50		80	81,970
Centene Corp., 4.63%, 12/15/29(f)		61	65,786
DaVita, Inc., 4.63%, 06/01/30(b)(f)		422	432,022
HCA, Inc.
5.38%, 09/01/26(f)		17	19,104
5.63%, 09/01/28(f)		26	30,381
5.88%, 02/01/29(f)		17	20,256
3.50%, 09/01/30(f)		535	565,428
5.25%, 06/15/49		85	109,167
Mozart Debt Merger Sub, Inc., 3.88%, 04/01/29(b)		261	260,079
Phoenix PIB Dutch Finance BV, 2.38%, 08/05/25(g)	EUR	100	116,457
Select Medical Corp., 6.25%, 08/15/26(b)(f)	USD	360	381,328
Tenet Healthcare Corp.(b)
4.63%, 09/01/24(f)		384	392,640
4.88%, 01/01/26(f)		654	671,743
6.25%, 02/01/27(f)		26	26,910
5.13%, 11/01/27(f)		26	27,073
4.63%, 06/15/28		23	23,633
4.25%, 06/01/29(f)		507	514,853
4.38%, 01/15/30(k)		44	44,575
Universal Health Services, Inc., 2.65%, 10/15/30(b)		63	62,490

			3,866,916

Health Care Technology — 0.2%
CAB SELAS, 3.38%, 02/01/28(g)	EUR	200	227,396
Charles River Laboratories International, Inc., 4.25%, 05/01/28(b)	USD	9	9,360

			236,756

Hotels, Restaurants & Leisure — 3.8%
1011778 BC ULC/New Red Finance, Inc., 3.88%, 01/15/28(b)		13	13,166
Boyd Gaming Corp.
8.63%, 06/01/25(b)		19	20,359
4.75%, 12/01/27(f)		186	189,720
Caesars Entertainment, Inc.(b)(f)
6.25%, 07/01/25		228	239,314
8.13%, 07/01/27		146	161,686
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/25(b)		68	71,013
Cedar Fair LP, 5.25%, 07/15/29		9	9,225
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.50%, 05/01/25(b)(f)		102	105,570
5.38%, 04/15/27		9	9,225
Champion Path Holdings Ltd., 4.85%, 01/27/28(g)		200	190,413
Churchill Downs, Inc.(b) 5.50%, 04/01/27		10	10,300
4.75%, 01/15/28		9	9,315
CPUK Finance Ltd., 6.50%, 08/28/26(g)	GBP	100	140,837
Fortune Star BVI Ltd.(g) 6.75%, 07/02/23	USD	200	203,520
6.85%, 07/02/24		200	205,300
Full House Resorts, Inc., 8.25%, 02/15/28(b)		13	13,650

Security	Par (000)		Value

Hotels, Restaurants & Leisure (continued)
Golden Entertainment, Inc., 7.63%, 04/15/26(b)(f)	USD	34	$35,530
Hilton Domestic Operating Co., Inc., 4.88%, 01/15/30(f)		17	18,169
International Game Technology PLC, 6.50%, 02/15/25(b)(f)		582	631,470
IRB Holding Corp., 7.00%, 06/15/25(b)		72	76,174
Marriott International, Inc.
Series FF, 4.63%, 06/15/30		50	56,247
Series GG, 3.50%, 10/15/32(f)		232	242,963
Marriott Ownership Resorts, Inc., 6.13%, 09/15/25(b)(f)		133	138,653
Melco Resorts Finance Ltd., 5.25%, 04/26/26(g)		200	197,288
MGM China Holdings Ltd., 5.88%, 05/15/26(f)(g)		200	200,287
MGM Resorts International 5.75%, 06/15/25(f)		12	12,915
4.63%, 09/01/26		7	7,280
5.50%, 04/15/27(f)		12	12,780
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/29(b)		102	102,510
Peninsula Pacific Entertainment LLC/Peninsula Pacific Entertainment Finance, Inc., 8.50%, 11/15/27(b)(f)		344	371,520
Scientific Games International, Inc., 7.00%, 05/15/28(b)(f)		194	206,610
SeaWorld Parks & Entertainment, Inc., 8.75%, 05/01/25(b)(f)		310	328,600
Stonegate Pub Co. Financing PLC, 8.25%, 07/31/25(g)	GBP	100	137,182
Travel + Leisure Co., 6.63%, 07/31/26(b)	USD	90	99,796
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.(b)(f) 5.50%, 03/01/25		31	31,930
5.25%, 05/15/27		16	16,357
Wynn Macau Ltd., 5.50%, 01/15/26(f)(g)		200	186,000
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(b)(f)		213	216,195

			4,919,069

Household Durables — 3.6%
Ashton Woods USA LLC/Ashton Woods Finance Co.(b) 6.63%, 01/15/28(f)		216	227,880
4.63%, 08/01/29		30	29,625
Brookfield Residential Properties, Inc./Brookfield Residential US LLC(b) 6.25%, 09/15/27(f)		234	244,249
5.00%, 06/15/29		10	10,007
Century Communities, Inc., 6.75%, 06/01/27(f)		44	46,420
Controladora Mabe SA de CV, 5.60%, 10/23/28(b)(f)		600	682,050
Forestar Group, Inc.(b) 3.85%, 05/15/26		92	92,230
5.00%, 03/01/28(f)		319	327,374
Lennar Corp., 4.75%, 11/29/27(f)		16	18,107
M/I Homes, Inc., 4.95%, 02/01/28(f)		225	234,000
Mattamy Group Corp., 5.25%, 12/15/27(b)		9	9,466
Newell Brands, Inc., 4.70%, 04/01/26(f)		35	38,159
Taylor Morrison Communities, Inc.(b)(f) 5.88%, 06/15/27		270	302,400
5.75%, 01/15/28		914	1,021,395
Tri Pointe Homes, Inc. 5.25%, 06/01/27(f)		705	756,994
5.70%, 06/15/28		18	19,800
William Lyon Homes, Inc., 6.63%, 07/15/27(b)(f)		527	554,667

			4,614,823

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) December 31, 2021	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Independent Power and Renewable Electricity Producers — 2.0%
Calpine Corp.(b)(f)
4.50%, 02/15/28	USD	588	$610,050
5.13%, 03/15/28		578	586,762
Continuum Energy Levanter Pte Ltd., 4.50%,
02/09/27(b)(f)		199	202,718
Greenko Dutch BV, 3.85%, 03/29/26(g)		197	198,970
Greenko Solar Mauritius Ltd., 5.95%, 07/29/26(g)		200	212,750
India Green Energy Holdings, 5.38%, 04/29/24(b)(f)		250	258,125
Investment Energy Resources Ltd., 6.25%, 04/26/29(b)		200	214,750
NRG Energy, Inc.
5.75%, 01/15/28		14	14,800
5.25%, 06/15/29(b)		13	13,928
ReNew Power Synthetic, 6.67%, 03/12/24(f)(g)		200	207,850
Renewable Energy Group, Inc., 5.88%, 06/01/28(b)		6	6,165

			2,526,868

Industrial Conglomerates — 0.2%
Metalloinvest Finance DAC, 3.38%, 10/22/28(b)		326	322,153

Insurance — 0.5%
American International Group, Inc., 4.38%, 06/30/50		100	124,652
Asahi Mutual Life Insurance Co., (5 year USD Swap + 4.59%), 6.50%(a)(f)(g)(j)		200	211,000
Prudential PLC, (5 year CMT + 1.52%), 2.95%, 11/03/33(a)(g)		300	296,784

			632,436

Interactive Media & Services — 0.1%
United Group BV, 4.88%, 07/01/24(g)	EUR	100	114,774

Internet & Direct Marketing Retail — 0.1%
Amazon.com, Inc., 3.10%, 05/12/51	USD	110	117,438

IT Services — 0.4%
Centurion Bidco SpA, 5.88%, 09/30/26(g)	EUR	100	116,981
Fidelity National Information Services, Inc., 4.50%, 08/15/46	USD	65	78,681
Fiserv, Inc., 4.40%, 07/01/49		85	101,264
International Business Machines Corp., 2.95%, 05/15/50(f)		100	97,659
La Financiere Atalian SASU, 6.63%, 05/15/25(g)	GBP	100	133,835

			528,420

Machinery — 0.3%
TK Elevator Midco GmbH(g)
4.38%, 07/15/27	EUR	100	117,550
(3 mo. EURIBOR + 4.75%), 4.75%, 07/15/27(a)		100	114,932
TK Elevator US Newco Inc., 5.25%, 07/15/27(b)(f)	USD	200	210,250

			442,732

Media — 2.3%
Altice Financing SA(g)
2.25%, 01/15/25	EUR	100	110,982
4.25%, 08/15/29		100	111,231
AMC Networks, Inc., 5.00%, 04/01/24	USD	7	7,053
Charter Communications Operating LLC/Charter Communications Operating Capital, 3.70%, 04/01/51		85	82,177
Clear Channel Worldwide Holdings, Inc., 5.13%, 08/15/27(b)(f)		306	316,637
Comcast Corp., 2.89%, 11/01/51(b)		105	101,639
iHeartCommunications, Inc.
6.38%, 05/01/26		14	14,432
5.25%, 08/15/27(b)		13	13,521

Security	Par (000)		Value

Media (continued)
iHeartCommunications, Inc. (continued) 4.75%, 01/15/28(b)	USD	9	$9,127
Lamar Media Corp., 3.75%, 02/15/28		10	10,025
Liquid Telecommunications Financing PLC, 5.50%, 09/04/26(b)(f)		200	205,437
Lorca Telecom Bondco SA, 4.00%, 09/18/27(g)	EUR	200	231,400
Network i2i Ltd., (5 year CMT + 4.27%), 5.65%(a)(g)(j)	USD	250	262,703
Nexstar Media, Inc., 5.63%, 07/15/27(b)(f)		300	316,236
Outfront Media Capital LLC/Outfront Media Capital Corp.(b)
5.00%, 08/15/27		11	11,256
4.63%, 03/15/30		9	8,978
Sable International Finance Ltd., 5.75%, 09/07/27(f)(g)		226	231,367
SES SA, (5 year EUR Swap + 5.40%), 5.63%(a)(g)(j)	EUR	100	121,777
Sirius XM Radio, Inc.(b)(f) 5.00%, 08/01/27	USD	54	56,124
5.50%, 07/01/29		48	51,720
Summer BC Holdco B Sarl, 5.75%, 10/31/26(g)	EUR	100	118,388
TEGNA, Inc. 4.63%, 03/15/28	USD	150	151,618
5.00%, 09/15/29(f)		19	19,428
UPCB Finance VII Ltd., 3.63%, 06/15/29(g)	EUR	100	116,127
ViacomCBS, Inc., 4.95%, 05/19/50	USD	80	101,980
VTR Comunicaciones SpA, 4.38%, 04/15/29(b)(f)		200	199,000

			2,980,363

Metals & Mining — 1.0%
ABJA Investment Co. Pte Ltd., 5.95%, 07/31/24(g)		200	216,500
FMG Resources August 2006 Pty Ltd., 4.50%, 09/15/27(b)		10	10,650
Freeport-McMoRan, Inc. 5.00%, 09/01/27		10	10,400
5.25%, 09/01/29		10	10,950
Nexa Resources SA, 5.38%, 05/04/27(b)(f)		400	423,825
Periama Holdings LLC, 5.95%, 04/19/26(g)		200	212,500
Steel Dynamics, Inc., 3.25%, 10/15/50		80	80,627
thyssenkrupp AG, 1.88%, 03/06/23(g)	EUR	43	49,590
Vedanta Resources Finance II PLC, 13.88%, 01/21/24(g)	USD	200	211,662

			1,226,704

Oil, Gas & Consumable Fuels — 6.8%
Bioceanico Sovereign Certificate Ltd., 0.00%, 06/05/34(f)(g)(l)		238	178,475
BP Capital Markets PLC, (5 year EUR Swap + 4.12%), 3.63%(a)(g)(j)	EUR	150	183,375
Buckeye Partners LP 4.13%, 03/01/25(b)(f)	USD	87	89,828
3.95%, 12/01/26		10	10,192
Centennial Resource Production LLC(b)(f) 5.38%, 01/15/26		834	817,320
6.88%, 04/01/27		51	52,020
Cheniere Energy Partners LP 4.50%, 10/01/29(f)		165	174,900
3.25%, 01/31/32(b)		16	16,160
Chesapeake Energy Corp.(b) 5.50%, 02/01/26		51	53,678
5.88%, 02/01/29		19	20,325
Citgo Holding, Inc., 9.25%, 08/01/24(b)(f)		38	38,190
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(b)(f)		42	42,945

40	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
DCP Midstream Operating LP 5.38%, 07/15/25(f)	USD	14	$15,295
5.13%, 05/15/29		10	11,300
Ecopetrol SA, 4.63%, 11/02/31		245	237,968
eG Global Finance PLC, 4.38%, 02/07/25(g)	EUR	200	228,269
Endeavor Energy Resources LP/EER Finance, Inc., 5.75%, 01/30/28(b)	USD	17	18,120
Energean Israel Finance Ltd., 4.88%, 03/30/26(b)(g)		135	133,945
Energy Transfer LP, 5.00%, 05/15/50		80	92,056
Geopark Ltd., 5.50%, 01/17/27(b)		200	192,475
GMR Hyderabad International Airport Ltd., 4.25%, 10/27/27(g)		200	193,162
Hilong Holding Ltd., 9.75%, 11/18/24(g)		207	167,321
HTA Group Ltd., 7.00%, 12/18/25(b)(f)		200	208,287
IHS Holding Ltd., 6.25%, 11/29/28(b)		200	202,000
Leviathan Bond Ltd., 5.75%, 06/30/23(b)(f)(g)		144	148,230
Matador Resources Co., 5.88%, 09/15/26(f)		18	18,540
MC Brazil Downstream Trading Sarl, 7.25%, 06/30/31(b)(f)		200	198,937
Medco Oak Tree Pte Ltd., 7.38%, 05/14/26(g)		200	206,760
Neptune Energy Bondco PLC, 6.63%, 05/15/25(b)(f)		200	204,250
NGPL PipeCo LLC, 7.77%, 12/15/37(b)(f)		346	484,414
Oil and Gas Holding Co., 7.63%, 11/07/24(g)		200	215,437
OQ SAOC, 5.13%, 05/06/28(b)(f)		200	203,537
PDC Energy, Inc., 5.75%, 05/15/26		10	10,334
Petroleos Mexicanos 6.50%, 03/13/27(f)		485	515,618
5.95%, 01/28/31(f)		335	325,143
6.70%, 02/16/32(b)(f)		245	246,837
6.38%, 01/23/45		185	160,696
6.75%, 09/21/47		327	288,577
Puma International Financing SA, 5.13%, 10/06/24(b)		400	400,000
Rockies Express Pipeline LLC, 6.88%, 04/15/40(b)(f)		353	398,892
Santos Finance Ltd., 5.25%, 03/13/29(f)(g)		200	223,420
SM Energy Co., 10.00%, 01/15/25(b)(f)		168	184,908
Stoneway Capital Corp. (e)(h) 10.00%, 03/01/27(b)		708	208,776
10.00%, 03/01/27(g)		252	74,116
Sunoco LP/Sunoco Finance Corp. 6.00%, 04/15/27(f)		21	21,901
4.50%, 05/15/29		32	32,497
4.50%, 04/30/30(b)		172	176,285
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.38%, 02/01/27		9	9,275
6.50%, 07/15/27		13	13,936
5.00%, 01/15/28		13	13,698
5.50%, 03/01/30		17	18,573
TotalEnergies SE, Series NC7, (5 year EUR Swap + 1.99%), 1.63%(a)(g)(j)	EUR	200	225,685
Transocean Guardian Ltd., 5.88%, 01/15/24(b)(f)	USD	65	61,578

			8,668,456

Personal Products — 0.0%
Coty, Inc., 6.50%, 04/15/26(b)		40	41,250

Pharmaceuticals — 1.0%
AbbVie, Inc., 4.88%, 11/14/48		120	155,063
Bausch Health Cos., Inc.(b) 5.50%, 11/01/25(f)		30	30,487
5.75%, 08/15/27		9	9,342

Security	Par (000)		Value

Pharmaceuticals (continued)
Bausch Health Cos., Inc.b) (continued) 4.88%, 06/01/28	USD	18	$18,360
Bayer AG, (5 year EUR Swap + 2.55%), 3.75%, 07/01/74(a)(g)	EUR	250	294,943
Cheplapharm Arzneimittel GmbH, 4.38%, 01/15/28(g)		100	118,637
Cigna Corp., 3.40%, 03/15/51	USD	80	83,650
CVS Health Corp., 5.05%, 03/25/48		85	111,132
Elanco Animal Health, Inc., 5.90%, 08/28/28		13	15,080
Merck & Co., Inc., 2.75%, 12/10/51		38	37,601
Nidda Healthcare Holding GmbH, 3.50%, 09/30/24(g)	EUR	200	226,934
Rossini Sarl, 6.75%, 10/30/25(g)		200	235,928

			1,337,157

Real Estate Management & Development — 5.5%
Adler Group SA, 3.25%, 08/05/25(g)		100	98,708
Agile Group Holdings Ltd., 5.75%, 01/02/25(f)(g)	USD	200	128,000
Arabian Centres Sukuk II Ltd., 5.63%, 10/07/26(b)(f)		270	265,612
Central China Real Estate Ltd., 7.65%, 08/27/23(g)		200	131,500
CFLD Cayman Investment Ltd., 8.60%, 04/08/24(e)(f)(g)(h)		200	54,100
China Aoyuan Group Ltd.(g) 7.95%, 02/19/23(f)		200	39,000
6.35%, 02/08/24		200	39,000
China Evergrande Group(e)(g)(h) 12.00%, 01/22/24		200	29,913
10.50%, 04/11/24		200	29,913
China SCE Group Holdings Ltd., 7.25%, 04/19/23(f)(g)		200	176,000
CIFI Holdings Group Co. Ltd., 5.95%, 10/20/25(f)(g)		200	194,000
DEMIRE Deutsche Mittelstand Real Estate AG, 1.88%, 10/15/24(g)	EUR	100	111,853
Dexin China Holdings Co. Ltd., 9.95%, 12/03/22(g)	USD	200	140,287
DIC Asset AG, 2.25%, 09/22/26(g)	EUR	100	107,873
Easy Tactic Ltd.(f)(g) 8.63%, 02/27/24	USD	200	68,500
8.13%, 07/11/24		200	68,500
Fantasia Holdings Group Co. Ltd., 11.75%, 04/17/22(e)(g)(h)		400	92,000
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(b)(f)		467	487,128
Global Prime Capital Pte Ltd., 5.95%, 01/23/25(g)		200	203,000
Hopson Development Holdings Ltd., 7.00%, 05/18/24(g)		200	191,600
Howard Hughes Corp., 5.38%, 08/01/28(b)(f)		451	480,335
JGC Ventures Pte Ltd., 10.75%, 08/30/21(e)(g)(h)		239	106,413
Kaisa Group Holdings Ltd.(g) 11.95%, 10/22/22(f)		200	55,040
11.50%, 01/30/23		200	51,725
11.70%, 11/11/25		200	52,600
KWG Group Holdings Ltd., 7.40%, 03/05/24(g)		200	148,500
MAF Sukuk Ltd.(g) 4.64%, 05/14/29		267	296,503
3.93%, 02/28/30		228	243,860
Modern Land China Co. Ltd., 11.50%, 11/13/22(e)(g)(h)		200	35,938
New Metro Global Ltd., 4.80%, 12/15/24(g)		200	179,500
Powerlong Real Estate Holdings Ltd., 7.13%, 11/08/22(g)		200	183,000
Redsun Properties Group Ltd., 10.50%, 10/03/22(g)		200	112,000
RKPF Overseas Ltd., Series 2019-A, 6.00%, 09/04/25(g)		200	191,937
Ronshine China Holdings Ltd.(g) 5.50%, 02/01/22		200	149,162
8.95%, 01/22/23		200	75,000

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) December 31, 2021	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Real Estate Management & Development (continued)
Scenery Journey Ltd., 11.50%, 10/24/22(e)(f)(g)(h)	USD	400	$51,700
Seazen Group Ltd., 6.00%, 08/12/24(g)		200	169,500
Shimao Group Holdings Ltd.(f)(g) 5.60%, 07/15/26		200	124,500
3.45%, 01/11/31		200	113,750
Shui On Development Holding Ltd., 6.15%, 08/24/24(g)		200	196,000
Sunac China Holdings Ltd.(g) 6.50%, 07/09/23		200	127,938
7.00%, 07/09/25		200	125,938
Theta Capital Pte Ltd., 8.13%, 01/22/25(g)		200	210,437
Times China Holdings Ltd., 6.20%, 03/22/26(g)		200	135,937
Wanda Group Overseas Ltd., 7.50%, 07/24/22(g)		200	187,000
Yango Justice International Ltd., 8.25%, 11/25/23(g)		200	51,938
Yanlord Land HK Co. Ltd., 6.80%, 02/27/24(g)		200	201,500
Yuzhou Group Holdings Co. Ltd.(g) 8.30%, 05/27/25		200	57,000
7.38%, 01/13/26		200	55,000
Zhenro Properties Group Ltd.(g) 8.35%, 03/10/24		200	137,000
6.63%, 01/07/26		200	128,500

			7,091,638

Road & Rail(g) — 0.2%
CMA CGM SA, 7.50%, 01/15/26	EUR	100	125,270
Getlink SE, 3.50%, 10/30/25		100	117,220

			242,490

Semiconductors & Semiconductor Equipment — 0.2%
Analog Devices, Inc., 2.95%, 10/01/51	USD	42	43,131
Broadcom, Inc., 3.75%, 02/15/51(b)		165	172,508
Intel Corp., 3.25%, 11/15/49		80	84,433

			300,072

Software — 0.3%
Boxer Parent Co., Inc., 6.50%, 10/02/25(g)	EUR	100	119,344
Oracle Corp. 3.60%, 04/01/50(f)	USD	285	279,055
3.95%, 03/25/51		23	23,876
Playtika Holding Corp., 4.25%, 03/15/29(b)		29	28,420

			450,695

Specialty Retail — 0.1%
Goldstory SASU, 5.38%, 03/01/26(g)	EUR	100	116,127

Technology Hardware, Storage & Peripherals — 0.2%
Apple, Inc., 2.65%, 02/08/51	USD	80	78,657
Dell International LLC / EMC Corp., 3.45%, 12/15/51(b)		80	76,808
Dell International LLC/EMC Corp., 8.35%, 07/15/46		21	34,913
HP, Inc., 6.00%, 09/15/41		80	106,317

			296,695

Textiles, Apparel & Luxury Goods — 0.0%
Hanesbrands, Inc.(b)(f) 4.63%, 05/15/24		16	16,754
4.88%, 05/15/26		16	17,100
Under Armour, Inc., 3.25%, 06/15/26		10	10,314
William Carter Co., 5.63%, 03/15/27(b)		9	9,304

			53,472

Thrifts & Mortgage Finance — 0.2%
Jerrold Finco PLC, 4.88%, 01/15/26(g)	GBP	100	137,047

Security	Par (000)		Value

Thrifts & Mortgage Finance (continued)
Nationstar Mortgage Holdings, Inc., 6.00%, 01/15/27(b)	USD	11	$11,458
Quicken Loans LLC/Quicken Loans Co-Issuer, Inc., 3.63%, 03/01/29(b)		69	69,259
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc., 3.88%, 03/01/31(b)		56	56,840

			274,604

Tobacco — 0.1%
Altria Group, Inc., 3.40%, 02/04/41		85	78,407
BAT Capital Corp., 3.98%, 09/25/50		85	81,706

			160,113

Transportation Infrastructure — 0.7%
Aeropuerto Internacional de Tocumen SA, 5.13%, 08/11/61(b)(f)		200	209,475
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(b)(f)		400	412,325
FedEx Corp., 4.05%, 02/15/48		80	89,813
Simpar Europe SA, 5.20%, 01/26/31(b)(f)		200	186,350

			897,963

Utilities — 2.0%
Centrais Eletricas Brasileiras SA, 4.63%, 02/04/30(b)(f)		256	253,328
Genneia SA, 8.75%, 09/02/27(b)		188	175,720
Huachen Energy Co. Ltd., 6.63%, 05/18/22		200	95,000
Inkia Energy Ltd., 5.88%, 11/09/27(b)(f)		400	410,075
Mong Doung Finacial Holdings BV, 5.13%, 05/07/29(g)		250	242,703
Orano SA, 2.75%, 03/08/28(g)	EUR	100	118,404
Star Energy Geothermal Darajat II/Star Energy
Geothermal Salak, 4.85%, 10/14/38(b)(f)	USD	240	262,995
Thames Water Kemble Finance PLC, 4.63%, 05/19/26(g)	GBP	167	230,529
Veolia Environnement SA, (5 year EUR Swap + 2.84%), 2.50%(a)(g)(j)	EUR	300	341,977
Vistra Operations Co. LLC(b)(f) 5.50%, 09/01/26	USD	17	17,555
5.63%, 02/15/27		23	23,690
5.00%, 07/31/27		343	355,972

			2,527,948

Wireless Telecommunication Services — 2.0%
Altice France SA(g) 2.50%, 01/15/25	EUR	200	224,284
2.13%, 02/15/25		100	110,716
5.88%, 02/01/27		100	118,831
GLP Capital LP/GLP Financing II, Inc., 4.00%, 01/15/31(f)	USD	164	174,986
Kenbourne Invest SA, 6.88%, 11/26/24(b)(f)		234	244,208
Millicom International Cellular SA 5.13%, 01/15/28(g)		242	250,695
4.50%, 04/27/31(b)(f)		200	201,287
T-Mobile USA, Inc., 3.30%, 02/15/51		165	161,146
VEON Holdings BV, 4.00%, 04/09/25(b)(f)		200	203,250
VICI Properties LP/VICI Note Co., Inc.(b) 3.50%, 02/15/25		13	13,195
4.25%, 12/01/26		22	22,912
3.75%, 02/15/27		13	13,427
4.63%, 12/01/29(f)		200	212,845
4.13%, 08/15/30		17	17,978

42	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Wireless Telecommunication Services (continued)
Vmed O2 UK Financing I PLC(g) 3.25%, 01/31/31	EUR	100	$112,832
4.50%, 07/15/31	GBP	100	134,849
Vodafone Group PLC 4.25%, 09/17/50	USD	80	92,333
(5 year EUR Swap + 3.23%), 3.00%, 08/27/80(a)(g)	EUR	200	229,408

			2,539,182

Total Corporate Bonds — 59.0% (Cost: $78,805,811)			75,684,118

Floating Rate Loan Interests

Aerospace & Defense — 0.5%
TransDigm, Inc., 2020 Term Loan F, (1 mo. LIBOR + 2.25%), 2.35%, 12/09/25(a)	USD	603	593,962

Air Freight & Logistics(a) — 1.1%
Kestrel Bidco, Inc., Term Loan B, (6 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 12/11/26		1,064	1,030,298
XPO Logistics, Inc., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 1.85%, 02/24/25		335	333,150

			1,363,448

Airlines — 0.5%
Allegiant Travel Co., 2020 Term Loan, (3 mo. LIBOR + 3.00%), 3.16%, 02/05/24(a)		600	595,626

Building Materials — 0.5%
Cornerstone Building Brands, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 3.75%, 04/12/28(a)		615	612,820

Building Products(a) — 0.0%
Advanced Drainage Systems, Inc., Term Loan B, (3 mo. LIBOR + 2.25%), 2.38%, 07/31/26		19	18,686
MI Windows And Doors LLC, 2020 Term Loan, (1 mo. LIBOR + 3.75%), 4.50%, 12/18/27		48	48,677

			67,363

Chemicals — 0.1%
SCIH Salt Holdings, Inc., 2021 Incremental Term Loan B, (3 mo. LIBOR + 4.00%), 4.75%, 03/16/27(a)		107	106,180

Commercial Services & Supplies(c) — 0.3%
Interface Security Systems LLC, Term Loan, (1.00% PIK), 7.18%, 08/07/23(i)		430	419,110
KAR Auction Services, Inc., 2019 Term Loan B6, (1 mo. LIBOR + 2.25%), 2.38%, 09/19/26(a)		31	30,616

			449,726

Diversified Consumer Services — 0.3%
Spectacle Gary Holdings LLC, 2021 Term Loan B, 0.00%, 11/19/28(m)		363	362,699

Diversified Financial Services — 2.4%
Credito Real SAB de CV Sofom ENR, Term Loan B, (3 mo. LIBOR + 3.75%), 3.91%, 02/17/23(c)		42	36,435
LBM Acquisition LLC, Term Loan B, (1 mo. LIBOR + 3.75%), 4.50%, 12/18/27(a)		47	46,799

Security	Par (000)		Value

Diversified Financial Services (continued)
Luxembourg Life Fund, 2021 Term Loan, (3 mo. LIBOR + 9.25%), 9.47%, 04/01/23(c)	USD	2,805	$2,794,481
White Cap Buyer LLC, Term Loan B, (1 mo. LIBOR + 4.00%), 4.50%, 10/19/27(a)		201	200,992

			3,078,707

Diversified Telecommunication Services(a) — 0.5%
Intelsat Jackson Holdings SA 2017 Term Loan B4, (PRIME + 5.50%), 8.75%, 01/02/24		306	305,037
2021 DIP Term Loan, (3 mo. LIBOR + 4.75%), 5.75%, 10/13/22		342	341,226

			646,263

Electric Utilities — 0.1%
Pacific Gas & Electric Co., 2020 Term Loan, (3 mo. LIBOR + 3.00%), 3.50%, 06/23/25(a)		156	153,762

Health Care Providers & Services — 0.1%
Select Medical Corp., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 2.36%, 03/06/25(a)		102	100,823

Hotels, Restaurants & Leisure(a) — 0.7%
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 02/02/26		170	166,014
Caesars Resort Collection LLC, 2020 Term Loan B1, (1 mo. LIBOR + 3.50%), 3.60%, 07/20/25		160	159,935
ECL Entertainment LLC, Term Loan, (1 mo. LIBOR + 7.50%), 8.25%, 03/31/28		109	111,092
Golden Nugget LLC, 2017 Incremental Term Loan B, (2 mo. LIBOR + 2.50%), 3.25%, 10/04/23		217	215,049
Playtika Holding Corp., 2021 Term Loan, (1 mo. LIBOR + 2.75%), 2.85%, 03/11/28.		228	227,038

			879,128

Media(a) — 0.8%
Connect Finco Sarl, 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 12/12/26		352	352,353
CSC Holdings LLC, 2019 Term Loan B5, (3 mo. LIBOR + 2.50%), 2.61%, 04/15/27		175	172,477
Diamond Sports Group LLC, Term Loan, (1 mo. LIBOR + 3.25%), 3.36%, 08/24/26		604	278,385
Lamar Media Corp., 2020 Term Loan B, (3 mo. LIBOR + 1.50%), 1.61%, 02/06/27		24	23,831
PCI Gaming Authority, Term Loan, (1 mo. LIBOR + 2.50%), 2.60%, 05/29/26		272	270,434

			1,097,480

Oil, Gas & Consumable Fuels(a) — 0.7%
Buckeye Partners LP, 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 2.35%, 11/01/26.		549	546,826
Citgo Holding, Inc., 2019 Term Loan B, (3 mo. LIBOR + 7.00%, 1.00% Floor), 8.00%, 08/01/23		391	384,940

			931,766

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) December 31, 2021	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Pharmaceuticals(a) — 0.8%
Bausch Health Cos., Inc., Term Loan B, (1 mo. LIBOR + 2.75%), 2.85%, 11/27/25	USD	691	$687,055
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 2.10%, 11/15/27		329	323,858

			1,010,913

Road & Rail — 0.1%
Genesee & Wyoming, Inc., Term Loan, (3 mo. LIBOR + 2.00%), 2.22%, 12/30/26(a)		169	167,836

Trading Companies & Distributors(a) — 0.2%
Foundation Building Materials Holding Company LLC, 2021 Term Loan, (3 mo. LIBOR + 3.25%), 3.75%, 01/31/28		31	30,146
The Enterprise Development Authority, Term Loan B, (1 mo. LIBOR + 4.25%), 5.00%, 02/28/28		172	171,929

			202,075

Total Floating Rate Loan Interests — 9.7% (Cost: $12,816,017)			12,420,577

Foreign Agency Obligations

Argentina — 0.1%
Argentine Republic Government International Bond, 3.50%, 07/09/41(f)		474	167,678

Bahrain — 0.3%
Bahrain Government International Bond, 6.75%, 09/20/29(g)		200	215,600
CBB International Sukuk Co. 7 SPC, 6.88%, 10/05/25(f)(g)		200	224,187

			439,787

Colombia — 0.5%
Colombia Government International Bond(f) 3.13%, 04/15/31		340	306,276
4.13%, 05/15/51		400	325,450

			631,726

Dominican Republic — 0.7%
Dominican Republic International Bond 5.95%, 01/25/27(f)(g)		241	268,113
4.50%, 01/30/30(b)(f)		294	299,292
4.88%, 09/23/32(b)(f)		155	157,499
6.40%, 06/05/49(g)		150	157,481

			882,385

Egypt — 1.3%
Egypt Government International Bond(f) 5.58%, 02/21/23(b)		520	538,096
5.58%, 02/21/23(g)		351	363,215
5.75%, 05/29/24(b)		230	238,993
7.50%, 01/31/27(b)		257	267,177
8.50%, 01/31/47(g)		284	251,113

			1,658,594

Guatemala — 0.2%
Guatemala Government Bond, 5.38%, 04/24/32(b)		200	222,725

Security	Par (000)		Value

Indonesia — 0.8%
Indonesia Government International Bond(f) 3.50%, 01/11/28	USD	565	$608,364
4.10%, 04/24/28		200	223,037
4.75%, 02/11/29		200	232,750

			1,064,151

Mexico — 0.3%
Mexico Government International Bond(f) 3.75%, 01/11/28.		200	215,100
4.35%, 01/15/47		200	207,100

			422,200

Morocco — 0.5%
Morocco Government International Bond 3.00%, 12/15/32(b)(f)		296	281,995
4.00%, 12/15/50(g)		222	200,841
4.00%, 12/15/50(b)(f)		200	180,938

			663,774

Oman — 0.2%
Oman Government International Bond, 6.50%, 03/08/47(g)		306	303,032

Pakistan — 0.2%
Pakistan Government International Bond, 7.38%, 04/08/31(g)		200	198,500

Panama — 0.2%
Panama Government International Bond, 4.50%, 04/16/50		200	220,163

Paraguay — 0.3%
Paraguay Government International Bond, 5.40%, 03/30/50(b)(f)		300	341,962

Peru — 0.1%
Peruvian Government International Bond, 3.30%, 03/11/41		170	169,734

Romania — 0.2%
Romanian Government International Bond, 3.00%, 02/14/31(b)(f)		250	253,325

Saudi Arabia — 0.4%
Saudi Government International Bond(g) 4.50%, 04/17/30(f)		206	239,926
3.75%, 01/21/55		200	213,937

			453,863

Sri Lanka — 0.2%
Sri Lanka Government International Bond(g) 6.85%, 03/14/24		200	104,288
7.55%, 03/28/30		200	100,975

			205,263

Ukraine — 0.6%
Ukraine Government International Bond 7.75%, 09/01/23(g)		150	146,250
8.99%, 02/01/24(f)(g)		200	198,937

44	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Ukraine (continued)
Ukraine Government International Bond (continued) 7.75%, 09/01/25(g)	USD	110	$105,215
7.25%, 03/15/33(b)(f)		400	351,000

			801,402

Total Foreign Agency Obligations — 7.1% (Cost: $9,298,089)			9,100,264

	Shares

Investment Companies

Fixed Income Funds — 2.2%
iShares iBoxx $ High Yield Corporate Bond ETF(n)		32,255	2,806,508

Total Investment Companies — 2.2% (Cost: $2,612,620)			2,806,508

	Par (000)

Non-Agency Mortgage-Backed Securities

Banks — 2.7%
Western Alliance Bank, 5.72%, 12/28/24	USD	3,510	3,507,953

Collateralized Mortgage Obligations(b) — 4.3%
Cascade Funding Mortgage Trust, Series 2019-RM3, Class C, 4.00%, 06/25/69(a)		1,016	1,021,682
Connecticut Avenue Securities Trust 2021-R01, Series 2021-R01, Class 1B2, (30 day SOFR + 6.00%), 6.05%, 10/25/41(a)		137	140,095
Credit Suisse Mortgage Capital Certificates(a)
Series 2021-JR1, Class A2, 3.50%, 09/27/66(c)		507	491,044
Series 2021-JR1, Class B2, 29.00%, 09/27/66		879	779,516
Series 2021-JR1, Class PT2, 8.94%, 07/26/60(c)		818	295,944
Freddie Mac, Series 2021-DNA7, Class B2, (30 day SOFR + 7.80%), 7.85%, 11/25/41(a)		224	235,905
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-RF3, Class 1A2, 6.00%, 10/25/36		1,902	1,398,735
Voyager OPTONE Delaware Trust, Series 2009-1, Class SAA7, (1 mo. LIBOR), 22.69%, 02/25/38(a)		3,610	1,123,582

			5,486,503

Commercial Mortgage-Backed Securities — 11.2%
Barclays Commercial Mortgage Trust
Series 2019-C3, Class C, 4.18%, 05/15/52		482	509,015
Series 2019-C3, Class D, 3.00%, 05/15/52(b)		770	696,905
Benchmark Mortgage Trust, Series 2020-B16, Class D, 2.50%, 02/15/53(b)		57	49,102
BX Commercial Mortgage Trust(a)(b)
Series 2019-XL, Class J, (1 mo. LIBOR US + 2.65%), 2.76%, 10/15/36.		1,445	1,429,622
Series 2020-BXLP, Class F, (1 mo. LIBOR US + 2.00%), 2.11%, 12/15/36		334	331,301
BX Trust(a)(b)
Series 2021-MFM1, Class G, (1 mo. LIBOR US + 3.90%), 4.01%, 01/15/34.		100	99,629
Series 2021-VIEW, Class E, (1 mo. LIBOR US + 3.60%), 3.71%, 06/15/23.		130	129,735

Security	Par (000)		Value

Commercial Mortgage-Backed Securities (continued)
Citigroup Commercial Mortgage Trust(a)(b)
Series 2019-PRM, Class E, 4.73%, 05/10/36	USD	500	$509,897
Series 2019-PRM, Class F, 4.73%, 05/10/36		750	748,258
Cold Storage Trust, Series 2020-ICE5, Class F, (1 mo. LIBOR US + 3.49%), 3.60%, 11/15/37(a)(b)		127	126,634
COMM GAM, Series 2013-GAM, Class E, 3.42%, 02/10/28(a)(b)		500	472,188
Credit Suisse Mortgage Trust, (1 mo. LIBOR US + 3.50%), 3.61%, 11/15/38(a)(b)		250	250,045
CSAIL Commercial Mortgage Trust, Series 2018-C14, Class C, 4.92%, 11/15/51(a)		750	825,864
CSMC Trust, Series 2020-NET, Class E, 3.70%, 08/15/37(a)(b)		750	756,850
CSMC-FACT, Series 2020-FACT, Class F, (1 mo. LIBOR US + 6.16%), 6.27%, 10/15/37(a)(b)		300	305,987
DBUBS Mortgage Trust, Series 2017-BRBK, Class F, 3.53%, 10/10/34(a)(b)		275	269,026
Del Amo Fashion Center Trust, Series 2017-AMO, Class D, 3.64%, 06/05/35(a)(b)		500	439,709
ELP Commercial Mortgage Trust, Series 2021-ELP, Class J, (1 mo. LIBOR US + 3.61%), 3.72%, 11/15/38(a)(b)		125	124,348
GS Mortgage Securities Corp. Trust 2021-DM, Series 2021-DM, Class F, (1 mo. LIBOR US + 3.44%), 3.54%, 11/15/36(a)(b)		120	119,973
HONO Mortgage Trust, Series 2021-LULU, Class F, (1 mo. LIBOR US + 4.40%), 4.51%, 10/15/36(a)(b)		125	124,733
Hudson Yards Mortgage Trust, Series 2019-55HY, Class F, 2.94%, 12/10/41(a)(b)		700	647,557
JPMCC Commercial Mortgage Securities Trust, Series 2019-COR5, Class D, 3.00%, 06/13/52(b)		750	694,475
MED Trust, (1 mo. LIBOR US + 5.25%), 5.36%, 11/15/38(a)(b)		120	118,809
MF1 2021-W10X, Series 2021-W10, Class G, (30 day SOFR + 4.22%), 4.27%, 12/15/34(a)(b)		120	120,355
Morgan Stanley Capital I, Series 2017-HR2, Class D, 2.73%, 12/15/50		625	564,586
Morgan Stanley Capital I Trust(b)
Series 2014-150E, Class F, 4.30%, 09/09/32(a)		700	665,490
Series 2017-H1, Class D, 2.55%, 06/15/50		753	659,720
Series 2018-MP, Class E, 4.28%, 07/11/40(a)		372	331,375
Series 2019-H7, Class D, 3.00%, 07/15/52		750	667,587
Series 2019-NUGS, Class E, (1 mo. LIBOR US + 2.24%), 3.74%, 12/15/36(a)		400	398,979
STWD Trust, Series 2021-MFP2, Class J, (1 mo. LIBOR US + 3.92%), 4.02%, 11/15/36(a)(b)(k)		100	99,593
TPGI Trust, Series 2021-DGWD, Class G, (1 mo. LIBOR US + 3.85%), 3.96%, 06/15/26(a)(b)		130	128,951
UBS-Barclays Commercial Mortgage Trust, Series 2012- C3, Class D, 5.05%, 08/10/49(a)(b)		270	273,563
US 2018-USDC, Series 2018-USDC, Class E, 4.49%, 05/13/38(a)(b)		350	291,065

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) December 31, 2021	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Commercial Mortgage-Backed Securities (continued)
Wells Fargo Commercial Mortgage Trust(a)
Series 2015-C28, Class D, 4.09%, 05/15/48	USD	325	$311,090
Series 2020-SDAL, Class E, (1 mo. LIBOR US + 2.74%), 2.85%, 02/15/37(b)		150	144,434

			14,436,450

Total Non-Agency Mortgage-Backed Securities — 18.2%
(Cost: $23,576,021)			23,430,906

Preferred Securities

Capital Trusts — 8.2%(a)

Automobiles — 0.2%
Volkswagen International Finance NV, 3.88%(g)(j)	EUR	200	247,111

Banks — 3.2%
ABN AMRO Bank NV, 4.75%(g)(j)		200	246,536
AIB Group PLC, 6.25%(g)(j)		400	503,786
Banco Mercantil del Norte SA(b)(j)
5.88%	USD	200	198,625
6.75%(f)		300	310,650
Bank of East Asia Ltd., 5.88%(g)(j)		250	260,437
BAWAG Group AG, 5.00%(g)(j)	EUR	200	237,377
BBVA Bancomer SA, 5.13%, 01/18/33(f)(g)	USD	250	256,688
Burgan Bank SAK, 5.75%(g)(j)		200	200,475
CaixaBank SA, 6.38%(g)(j)	EUR	200	245,347
Erste Group Bank AG, Series PERP, 4.25%(g)(j)		200	238,231
Intesa Sanpaolo SpA, 7.75%(g)(j)		400	551,603
KBC Group NV, 4.25%(g)(j)		200	239,648
Nordea Bank Abp, 3.50%(g)(j)		200	235,669
Rizal Commercial Banking Corp., 6.50%(g)(j)	USD	200	203,600
TMBThanachart Bank PCL, 4.90%(g)(j)		200	201,475

			4,130,147

Building Materials — 0.1%
Cemex SAB de CV, 5.13%(b)(f)(j)		200	207,000

Chemicals — 0.2%
Solvay SA, 2.50%(g)(j)	EUR	200	231,924

Diversified Financial Services(j) — 1.8%
Banco Santander SA(g)
3.63%		200	211,464
6.75%		200	232,538
Barclays PLC, 6.13%	USD	200	216,420
Credit Agricole SA, 4.00%(g)	EUR	200	246,770
Credit Suisse Group AG(b)(f)
6.38%	USD	350	377,230
6.25%		200	213,000
HSBC Holdings PLC, 6.00%(f)		350	376,687
UBS Group AG, 7.00%(b)		200	215,650
UniCredit SpA, 6.63%(g)	EUR	200	240,793

			2,330,552

Diversified Telecommunication Services — 0.6%
British Telecommunications PLC, 4.25%, 11/23/81(b)	USD	200	200,750

Security	Par (000)		Value

Diversified Telecommunication Services (continued)
Telefonica Europe BV(g)(j) 4.38%	EUR	200	$244,493
2.38%		300	325,401

			770,644

Electric Utilities — 0.2%
Iberdrola International BV, 1.83%(g)(j)		200	225,983

Insurance(g)(j) — 0.3%
Allianz SE, 3.20%	USD	200	192,000
BUPA Finance PLC, 4.00%	GBP	200	259,922

			451,922

Internet & Direct Marketing Retail — 0.2%
Rakuten Group, Inc., 4.25%(g)(j)	EUR	200	223,829

Media — 0.1%
SES SA, 2.88%(g)(j)		100	113,992

Oil, Gas & Consumable Fuels(g)(j) — 0.3%
Eni SpA, Series NC9, 2.75%		200	227,402
Repsol International Finance BV, 4.25%		100	123,100

			350,502

Real Estate Management & Development — 0.1%
NWD Finance BVI Ltd., 4.13%(g)(j)	USD	200	196,500

Tobacco(g)(j) — 0.2%
British American Tobacco PLC
Series 5.25, 3.00%	EUR	100	111,621
Series NC8, 3.75%		100	111,317

			222,938

Utilities(g)(j) — 0.4%
Electricite de France SA 3.00%		200	233,962
3.38%		200	235,100

			469,062

Wireless Telecommunication Services — 0.3%
Vodafone Group PLC 4.13%, 06/04/81(f)	USD	300	296,988
4.20%, 10/03/78(g)	EUR	100	125,149

			422,137

Total Capital Trusts — 8.2%			10,594,243

Total Preferred Securities — 8.2% (Cost: $10,608,682)			10,594,243

46	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Sponsored Agency Securities

Commercial Mortgage-Backed Securities(a)(b) — 0.9%
FREMF Mortgage Trust
Series 2017-KGX1, Class BFX, 3.59%, 10/25/27	USD 130	$132,879
Series 2019-K99, Class C, 3.65%, 10/25/52	1,000	1,043,643

		1,176,522

Total U.S. Government Sponsored Agency Securities — 0.9% (Cost: $1,124,015)		1,176,522

Total Long-Term Investments — 127.1% (Cost: $165,718,994)		163,104,215

	Shares

Short-Term Securities

Money Market Funds — 3.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%(n)(o)	4,817,225	4,817,225

Total Short-Term Securities — 3.8% (Cost: $4,817,225)		4,817,225

Options Purchased — 0.0% (Cost: $73,678)		55,020

Total Investments Before Options Written — 130.9%
(Cost: $170,609,897)		167,976,460

Options Written — (0.0)%
(Premiums Received: $(14,840))		(3,710)

Total Investments, Net of Options Written — 130.9% (Cost: $170,595,057)		167,972,750
Liabilities in Excess of Other Assets — (30.9)%		(39,639,574)

Net Assets — 100.0%		$128,333,176

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Rounds to less than 1,000.
(e)	Non-income producing security.
(f)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(g)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(h)	Issuer filed for bankruptcy and/or is in default.
(i)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(j)	Perpetual security with no stated maturity date.
(k)	When-issued security.
(l)	Zero-coupon bond.
(m)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(n)	Affiliate of the Trust.
(o)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/21	Shares Held at 12/31/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$2,613,036	$2,204,189	(a)	$—	$—	$—	$4,817,225	4,817,225	$447	$—
iShares iBoxx $ High Yield Corporate Bond ETF	2,815,862	—		—	—	(9,354)	2,806,508	32,255	112,805	—

					$—	$(9,354)	$7,623,733		$113,252	$—

(a)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) December 31, 2021	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Reverse Repurchase Agreements

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)
BNP Paribas S.A.	0.30	%(b)	06/02/21	Open		$648,723	$649,956	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	06/02/21	Open		226,780	227,381	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/02/21	Open		94,223	94,535	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/02/21	Open		577,972	579,901	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/02/21	Open		518,032	519,761	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/02/21	Open		191,500	192,135	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/02/21	Open		41,745	41,883	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/02/21	Open		67,550	67,774	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/02/21	Open		594,367	596,337	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/02/21	Open		91,080	91,382	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/02/21	Open		44,434	44,586	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/02/21	Open		170,933	171,512	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/02/21	Open		704,062	706,757	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/02/21	Open		189,810	190,537	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/02/21	Open		209,760	210,563	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/02/21	Open		19,025	19,098	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/02/21	Open		239,632	240,550	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/02/21	Open		27,690	27,796	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/02/21	Open		33,381	33,509	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/02/21	Open		51,638	51,835	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/02/21	Open		17,124	17,189	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/02/21	Open		21,103	21,183	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/02/21	Open		21,390	21,472	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/02/21	Open		133,961	134,474	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/02/21	Open		50,063	50,258	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/02/21	Open		28,058	28,165	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/02/21	Open		30,186	30,302	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/02/21	Open		27,788	27,894	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/02/21	Open		35,613	35,749	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/02/21	Open		19,451	19,526	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	06/02/21	Open		209,028	209,865	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.70	(b)	06/02/21	Open		140,525	141,104	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	06/03/21	Open		215,000	215,567	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.58	(b)	06/03/21	Open		288,794	289,775	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		191,362	192,091	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		216,677	217,503	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		188,000	188,716	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		246,875	247,816	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		189,500	190,222	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		173,500	174,161	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		156,750	157,347	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		154,000	154,587	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		189,250	189,971	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		159,600	160,208	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.70	(b)	06/03/21	Open		288,917	290,103	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	06/03/21	Open		65,000	65,286	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	06/03/21	Open		180,750	181,545	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	06/03/21	Open		328,927	330,373	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.85	(b)	06/07/21	Open		125,450	126,066	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	06/08/21	Open		220,937	221,317	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.45	(b)	06/08/21	Open		228,166	228,754	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.45	(b)	06/08/21	Open		237,385	237,996	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.45	(b)	06/08/21	Open		272,640	273,342	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.45	(b)	06/08/21	Open		177,500	177,957	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		351,932	352,939	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		330,300	331,245	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		152,725	153,162	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.50	(b)	06/08/21	Open		184,317	184,844	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.35	(b)	06/09/21	Open		325,500	326,149	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.35	(b)	06/09/21	Open		258,169	258,683	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.40	(b)	06/09/21	Open		178,750	179,157	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.45	(b)	06/09/21	Open		202,000	202,518	Corporate Bonds	Open/Demand

48	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)
Barclays Capital, Inc.	0.50	%(b)	06/09/21	Open		$77,648	$77,869	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/09/21	Open		164,243	164,710	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/09/21	Open		23,270	23,336	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/09/21	Open		45,120	45,248	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/09/21	Open		16,605	16,652	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/09/21	Open		23,660	23,727	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/09/21	Open		201,690	202,264	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/09/21	Open		12,218	12,252	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/09/21	Open		37,275	37,381	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/09/21	Open		15,258	15,301	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/09/21	Open		458,437	459,743	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/09/21	Open		31,195	31,284	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/09/21	Open		33,013	33,106	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/09/21	Open		13,680	13,719	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/09/21	Open		180,420	180,934	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/09/21	Open		33,208	33,302	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.55	(b)	06/09/21	Open		152,513	152,993	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.55	(b)	06/09/21	Open		289,500	290,407	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.55	(b)	06/09/21	Open		169,500	170,031	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.55	(b)	06/09/21	Open		228,597	229,313	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.30	(b)	06/11/21	Open		185,750	186,061	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.35	(b)	06/11/21	Open		534,631	535,676	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.40	(b)	06/11/21	Open		188,728	189,150	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/11/21	Open		67,558	67,746	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/11/21	Open		172,500	172,982	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/11/21	Open		331,862	332,789	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/11/21	Open		362,500	363,512	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/11/21	Open		183,500	184,012	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/11/21	Open		240,187	240,858	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/11/21	Open		562,672	564,243	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/11/21	Open		181,250	181,756	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.55	(b)	06/11/21	Open		175,500	176,039	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.55	(b)	06/11/21	Open		255,375	256,159	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.55	(b)	06/11/21	Open		337,500	338,536	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.55	(b)	06/11/21	Open		318,649	319,627	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.55	(b)	06/11/21	Open		473,200	474,653	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.55	(b)	06/11/21	Open		182,000	182,559	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.55	(b)	06/11/21	Open		215,682	216,345	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/11/21	Open		469,262	469,996	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.45	(b)	06/29/21	Open		166,750	167,136	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.45	(b)	06/29/21	Open		188,500	188,936	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.45	(b)	06/29/21	Open		142,213	142,541	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		285,106	285,839	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		348,000	348,894	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		28,178	28,250	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		105,900	106,172	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.55	(b)	06/29/21	Open		178,500	179,004	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.55	(b)	06/29/21	Open		148,500	148,920	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.55	(b)	06/29/21	Open		183,750	184,269	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.55	(b)	06/29/21	Open		185,750	186,275	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.55	(b)	06/29/21	Open		231,875	232,530	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.55	(b)	06/29/21	Open		207,297	207,882	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.55	(b)	06/29/21	Open		180,000	180,509	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.60	(b)	06/29/21	Open		247,569	248,332	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.65	(b)	06/29/21	Open		181,148	181,753	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.65	(b)	06/29/21	Open		286,500	287,457	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.50	(b)	07/09/21	Open		181,641	182,085	Capital Trusts	Open/Demand
BNP Paribas S.A.	0.45	(b)	07/15/21	Open		173,586	173,954	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.47	(b)	07/15/21	Open		447,427	448,421	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.47	(b)	07/15/21	Open		177,500	177,894	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	07/15/21	Open		241,875	242,275	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.30	(b)	07/16/21	Open		122,381	122,551	Corporate Bonds	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) December 31, 2021	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)
Barclays Capital, Inc.	0.30	%(b)	07/16/21	Open		$94,500	$94,631	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.35	(b)	07/16/21	Open		191,719	192,028	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.40	(b)	07/16/21	Open		208,060	208,444	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/16/21	Open		460,635	461,697	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/16/21	Open		10,384	10,408	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/16/21	Open		523,320	524,527	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/16/21	Open		8,100	8,119	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/16/21	Open		540,646	541,893	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/16/21	Open		650,520	652,020	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/16/21	Open		14,896	14,931	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/16/21	Open		13,366	13,397	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/16/21	Open		351,312	352,122	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/16/21	Open		402,840	403,769	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/16/21	Open		12,188	12,216	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/16/21	Open		12,200	12,228	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/16/21	Open		843,165	845,118	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/16/21	Open		10,815	10,840	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/16/21	Open		7,800	7,818	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/16/21	Open		600,600	601,985	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/16/21	Open		17,871	17,912	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/16/21	Open		9,945	9,968	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/16/21	Open		10,005	10,028	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/16/21	Open		14,040	14,072	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/16/21	Open		13,876	13,908	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/16/21	Open		13,080	13,110	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/16/21	Open		13,040	13,070	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/16/21	Open		164,145	164,523	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/16/21	Open		288,300	288,965	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/16/21	Open		325,937	326,689	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/16/21	Open		13,685	13,717	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.60	(b)	07/16/21	Open		552,000	553,527	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.65	(b)	07/16/21	Open		437,000	438,310	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.65	(b)	07/16/21	Open		359,000	360,076	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.65	(b)	07/16/21	Open		562,005	563,689	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.32	(b)	07/16/21	Open		198,750	199,043	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.49	(b)	07/16/21	Open		224,750	225,258	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	0.49	(b)	07/16/21	Open		215,000	215,486	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	0.68	(b)	07/16/21	Open		174,500	175,047	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.85	(b)	07/16/21	Open		262,461	263,490	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	0.85	(b)	07/16/21	Open		338,276	339,602	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	07/16/21	Open		201,785	202,203	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	07/16/21	Open		199,800	200,215	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	07/16/21	Open		208,059	208,491	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	07/16/21	Open		184,863	185,246	Foreign Agency Obligations	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/16/21	Open		380,250	380,951	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/16/21	Open		364,080	364,752	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/16/21	Open		615,994	617,130	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/16/21	Open		303,139	303,698	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/16/21	Open		236,857	237,294	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/16/21	Open		398,701	399,437	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/16/21	Open		193,480	193,837	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/16/21	Open		463,444	464,299	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/16/21	Open		391,806	392,529	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/16/21	Open		254,625	255,095	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/16/21	Open		170,500	170,814	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/16/21	Open		349,732	350,378	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/16/21	Open		255,510	255,981	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/16/21	Open		329,640	330,248	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/16/21	Open		311,355	311,929	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/16/21	Open		270,800	271,299	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/16/21	Open		190,430	190,781	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.25	(b)	07/19/21	Open		177,500	177,297	Corporate Bonds	Open/Demand

50	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)
Credit Suisse Securities (USA) LLC	0.45	%(b)	07/19/21	Open		$120,420	$120,668	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.47	(b)	07/28/21	Open		448,139	449,051	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.25	(b)	09/01/21	Open		281,437	281,676	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.26	(b)	09/01/21	Open		359,625	359,942	Capital Trusts	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	09/01/21	Open		230,055	230,328	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	09/01/21	Open		269,025	269,344	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.50	(b)	09/01/21	Open		142,012	142,253	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.50	(b)	09/23/21	Open		424,235	424,818	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.85	(b)	10/06/21	Open		200,000	200,406	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	10/12/21	Open		126,516	126,673	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.25	(b)	10/19/21	Open		227,272	227,389	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.25	(b)	10/19/21	Open		169,250	169,337	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.25	(b)	10/19/21	Open		171,750	171,838	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	10/19/21	Open		260,887	261,048	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	10/19/21	Open		186,250	186,441	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	10/19/21	Open		253,450	253,710	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.50	(b)	10/19/21	Open		188,250	188,443	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.46	(b)	10/19/21	Open		274,896	275,156	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.00	(b)	12/21/21	Open		114,494	114,459	Corporate Bonds	Open/Demand

						$44,305,647	$44,417,084

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
10-Year U.S. Treasury Note	74	03/22/22	$9,644	$90,230
U.S. Long Bond	7	03/22/22	1,120	14,600
5-Year U.S. Treasury Note	35	03/31/22	4,231	(2,753)

				102,077

Short Contracts
10-Year U.S. Ultra Long Treasury Note	90	03/22/22	13,150	(147,474)
Ultra U.S. Treasury Bond	26	03/22/22	5,098	1,088
2-Year U.S. Treasury Note	26	03/31/22	5,671	9,396

				(136,990)

				$(34,913)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	689,258	AUD	966,000	Morgan Stanley & Co. International PLC	03/16/22	$(13,677)
USD	108,782	CAD	139,000	Morgan Stanley & Co. International PLC	03/16/22	(1,088)
USD	5,442,853	EUR	4,811,234	Deutsche Bank AG	03/16/22	(42,782)
USD	9,422,506	EUR	8,322,000	Morgan Stanley & Co. International PLC	03/16/22	(66,005)
USD	921,281	GBP	697,000	Morgan Stanley & Co. International PLC	03/16/22	(21,857)
USD	953,944	GBP	721,000	UBS AG	03/16/22	(21,669)

						$(167,078)

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) December 31, 2021	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SPDR S&P 500 ETF Trust	33	01/21/22	USD	470.00	USD	1,567	$30,525

Put
iShares iBoxx $ High Yield Corporate Bond ETF	295	01/21/22	USD	84.00	USD	2,567	2,360
iShares iBoxx $ High Yield Corporate Bond ETF	147	01/21/22	USD	82.00	USD	1,279	588

							2,948

							$33,473

OTC Interest Rate Swaptions Purchased

Description	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
30-Year Interest Rate Swap, 07/08/52	3-Month LIBOR, 0.21%	Quarterly	1.55%	Semi-Annual	Deutsche Bank AG	07/06/22	1.55%	USD	345	$10,773
30-Year Interest Rate Swap, 07/08/52	3-Month LIBOR, 0.21%	Quarterly	1.55%	Semi-Annual	Deutsche Bank AG	07/06/22	1.55	USD	345	10,774

										$21,547

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
iShares iBoxx $ High Yield Corporate Bond ETF	295	01/21/22	USD	80.00	USD	2,567	$(885)
iShares iBoxx $ High Yield Corporate Bond ETF	147	01/21/22	USD	78.00	USD	1,279	(441)

							$(1,326)

OTC Interest Rate Swaptions Written

Description	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Put
5-Year Interest Rate Swap, 01/08/27	3-Month LIBOR, 0.21%	Quarterly	1.42%	Semi-Annual	Deutsche Bank AG	01/06/22	1.42%	USD	1,292	$(1,192)
5-Year Interest Rate Swap, 01/08/27	3-Month LIBOR, 0.21%	Quarterly	1.42%	Semi-Annual	Deutsche Bank AG	01/06/22	1.42	USD	1,292	(1,192)

										$(2,384)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.33.V1	5.00%	Quarterly	12/20/24	CC	USD	6,453	$535,633	$(336,324)	$871,957
CDX.NA.HY.34.V9	5.00	Quarterly	06/20/25	CC+	USD	5,336	448,711	(9,884)	458,595

							$984,344	$(346,208)	$1,330,552

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

52	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Centrally Cleared Interest Rate Swaps

Paid by the Trust		Received by the Trust		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
0.52%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A	06/21/24	USD	2,250	$29,647	$22	$29,625
1.54%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A	05/28/31	USD	88	83	2	81
1.97%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A	05/30/51	USD	42	(2,449)	1	(2,450)

								$27,281	$25	$27,256

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9	3.00%	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R	USD	5,000	$(466,076)	$(7,783)	$(458,293)
CMBX.NA.9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R	USD	5,000	(466,076)	(19,954)	(446,122)

								$(932,152)	$(27,737)	$(904,415)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$25	$(346,208)	$1,360,258	$(2,450)	$—
OTC Swaps	—	(27,737)	—	(904,415)	—
Options Written	N/A	N/A	11,130	—	(3,710)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$115,314	$—	$115,314
Options purchased
Investments at value — unaffiliated(b)	—	—	33,473	—	21,547	—	55,020
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	1,330,552	—	—	29,706	—	1,360,258

	$—	$1,330,552	$33,473	$—	$166,567	$—	$1,530,592

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$150,227	$—	$150,227
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange Contracts	—	—	—	167,078	—	—	167,078
Options written
Options written at value	—	—	1,326	—	2,384	—	3,710

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) December 31, 2021	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	$—	$—	$—	$—	$2,450	$—	$2,450
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	932,152	—	—	—	—	932,152

	$—	$932,152	$1,326	$167,078	$155,061	$—	$1,255,617

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the period ended December 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(1,072,791)	$—	$(1,072,791)
Forward foreign currency exchange contracts	—	—	—	884,465	—	—	884,465
Options purchased(a)	—	(30,925)	(659,746)	(54,036)	(177,205)	—	(921,912)
Options written	—	16,058	283,187	—	60,775	—	360,020
Swaps	—	1,009,611	—	—	463	—	1,010,074

	$—	$994,744	$(376,559)	$830,429	$(1,188,758)	$—	$259,856

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$35,756	$—	$35,756
Forward foreign currency exchange contracts	—	—	—	258,329	—	—	258,329
Opti ons purchased(b)	—	—	68,509	42,636	60,980	—	172,125
Options written	—	—	(21,451)	—	(13,500)	—	(34,951)
Swaps	—	6,975	—	—	27,256	—	34,231

	$—	$6,975	$47,058	$300,965	$110,492	$—	$465,490

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$9,134,730
Average notional value of contracts — short	$23,148,129
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$18,302,384
Average amounts sold — in USD	$1,198,450
Options:
Average value of option contracts purchased	$101,214
Average value of option contracts written	$43,956
Average notional value of swaption contracts purchased	$1,633,888
Average notional value of swaption contracts written	$2,162,351
Credit default swaps:
Average notional value — sell protection	$21,788,500
Interest rate swaps:
Average notional value — pays fixed rate	$1,785,008
Average notional value — receives fixed rate	$—	(a)

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

54	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T TO S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments
Futures contracts	$6,063		$20,613
Forward foreign currency exchange contracts	—		167,078
Options	55,020	(a)	3,710
Swaps — centrally cleared	14,868		—
Swaps — OTC(b)	—		932,152

Total derivative assets and liabilities in the Statements of Assets and Liabilities	75,951		1,123,553

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(54,404)		(21,939)

Total derivative assets and liabilities subject to an MNA	$21,547		$1,101,614

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Deutsche Bank AG	$21,547	$(21,547)		$—	$—	$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities	(c)
Deutsche Bank AG	$45,166	$(21,547)		$—	$—	$23,619
Morgan Stanley & Co. International PLC	1,034,779	—		—	(1,034,779)	—
UBS AG	21,669	—		—	—	21,669

	$1,101,614	$(21,547)		$—	$(1,034,779)	$45,288

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(c)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$27,356,829	$65,038	$27,421,867
Common Stocks	469,210	—	—	469,210
Corporate Bonds	—	74,678,505	1,005,613	75,684,118
Floating Rate Loan Interests	—	9,139,935	3,280,642	12,420,577
Foreign Agency Obligations	—	9,100,264	—	9,100,264
Investment Companies	2,806,508	—	—	2,806,508
Non-Agency Mortgage-Backed Securities	—	22,643,918	786,988	23,430,906

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) December 31, 2021	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Preferred Securities
Capital Trusts	$—	$10,594,243	$—	$10,594,243
U.S. Government Sponsored Agency Securities	—	1,176,522	—	1,176,522
Short-Term Securities
Money Market Funds	4,817,225	—	—	4,817,225
Options Purchased
Equity Contracts	33,473	—	—	33,473
Interest Rate Contracts	—	21,547	—	21,547
Unfunded Floating Rate Loan Interests(a)	—	558	—	558

	$8,126,416	$154,712,321	$5,138,281	$167,977,018

Derivative Financial Instruments(b)
Assets
Credit Contracts	$—	$1,330,552	$—	$1,330,552
Interest Rate Contracts	115,314	29,706	—	145,020
Liabilities
Credit Contracts	—	(904,415)	—	(904,415)
Equity Contracts	(1,326)	—	—	(1,326)
Foreign Currency Exchange Contracts	—	(167,078)	—	(167,078)
Interest Rate Contracts	(150,227)	(4,834)	—	(155,061)

	$(36,239)	$283,931	$—	$247,692

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $44,417,084 are categorized as Level 2 within the fair value hierarchy.

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Total
Assets
Opening balance, as of December 31, 2020	$357,078	$536,285	$14,790,968	$1,844,977	$17,529,308
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Other(a)	(242,429)	242,429	—	—	—
Accrued discounts/premiums	—	—	16,601	12,247	28,848
Net realized gain (loss)	—	28,482	803,781	(95,437)	736,826
Net change in unrealized appreciation (depreciation)(b)(c)	(49,611)	135,811	(506,553)	693,468	273,115
Purchases	—	704,745	2,782,071	853,188	4,340,004
Sales	—	(642,139)	(14,606,226)	(2,521,455)	(17,769,820)

Closing balance, as of December 31, 2021	$65,038	$1,005,613	$3,280,642	$786,988	$5,138,281

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2021(c)	$(49,611)	$27,411	$(7,557)	$(26,644)	$(56,401)

(a)	Certain Level 3 investments were re-classified between Asset Backed Security and Corporate Bond
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2021 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments

56	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T TO S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Multi-Sector Opportunities Trust II (MSO2)

with values based upon unadjusted third-party pricing information in the amount of $919,077. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Corporate Bonds	$1,005,613	Income	Discount Rate	4% - 10%	9%

Floating Rate Loan Interests	3,213,591	Income	Discount Rate	10% - 11%	10%

	$4,219,204

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	57

Statements of Assets and Liabilities

December 31, 2021

	BlackRock Multi-Sector Opportunities Trust	BlackRock Multi-Sector Opportunities Trust II

ASSETS
Investments, at value — unaffiliated(a)	$363,108,295	$160,352,727
Investments, at value — affiliated(b)	26,786,056	7,623,733
Cash	167,445	—
Cash pledged:
Collateral — reverse repurchase agreements	2,690,000	1,226,000
Collateral — OTC derivatives	3,362,000	1,130,000
Futures contracts	766,000	299,000
Centrally cleared swaps	1,951,000	784,000
Foreign currency, at value(c)	604,779	105,548
Receivables:
Investments sold	1,038,009	1,813,952
Reverse repurchase agreements	300,107	—
Dividends — affiliated	123	18
Interest — unaffiliated	4,171,808	1,826,289
From affiliate	1,797	—
Variation margin on futures contracts	15,000	6,063
Variation margin on centrally cleared swaps	37,057	14,868
Swap premiums paid	1,298	—
Unrealized appreciation on:
Forward foreign currency exchange contracts	196,091	—
OTC swaps	491,669	—
Unfunded floating rate loan interests	—	558
Prepaid expenses	2,657	1,068

Total assets	405,691,191	175,183,824

LIABILITIES
Options written, at value(d)	10,505	3,710
Reverse repurchase agreements, at value	81,697,067	44,417,084
Payables:
Investments purchased	1,456,735	526,255
Reverse repurchase agreements	945,856	405,829
Accounting services fees	24,231	13,803
Custodian fees	23,952	11,550
Investment advisory fees	421,536	181,816
Trustees’ and Officer’s fees	1,665	658
Other accrued expenses	78,070	37,241
Principal payups	6,899	19,838
Professional fees	93,619	77,826
Distribution fees	—	31,002
Transfer agent fees	15,708	4,193
Variation margin on futures contracts	54,865	20,613
Swap premiums received	3,465,223	27,737
Unrealized depreciation on:
Forward foreign currency exchange contracts	439,533	167,078
OTC swaps	332,930	904,415
Other liabilities	38,893	—

Total liabilities	89,107,287	46,850,648

NET ASSETS	$316,583,904	$128,333,176

58	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T TO S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

December 31, 2021

	BlackRock Multi-Sector Opportunities Trust	BlackRock Multi-Sector Opportunities Trust II

NET ASSETS CONSIST OF
Paid-in capital(e)(f)(g)	$370,158,823	$142,895,187
Accumulated loss	(53,574,919)	(14,562,011)

NET ASSETS	$316,583,904	$128,333,176

Net asset value	$84.34	$87.63

(a) Investments, at cost — unaffiliated	$380,645,822	$163,180,052
(b) Investments, at cost — affiliated	$26,566,485	$7,429,845
(c) Foreign currency, at cost	$600,417	$103,778
(d) Premiums received	$39,814	$14,840
(e) Shares outstanding	3,753,774	1,464,567
(f) Shares authorized	Unlimited	Unlimited
(g) Par value	$0.001	$0.001

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	59

Statements of Operations

Year Ended December 31, 2021

	BlackRock Multi-Sector Opportunities Trust	BlackRock Multi-Sector Opportunities Trust II

INVESTMENT INCOME
Dividends — unaffiliated	$130,080	$278,544
Dividends — affiliated	106,319	113,252
Interest — unaffiliated	26,344,358	9,886,084

Total investment income	26,580,757	10,277,880

EXPENSES
Investment advisory	5,527,698	2,330,905
Professional	139,807	116,462
Transfer agent	121,807	14,004
Accounting services	75,157	42,550
Custodian	74,794	36,913
Trustees and Officer	21,301	9,434
Distribution	—	344,956
Miscellaneous	153,522	78,618

Total expenses excluding interest expense	6,114,086	2,973,842
Interest expense	554,540	287,209

Total expenses	6,668,626	3,261,051
Less:
Fees waived and/or reimbursed by the Manager	(37,828)	(36,521)

Total expenses after fees waived and/or reimbursed	6,630,798	3,224,530

Net investment income	19,949,959	7,053,350

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	5,341,776	1,500,672
Forward foreign currency exchange contracts	1,986,578	884,465
Foreign currency transactions	(38,815)	(6,824)
Futures contracts	(3,113,304)	(1,072,791)
Options written	899,259	360,020
Payment by affiliate	1,797	—
Swaps	2,588,046	1,010,074

	7,665,337	2,675,616

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(16,596,291)	(4,857,863)
Investments — affiliated	(8,700)	(9,354)
Forward foreign currency exchange contracts	744,231	258,329
Foreign currency translations	(40,202)	(16,927)
Futures contracts	153,608	35,756
Options written	(81,823)	(34,951)
Swaps	648,970	34,231
Unfunded floating rate loan interests	—	558

	(15,180,207)	(4,590,221)

Net realized and unrealized loss	(7,514,870)	(1,914,605)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,435,089	$5,138,745

See notes to financial statements.

60	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T TO S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Multi-Sector Opportunities Trust		BlackRock Multi-Sector Opportunities Trust II
	Year Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$19,949,959	$22,860,364	$7,053,350	$7,441,451
Net realized gain (loss)	7,665,337	(26,785,229)	2,675,616	(11,761,456)
Net change in unrealized appreciation (depreciation)	(15,180,207)	(12,767,246)	(4,590,221)	(1,168,377)

Net increase (decrease) in net assets resulting from operations	12,435,089	(16,692,111)	5,138,745	(5,488,382)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(24,880,519)	(24,573,452)	(9,296,750)	(8,099,658)
Return of capital	—	(5,438,560)	(108,369)	(3,291,237)

Decrease in net assets resulting from distributions to shareholders	(24,880,519)	(30,012,012)	(9,405,119)	(11,390,895)

CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions	3,875,358	4,954,746	4,434,742	5,245,281
Repurchase of shares resulting from tender offers	(35,196,527)	(28,822,439)	(13,991,330)	(6,907,124)

Net decrease in net assets derived from capital share transactions	(31,321,169)	(23,867,693)	(9,556,588)	(1,661,843)

NET ASSETS
Total decrease in net assets	(43,766,599)	(70,571,816)	(13,822,962)	(18,541,120)
Beginning of period	360,350,503	430,922,319	142,156,138	160,697,258

End of period	$316,583,904	$360,350,503	$128,333,176	$142,156,138

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	61

Statements of Cash Flows

Year Ended December 31, 2021

	BlackRock Multi-Sector Opportunities Trust	BlackRock Multi-Sector Opportunities Trust II

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$12,435,089	$5,138,745
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Proceeds from sales of long-term investments and principal paydowns/payups	229,602,008	92,107,715
Purchases of long-term investments	(147,009,963)	(71,685,388)
Net purchases of short-term securities	(22,560,981)	(4,100,011)
Amortization of premium and accretion of discount on investments and other fees	(147,083)	54,427
Paid-in-kind income	(133,390)	(53,546)
Premiums paid on closing options written	(626,958)	(247,681)
Premiums received from options written	1,407,749	557,114
Net realized gain on investments and options written	(6,242,832)	(1,860,692)
Net unrealized depreciation on investments, options written, swaps, foreign currency translations and unfunded floating rate loan interests	15,109,846	4,394,908

(Increase) Decrease in Assets
Receivables
Dividends — affiliated	176	66
From the Manager	(1,797)	—
Interest — unaffiliated	1,317,779	282,011
Variation margin on futures contracts	74,750	26,000
Variation margin on centrally cleared swaps	10,137	3,080
Swap premiums paid	423	—
Prepaid expenses	645	231
Other assets	327,273	—

Increase (Decrease) in Liabilities
Collateral — reverse repurchase agreements	(4,843,329)	(2,410,241)
Payables
Accounting services fees	(49,648)	(21,381)
Custodian fees	(13,466)	11,550
Interest expense	(98,378)	(39,961)
Investment advisory fees	(66,595)	(16,738)
Trustees’ and Officer’s fees	702	325
Other accrued expenses	60,548	9,649
Professional fees	25,628	9,368
Distribution fees	—	(2,697)
Transfer agent fees	12,623	4,193
Variation margin on futures contracts	40,654	17,217
Swap premiums received	7,375	(494)
Other liabilities	38,893	—

Net cash provided by operating activities	78,677,878	22,177,769

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(21,005,161)	(4,970,377)
Net payments on redemption of capital shares	(35,196,527)	(13,991,330)
Decrease in bank overdraft	—	(23,110)
Net borrowing of reverse repurchase agreements	(24,314,567)	(3,680,166)

Net cash used for financing activities	(80,516,255)	(22,664,983)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	(14,745)	(6,270)

62	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows  (continued)

Year Ended December 31, 2021

	BlackRock Multi-Sector Opportunities Trust	BlackRock Multi-Sector Opportunities Trust II

CASH AND FOREIGN CURRENCY
Net decrease in restricted and unrestricted cash and foreign currency	$(1,853,122)	$(493,484)
Restricted and unrestricted cash and foreign currency at beginning of year	11,394,346	4,038,032

Restricted and unrestricted cash and foreign currency at end of year	$9,541,224	$3,544,548

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$652,918	$327,170

NON-CASH FINANCING ACTIVITIES
Reinvestment of distributions	$3,875,358	$4,434,742

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$167,445	$—
Cash pledged
Collateral — reverse repurchase agreements	2,690,000	1,226,000
Collateral — OTC derivatives	3,362,000	1,130,000
Futures contracts	766,000	299,000
Centrally cleared swaps	1,951,000	784,000
Foreign currency at value	604,779	105,548

	$9,541,224	$3,544,548

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	63

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Multi-Sector Opportunities Trust
	Year Ended December 31,			Period from 02/23/18 to 12/31/18	(a)
	2021	2020	2019

Net asset value, beginning of period	$87.75	$98.42	$90.55	$100.00

Net investment income(b)	5.09	5.41	5.99	4.29
Net realized and unrealized gain (loss)	(2.06)	(8.93)	9.38	(8.11)

Net increase (decrease) from investment operations	3.03	(3.52)	15.37	(3.82)

Distributions(c)
From net investment income	(6.44)	(5.86)	(7.32)	(4.19)
From net realized gain	—	—	(0.18)	(1.44)
Return of capital	—	(1.29)	—	—

Total distributions	(6.44)	(7.15)	(7.50)	(5.63)

Net asset value, end of period	$84.34	$87.75	$98.42	$90.55

Total Return(d)
Based on net asset value	3.40%	(2.50)%	17.35%	(3.95	)%(e)(f)

Ratios to Average Net Assets(g)
Total expenses	1.93%	2.29%	2.67%	1.78	%(h)(i)

Total expenses after fees waived and/or reimbursed	1.92%	2.28%	2.67%	1.77	%(h)

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs	1.76%	1.83%	1.75%	1.50	%(h)

Net investment income	5.77%	6.42%	6.20%	5.23	%(h)

Supplemental Data
Net assets, end of period (000)	$316,584	$360,351	$430,922	$421,764

Borrowings outstanding, end of period (000)	$81,697	$106,756	$160,085	$117,177

Portfolio turnover rate	34%	31%	47%	57%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes proceeds received from a settlement of litigation, which had no impact on the Trust’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the expense ratio would have been 1.78%.

See notes to financial statements.

64	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Multi-Sector Opportunities Trust II
	Year Ended December 31,		Period from 04/16/19 to 12/31/19	(a)
	2021	2020

Net asset value, beginning of period	$90.65	$101.48	$100.00

Net investment income(b)	4.68	4.68	3.07
Net realized and unrealized gain (loss)	(1.39)	(8.31)	2.84

Net increase (decrease) from investment operations	3.29	(3.63)	5.91

Distributions(c)
From net investment income	(6.24)	(5.13)	(3.69)
From net realized gain	—	—	(0.18)
Return of capital	(0.07)	(2.07)	(0.56)

Total distributions	(6.31)	(7.20)	(4.43)

Net asset value, end of period	$87.63	$90.65	$101.48

Total Return(d)
Based on net asset value	3.61%	(2.45)%	5.99	%(e)

Ratios to Average Net Assets(f)
Total expenses	2.36%	2.63%	2.07	%(g)(h)

Total expenses after fees waived and/or reimbursed	2.34%	2.60%	2.04	%(g)

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs	2.13%	2.11%	1.77	%(g)

Net investment income	5.11%	5.41%	4.30	%(g)

Supplemental Data
Net assets, end of period (000)	$128,333	$142,156	$160,697

Borrowings outstanding, end of period (000)	$44,417	$48,543	$55,798

Portfolio turnover rate	39%	39%	29%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the expense ratio would have been 2.09%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	65

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Multi-Sector Opportunities Trust	MSO	Delaware	Diversified*
BlackRock Multi-Sector Opportunities Trust II	MSO2	Delaware	Non-diversified

*	The Trust’s classification changed from non-diversified to diversified during the reporting period.

The Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end non-index fixed-income funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Trusts are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Trust does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investments or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

66	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Trust determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Trusts use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available

N O T E S T O F I N A N C I A L S T A T E M E N T S	67

Notes to Financial Statements  (continued)

factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third-party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third-Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

68	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

N O T E S T O F I N A N C I A L S T A T E M E N T S	69

Notes to Financial Statements  (continued)

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Trusts may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the Trusts had the following unfunded floating rate loan interests:

Trust Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
MSO2	Intelsat Jackson Holdings SA	$68,352	$67,687	$68,245	$558

Forward Commitments, When-Issued and Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third-party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the year ended December 31, 2021, the average daily amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Trusts were as follows:

Trust Name	Average Amount Outstanding	Weighted Average Interest Rate
MSO	$96,071,031	0.58%
MSO2	48,510,328	0.59

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

70	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

As of period end, the following table is a summary of the Trusts’ open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Trust Name/Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral Pledged Including Accrued Interest(a)	Cash Collateral Pledged/Received	Net Amount
MSO
Barclays Capital, Inc.	$(37,244,945)	$37,244,945	$—	$ —
BNP Paribas S.A.	(26,790,317)	26,790,317	—	—
Credit Suisse Securities (USA) LLC	(3,580,059)	3,580,059	—	—
RBC Capital Markets LLC	(14,081,746)	14,081,746	—	—

	$(81,697,067)	$81,697,067	$—	$ —

(a)

Collateral with a value of $95,573,568 has been pledged in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

Trust Name/Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral Pledged Including Accrued Interest(a)	Cash Collateral Pledged/Received	Net Amount
MSO2
Barclays Capital, Inc.	$(23,396,820)	$23,396,820	$—	$ —
BNP Paribas S.A.	(13,073,949)	13,073,949	—	—
Credit Suisse Securities (USA) LLC	(1,985,867)	1,985,867	—	—
RBC Capital Markets LLC	(5,960,448)	5,960,448	—	—

	$(44,417,084)	$44,417,084	$—	$ —

(a)

Collateral with a value of $50,565,204 has been pledged in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the

N O T E S T O F I N A N C I A L S T A T E M E N T S	71

Notes to Financial Statements  (continued)

value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Trust.

Options: The Trusts may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — The Trusts may purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Trusts’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trusts and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Trusts’ counterparty on the swap. Each Trust is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, each Trust is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, each Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trusts will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

72	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from the counterparties are not fully collateralized, each Trust bears the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Trust bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust pays the Manager a monthly fee at an annual rate equal to 1.25% of the average daily value of each Trust’s managed assets. For purposes of calculating these fees, “managed assets” are determined as total assets of each Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

With respect to each Trust, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BIL and BSL for services they provide for that portion of each Trust for which BIL and BSL, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Trust to the Manager.

Service and Distribution Fees: MSO2 entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Agreement, MSO2 pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the month-end net assets of the common shares of MSO2.

N O T E S T O F I N A N C I A L S T A T E M E N T S	73

Notes to Financial Statements  (continued)

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing to the Trusts. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

Expense Waivers: With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2021, the amounts waived were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager
MSO	$5,125
MSO2	1,361

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2021, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager
MSO	$32,703
MSO2	35,160

Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: During the year ended December 31, 2021, Trust recorded a reimbursement of $1,797 from an affiliate, which is included in payments from affiliates in the Statements of Operations, related to an operating event.

The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2021, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Trust Name	Purchases	Sales	Net Realized Gain (Loss)
MSO	$233,586	$21,437	$1,625
MSO2	384,621	11,612	880

7.	PURCHASES AND SALES

For the year ended December 31, 2021, purchases and sales of investments, including paydowns/payups and excluding short-term investments, were as follows:

Trust Name	Purchases	Sales
MSO	$144,518,126	$219,513,021
MSO2	70,566,224	93,392,921

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of December 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

74	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

Trust Name	Year Ended 12/31/21	Year Ended 12/31/20
MSO
Ordinary income	$24,880,519	$24,573,452
Return of capital	—	5,438,560

	$24,880,519	$30,012,012

MSO2
Ordinary income	$9,296,750	$8,099,658
Return of capital	108,369	3,291,237

	$9,405,119	$11,390,895

As of December 31, 2021, the tax components of accumulated earnings (loss) were as follows:

Trust Name	Undistributed Ordinary Income	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
MSO	$263,402	$(36,774,116)	$(17,064,205)	$(53,574,919)
MSO2	—	(11,552,669)	(3,009,342)	(14,562,011)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the accounting for swap agreements, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the accrual of income on securities in default, the classification of investments, and amortization methods for premiums on fixed income securities.

During the year ended December 31, 2021, the Trusts listed below utilized the following amounts of their respective capital loss carryforward:

Trust Name	Amounts
MSO	$1,670,763
MSO2	87,000

As of December 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSO	$408,015,369	$14,451,698	$(30,492,156)	$(16,040,458)
MSO2	170,927,275	6,327,439	(8,843,752)	(2,516,313)

9.	BANK BORROWINGS

Each Trust is a party to an existing 364-day, $2.25 billion credit agreement with a group of lenders, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”). Under this agreement, the Trusts may borrow to fund shareholder tender offers. Excluding commitments designated for certain individual funds, the Participating Funds, including the Trusts, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed. During the year ended December 31, 2021, the Trusts did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments.

MSO will terminate at the close of business on February 22, 2024; however, the Board may, without shareholder approval, extend the Termination Date by up to one year to a date on or before February 22, 2025. MSO2 will terminate at the close of business on February 28, 2025; however, the Board may, without shareholder approval, extend the Termination Date by up to one year to a date on or before February 28, 2026. Each Trust is not a target term fund and thus does not seek to return its initial public offering price

N O T E S T O F I N A N C I A L S T A T E M E N T S	75

Notes to Financial Statements  (continued)

of $100 per common share upon termination. The final distribution of net assets upon termination may be more than, equal to or less than $100 per common share. Because each Trust does not list its common shares on any securities exchange, an investment in the Trust, unlike an investment in a traditional listed closed-end fund, should be considered illiquid.

The Trusts may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trusts may not be able to readily dispose of such investments at prices that approximate those at which the Trusts could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trusts may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet their obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting each Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments. An illiquid investment is any investment that a Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Trust may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests.

The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent each Trust deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Trust’s portfolio are disclosed in its Schedule of Investments.

76	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Certain Trusts invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Trusts invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a Trust concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedules of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates will cease to be published or no longer will be representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Trusts may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Trusts is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Each Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

With respect to MSO, for the year ended December 31, 2021, common shares issued and outstanding had a net decrease of 352,700 as a result of 44,414 shares issued from dividend reinvestment and 397,114 shares repurchased in tender offers. For the year ended December 31, 2020, common shares issued and outstanding had a net decrease of 271,989 as a result of 62,695 shares issued from dividend reinvestment and 334,684 shares repurchased in tender offers.

With respect to MSO2, for the year ended December 31, 2021, common shares issued and outstanding had a net decrease of 103,615 as a result of 49,167 shares issued from dividend reinvestment and 152,782 shares repurchased in tender offers. For the year ended December 31, 2020, common shares issued and outstanding had a net decrease of 15,345 as a result of 65,035 shares issued from dividend reinvestment and 80,380 shares repurchased in tender offers.

Each Trust intends, but is not obligated, to conduct quarterly tender offers for up to 2.5% of the common shares then outstanding in the sole discretion of its Board until it adopts a plan of liquidation. In a tender offer, each Trust repurchases outstanding common shares at its NAV on the valuation date for the tender offer. In any given year, the Advisor may or may not recommend to the Board that a Trust conduct tender offers. Accordingly, there may be years in which no tender offer is made. Therefore, common shares will not be redeemable at an investor’s option nor will they be exchangeable for shares of any other trust.

With respect to MSO, tender offers for the periods shown were as follows:

Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
January 8, 2021	February 8, 2021	164,362	4.0%	102,661	2.5%	$89.1600	$9,153,256
April 9, 2021	May 10, 2021	155,811	3.9	100,379	2.5	89.6500	8,998,977
July 9, 2021	August 25, 2021	131,180	3.4	98,133	2.5	89.4600	8,778,977
October 8, 2021	November 9, 2021	109,042	2.9	95,941	2.5	86.1500	8,265,317

	Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares
	January 2, 2020	February 3, 2020	105,714	2.4%	105,714	2.4%
	April 1, 2020	April 30, 2020	62,537	1.5	62,537	1.5
	July 1, 2020	July 31, 2020	61,851	1.5	61,851	1.5
	October 1, 2020	October 30, 2020	169,629	4.1	104,582	2.5

(a)	Date the tender offer period began.

N O T E S T O F I N A N C I A L S T A T E M E N T S	77

Notes to Financial Statements  (continued)

With respect to MSO2, tender offers for the periods shown were as follows:

Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
January 8, 2021	February 8, 2021	262,893	16.8%	39,197	2.5%	$91.9500	$3,604,198
April 9, 2021	May 10, 2021	217,341	14.1	38,513	2.5	92.6100	3,566,673
July 9, 2021	August 25, 2021	205,045	13.5	37,851	2.5	92.3200	3,494,425
October 8, 2021	November 9, 2021	191,535	12.9	37,221	2.5	89.3600	3,326,034

	Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares
	July 9, 2020	August 10, 2020	280,075	17.3%	40,499	2.5%
	October 6, 2020	November 6, 2020	274,660	17.2	39,881	2.5

(a)	Date the tender offer period began.

Tendered share amounts are shown as repurchase of shares resulting from tender offers in the Statements of Changes in Net Assets.

As of year ended December 31, 2021, BlackRock Financial Management, Inc., an affiliate of MSO2, owned 1,223 shares of MSO2.

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

MSO and MSO2 each commenced a quarterly tender offer on January 7, 2022 for up to 5%, an increase from 2.5% in prior quarters, of its issued and outstanding common shares. The expiration date of each tender offer is February 7, 2022, unless otherwise extended.

The results of MSO’s tender offer were as follows:

Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares to be Purchased	Tendered Shares to be Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
January 7, 2022	February 7, 2022	149,010	4.0%	149,010	4.0%	$82.1200	$12,236,701

(a)	Date the tender offer period began.

The results of MSO2’s tender offer were as follows:

Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares to be Purchased	Tendered Shares to be Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
January 7, 2022	February 7, 2022	195,090	13.3%	73,217	5.0%	$85.2000	$6,238,114

(a)	Date the tender offer period began.

78	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Multi-Sector Opportunities Trust and BlackRock Multi-Sector Opportunities Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Multi-Sector Opportunities Trust and BlackRock Multi-Sector Opportunities Trust II (the “Funds”), including the schedules of investments, as of December 31, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2021, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Financial Highlights
BlackRock Multi-Sector Opportunities Trust	For each of the three years in the period ended December 31, 2021 and for the period from February 23, 2018 (commencement of operations) through December 31, 2018
BlackRock Multi-Sector Opportunities Trust II	For the two years in the period ended December 31, 2021 and for the period from April 16, 2019 (commencement of operations) through December 31, 2019

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with custodian, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	79

Important Tax Information  (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2021:

Trust Name	Qualified Dividend Income
MSO	$1,158,524
MSO2	539,518

The Trusts hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended December 31, 2021:

Trust Name	Interest Dividend
MSO	$19,641,003
MSO2	7,205,924

The Trusts hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended December 31, 2021:

Trust Name	Interest Related Dividends
MSO	$10,163,574
MSO2	3,391,454

80	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Investment Objectives, Policies and Risks

Recent Changes

The following information is a summary of certain changes since December 31, 2020. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.

Effective June 1, 2021, BlackRock Multi-Sector Opportunities Trust’s (MSO) classification changed from non-diversified to diversified.

Except as noted above, during each Trust’s most recent fiscal year, there were no material changes in the Trust’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Trust.

Investment Objectives and Policies

BlackRock Multi-Sector Opportunities Trust (MSO)

The Trust’s investment objective is to seek to provide high income and total return. The Trust’s investment objective may be changed by the Board of Trustees of the Trust (the “Board”) without prior shareholder approval.

In accordance with the Trust’s Agreement and Declaration of Trust, the Trust will terminate at the close of business on February 22, 2024, the sixth anniversary of the Trust’s initial public offering (the “Termination Date”). The Board may terminate the Trust, without shareholder approval, prior to the Termination Date. The Board may also, without shareholder approval, extend the Termination Date by up to one year to a date on or before February 22, 2025, the seventh anniversary of the Trust’s initial public offering, which date shall then become the Termination Date.

Under normal conditions, the Trust will invest at least 80% of its total assets in fixed income securities and other financial instruments that pay periodic income. Fixed income securities may be of any type, including those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified reference interest rate or index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Trust may hold securities of any duration or maturity and does not maintain set policies with respect to the average duration or maturity of the Trust’s portfolio. The Trust may invest in U.S. dollar and non-U.S. dollar denominated securities of issuers located anywhere in the world, including issuers located in emerging market countries, and of issuers that operate in any industry. The Trust may invest directly in securities or synthetically through the use of derivatives.

The Trust may invest in a broad range of debt and equity instruments and sectors and strategies to achieve its investment objective, including, but not limited to, second lien or other subordinated or unsecured floating rate and fixed loans or debt, loans and loan participations, including senior secured floating rate and fixed rate loans or debt, whole loans (including whole loan mortgages), bridge loans, convertible securities, debtor-in-possession financing, bank loans, private mortgage loans, non-performing loans, real estate debt, pay-in-kind bonds, asset-backed lending/securities, including asset-backed securities, commercial mortgage-backed securities, residential mortgage-backed securities and leases, collateralized debt obligations, which include collateralized bond obligations, collateralized loan obligations and other similarly structured products, structured notes, global bonds, sovereign debt, U.S. Government and agency securities, municipal securities, post-reorganization/restructured equities, distressed debt (including corporate loans, real estate loans and structured finance), trade claims, equity investments associated with corporate restructurings, equity (both long and short positions), preferred equity, equity-like and debt-like instruments, credit default swaps, credit linked notes and other over-the-counter derivative instruments. In addition, the Trust may invest in mortgage servicing rights (“MSRs”), including the rights to the cash flows payable to the actual mortgage servicer of a pool of mortgage loans to the extent such cash flows do not exceed a reasonable amount of consideration for normal servicing activities (“Normal MSRs”) and the rights to any amount of cash flows in excess of Normal MSRs, as well as other investments related to MSRs. Furthermore, the Trust may invest in the debt and equity (both long and short positions) of issuers involved in the origination of residential or commercial real estate mortgages or other consumer loans, including acquiring all or substantially all of the equity of a mortgage or loan origination business. The Trust may make direct loans and engage in direct lending. The Trust may also invest directly in physical assets, including but not limited to real estate, aviation assets, maritime assets and commodities.

The Trust intends to invest across multiple sectors and employ multiple strategies. BlackRock Advisors, LLC (the “Manager”), BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (collectively with BIL and the Manager, the “Advisors”) have the flexibility to allocate the Trust’s assets across various segments of the securities markets and may focus on particular countries, regions, asset classes and sectors to the exclusion of others at any time and from time to time. One strategy the Trust intends to employ is an opportunistic strategy, which seeks to invest in special situations, including private opportunistic investments, that the Advisors believe present the greatest potential for increased yield and capital appreciation. While any permitted investment could be characterized within this opportunistic portion of the Trust’s strategy based on its individual characteristics, the Trust expects that the following types of investments are most likely to fall within the opportunistic portion of its investment strategy: less liquid investments with a weighted average life of three to five years that, in the Advisors’ view, have a potentially higher return profile than the more liquid portions of the Trust’s portfolio. The Trust may, however, hold assets with a weighted average life longer than five years. While the amount of the Trust’s assets that may be allocated to these opportunistic investments is expected to vary over time, the Advisors currently anticipate allocating approximately 10-40% of the Trust’s assets to these types of investments. The Trust also expects to employ a value investing strategy, which typically involves buying securities that the Advisors believe are currently undervalued by the market and thus have a lower price than their true worth. The Trust’s allocation of its investments across various segments of the securities markets and various countries, regions, asset classes, strategies and sectors may vary significantly over time based on the Advisors’ analysis and judgment.

The Trust intends to limit investments in illiquid securities in the opportunistic portion of its portfolio if, immediately after the investment, the expected aggregate cash flows (e.g., interest and principal) representing the dollar amount (i.e., original capital) invested in such illiquid securities that would be paid beyond the seventh anniversary of the Trust’s initial public offering, as projected by the Manager, would exceed 5% of the Trust’s total assets; provided, however, the Manager may exceed this amount if approved by a majority of the Board (or a designated committee of Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trust). To this end, at the time of making any illiquid investment in the opportunistic portion of the Trust’s portfolio, the Manager will consider the then projected timing and amounts of cash flows anticipated by the Manager to be received by the Trust from such illiquid investment. There is no guarantee, however, that a shareholder’s investment in the Trust will not lose money or that the Trust will not return less over the life of the Trust than such shareholders initial investment. In addition, the Manager’s cash flow projections will depend on modeling, estimates and judgments made by the Manager at the time of investment, concerning a number of factors that are

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	81

Investment Objectives, Policies and Risks  (continued)

Investment Objectives and Policies (continued)

not possible to precisely predict. In the event that any of these models, estimates or judgments turn out to be incorrect, the timing and amount of anticipated cash flows to the Trust may be substantially different from the Manager’s projections at the time of investment. Further, a substantial and unexpected increase in market interest rates or a decline in economic conditions, as well as other factors, may materially adversely affect the accuracy of these projections. There is no limit on the maturity or duration of securities in which the Trust may invest. There is always the risk that substantial portions of Trust assets will not be available for distribution on or before the seventh anniversary of the Trust’s public offering, if at all.

The Trust may also invest in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid investments and investments in which no secondary market is readily available, including those of private companies.

The Trust may invest any amount of its assets in securities of any credit quality, including securities that are rated at the time of investment below investment grade—i.e., “Ba” or “BB” or below by Moody’s Investor’s Service, Inc., S&P Global Ratings or Fitch Ratings, Inc. or securities that are judged to be of comparable quality by the Advisors. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and are commonly referred to as “junk bonds” or “high yield securities.” In the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Trust will apply the higher of the applicable ratings.

The Trust may enter into any type of derivatives transaction. The Trust may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps index products, credit default swaps, total return swaps and interest rate swaps) and may purchase and sell exchange-listed and off-exchange (“over-the-counter” or “OTC”) put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques (collectively, “Strategic Transactions”). The Trust may use Strategic Transactions for hedging purposes or to enhance total return. Additionally, the Trust may enter into any type of Strategic Transaction for the purpose or effect of creating investment leverage to the maximum extent permitted by the SEC and/or SEC staff rules, guidance or positions.

If the Manager determines it to be appropriate or necessary, the Trust may form one or more wholly owned subsidiaries in one or more jurisdictions (each, a “Subsidiary,” and together, the “Subsidiaries”), each of which would be treated as a corporation for U.S. federal income tax purposes. Any Subsidiary will share the same portfolio management team as the Trust. The Trust may invest either directly or indirectly through the Subsidiaries. The Trust may invest an aggregate of up to 25% of its total assets in Subsidiaries. The Trust typically expects to invest indirectly through the Subsidiaries if it believes it is desirable to do so to comply with the requirements for qualification as a RIC under the Code. Any Subsidiary organized in the United States will generally be subject to U.S. federal income tax at corporate rates. The Subsidiaries will not be registered under the 1940 Act and will not be subject to the investor protections of the 1940 Act. The Subsidiaries will be advised or managed by the Manager and have the same investment objective as the Trust. The Manager, however, will not receive an additional management fee for any services provided to any Subsidiary. The Trust will look through any Subsidiaries for purposes of compliance with its investment policies and the applicable provisions of the 1940 Act relating to capital structure, affiliated transactions and custody.

The Trust may also invest in securities of other affiliated and unaffiliated open- or closed-end investment companies, including exchange-traded funds and business development companies, subject to applicable regulatory limits, that invest primarily in securities the types of which the Trust may invest in directly. The Trust will classify its investments in such investment companies for purposes of its investment policies based upon such investment companies’ stated investment objectives, policies and restrictions.

Unless otherwise stated herein, the Trust’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. Unless otherwise expressly stated herein, or otherwise required by applicable law, all percentage and ratings or credit quality limitations stated herein apply only at the time of investment and subsequent changes in percentage (including changes resulting from the Trust having a smaller base of assets after a tender offer), value, ratings downgrades, liquidity profile or changes in credit quality will not result in the Trust being required to dispose of any portfolio security.

Leverage

The Trust will use leverage to seek to achieve its investment objective. The Trust’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage. The Trust may use leverage by investing in reverse repurchase agreements or other derivative instruments with leverage embedded in them, by borrowing funds from banks or other financial institutions and/or by issuing preferred shares.

The Trust may enter into dollar roll transactions.

The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

BlackRock Multi-Sector Opportunities Trust II (MSO II)

The Trust’s investment objective is to seek to provide high income and total return. The Trust’s investment objective may be changed by the Board of Trustees of the Trust (the “Board”) without prior shareholder approval.

In accordance with the Trust’s Agreement and Declaration, the Trust will terminate at the close of business on February 28, 2025 (the “Termination Date”). The Board may terminate the Trust, without shareholder approval, prior to the Termination Date. The Board may also, without shareholder approval, extend the Termination Date by up to one year to a date on or before February 28, 2026, which date shall then become the Termination Date.

Under normal conditions, the Trust will invest at least 80% of its total assets in fixed income securities and other financial instruments that pay periodic income. Fixed income securities may be of any type, including those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified

82	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Investment Objectives, Policies and Risks  (continued)

Investment Objectives and Policies (continued)

reference interest rate or index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Trust may hold securities of any duration or maturity and does not maintain set policies with respect to the average duration or maturity of the Trust’s portfolio. The Trust may invest in U.S. dollar and non-U.S. dollar denominated securities of issuers located anywhere in the world, including issuers located in emerging market countries, and of issuers that operate in any industry. The Trust may invest directly in securities or synthetically through the use of derivatives.

The Trust may invest in a broad range of debt and equity instruments and sectors and strategies to achieve its investment objective, including, but not limited to, second lien or other subordinated or unsecured floating rate and fixed loans or debt, loans and loan participations, including senior secured floating rate and fixed rate loans or debt, whole loans (including whole loan mortgages), bridge loans, convertible securities, debtor-in-possession financing, bank loans, private mortgage loans, non-performing loans, real estate debt, pay-in-kind bonds, asset-backed lending/securities, including asset-backed securities, commercial mortgage-backed securities, residential mortgage-backed securities and leases, collateralized debt obligations, which include collateralized bond obligations, collateralized loan obligations and other similarly structured products, structured notes, global bonds, sovereign debt, U.S. Government and agency securities, municipal securities, post-reorganization/restructured equities, distressed debt (including corporate loans, real estate loans and structured finance), trade claims, equity investments associated with corporate restructurings, equity (both long and short positions), preferred equity, equity-like and debt-like instruments, credit default swaps, credit linked notes and other over-the-counter derivative instruments. In addition, the Trust may invest in mortgage servicing rights (“MSRs”), including the rights to the cash flows payable to the actual mortgage servicer of a pool of mortgage loans to the extent such cash flows do not exceed a reasonable amount of consideration for normal servicing activities (“Normal MSRs”) and the rights to any amount of cash flows in excess of Normal MSRs, as well as other investments related to MSRs. Furthermore, the Trust may invest in the debt and equity (both long and short positions) of issuers involved in the origination of residential or commercial real estate mortgages or other consumer loans, including acquiring all or substantially all of the equity of a mortgage or loan origination business. The Trust may make direct loans and engage in direct lending. The Trust may also invest directly in physical assets, including but not limited to real estate, aviation assets, maritime assets and commodities.

The Trust intends to invest across multiple sectors and employ multiple strategies. BlackRock Advisors, LLC (the “Manager”), BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (collectively with BIL and the Manager, the “Advisors”) have the flexibility to allocate the Trust’s assets across various segments of the securities markets and may focus on particular countries, regions, asset classes and sectors to the exclusion of others at any time and from time to time. One strategy the Trust intends to employ is an opportunistic strategy, which seeks to invest in special situations, including private opportunistic investments, that the Advisors believe present the greatest potential for increased yield and capital appreciation. While any permitted investment could be characterized within this opportunistic portion of the Trust’s strategy based on its individual characteristics, the Trust expects that the following types of investments are most likely to fall within the opportunistic portion of its investment strategy: less liquid investments with a weighted average life of three to five years that, in the Advisors’ view, have a potentially higher return profile than the more liquid portions of the Trust’s portfolio. The Trust may, however, hold assets with a weighted average life longer than five years. While the amount of the Trust’s assets that may be allocated to these opportunistic investments is expected to vary over time, the Advisors currently anticipate allocating approximately 10-40% of the Trust’s assets to these types of investments. The Trust also expects to employ a value investing strategy, which typically involves buying securities that the Advisors believe are currently undervalued by the market and thus have a lower price than their true worth. The Trust’s allocation of its investments across various segments of the securities markets and various countries, regions, asset classes, strategies and sectors may vary significantly over time based on the Advisors’ analysis and judgment.

There is no guarantee that a shareholder’s investment in the Trust will not lose money or that the Trust will not return less over the life of the Trust than such shareholders initial investment. There is no limit on the maturity or duration of securities in which the Trust may invest. There is always the risk that substantial portions of Trust assets will not be available for distribution on or before the seventh anniversary of the public offering, if at all.

The Trust may also invest in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid investments and investments in which no secondary market is readily available, including those of private companies.

The Trust may invest any amount of its assets in securities of any credit quality, including securities that are rated at the time of investment below investment grade—i.e., “Ba” or “BB” or below by Moody’s Investor’s Service, Inc., S&P Global Ratings or Fitch Ratings, Inc. or securities that are judged to be of comparable quality by the Advisors. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and are commonly referred to as “junk bonds” or “high yield securities.” In the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Trust will apply the higher of the applicable ratings.

The Trust may enter into any type of derivatives transaction. The Trust may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps index products, credit default swaps, total return swaps and interest rate swaps) and may purchase and sell exchange-listed and off-exchange (“over-the-counter” or “OTC”) put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques (collectively, “Strategic Transactions”). The Trust may use Strategic Transactions for hedging purposes or to enhance total return. Additionally, the Trust may enter into any type of Strategic Transaction for the purpose or effect of creating investment leverage to the maximum extent permitted by the SEC and/or SEC staff rules, guidance or positions.

If the Manager determines it to be appropriate or necessary, the Trust may form one or more wholly owned subsidiaries in one or more jurisdictions (each a “Subsidiary,” and together, the “Subsidiaries”), each of which would be treated as a corporation for U.S. federal income tax purposes. Any Subsidiary will share the same portfolio management team as the Trust. The Trust may invest either directly or indirectly through the Subsidiaries. The Trust may invest an aggregate of up to 25% of its total assets in Subsidiaries. The Trust typically expects to invest indirectly through the Subsidiaries if it believes it is desirable to do so to comply with the requirements for qualification as a RIC under the Code. Any Subsidiary organized in the United States will generally be subject to U.S. federal income tax at corporate rates. The Subsidiaries will not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and will not be subject to the investor protections of the 1940 Act. The Subsidiaries will be advised or managed by the Manager and have the same investment objective as the Trust. The Manager, however, will not receive an additional management fee for any services provided to any Subsidiary. The Trust will look through any Subsidiaries for purposes of compliance with its investment policies and the applicable provisions of the 1940 Act relating to capital structure, affiliated transactions and custody.

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	83

Investment Objectives, Policies and Risks  (continued)

Investment Objectives and Policies (continued)

The Trust may also invest in securities of other affiliated and unaffiliated open- or closed-end investment companies, including exchange-traded funds (“ETFs”) and business development companies (“BDCs”), subject to applicable regulatory limits, that invest primarily in securities the types of which the Trust may invest in directly. The Trust will classify its investments in such investment companies for purposes of its investment policies based upon such investment companies’ stated investment objectives, policies and restrictions.

Unless otherwise stated herein, the Trust’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. Unless otherwise expressly stated herein, or otherwise required by applicable law, all percentage and ratings or credit quality limitations stated herein apply only at the time of investment and subsequent changes in percentage (including changes resulting from the Trust having a smaller base of assets after a tender offer), value, ratings downgrades, liquidity profile or changes in credit quality will not result in the Trust being required to dispose of any portfolio security.

Leverage

The Trust will use leverage to seek to achieve its investment objective. The Trust’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage. The Trust may use leverage by investing in reverse repurchase agreements or other derivative instruments with leverage embedded in them, by borrowing funds from banks or other financial institutions and/or by issuing preferred shares.

The Trust may enter into dollar roll transactions.

The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

Risk Factors

This section contains a discussion of the general risks of investing in each Trust. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that a Trust will meet its investment objective or that the Trust’s performance will be positive for any period of time. Each risk noted below is applicable to each Trust unless the specific Trust or Trusts are noted in a parenthetical.

Limited Term Risk: The Trust will terminate in accordance with its Agreement and Declaration of Trust. The Trust is not a target term fund and thus does not seek to return its purchase price of $100.00 per common share upon termination. As the assets of the Trust will be liquidated in connection with its termination, the Trust may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Trust to lose money. As the Trust approaches its applicable Termination Date, the Manager may begin liquidating all or a portion of the Trust’s portfolio through opportunistic sales. During this time, the portfolio composition of the Trust may change and the Trust may not achieve its investment objective, comply with the investment guidelines or be able to sustain its historical distribution levels. Rather than reinvesting proceeds received from sales of or payments received in respect of portfolio securities, the Trust may distribute such proceeds in one or more liquidating distributions prior to the final liquidation, which may cause the Trust’s fixed expenses to increase when expressed as a percentage of net assets attributable to common shares, or the Trust may invest the proceeds in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Trust. The final distribution of net assets upon termination may be more than, equal to or less than $100.00 per common share. Because the Trust may adopt a plan of liquidation and make liquidating distributions in advance of the Termination Date, the total value of the Trust’s assets returned to common shareholders upon termination will be impacted by decisions of the Board and the Trust’s management regarding the timing of adopting a plan of liquidation and making liquidating distributions. This may result in common shareholders receiving liquidating distributions with a value more or less than the value that would have been received if the Trust had liquidated all of its assets on the Termination Date, or any other potential target date for liquidating, and distributed the proceeds thereof to common shareholders.

Although it is anticipated that the Trust will have distributed substantially all of its net assets to shareholders as soon as practicable after the Termination Date, securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust. The Manager currently anticipates allocating approximately 10-40% of the Trust’s assets to these types of investments prior to winding down. Although the Manager anticipates that these less liquid investments will have a weighted average life of three to five years, the Trust may hold assets with a weighted average life longer than five years. Securities placed in a liquidating trust may be held for an indefinite period of time, potentially several years or longer, until they can be sold or pay out all of their cash flows. During such time, the shareholders will continue to be exposed to the risks associated with the Trust and the value of their interest in the liquidating trust will fluctuate with the value of the liquidating trust’s remaining assets. Additionally, the tax treatment of the liquidating trust’s assets may differ from the tax treatment applicable to such assets when held by the Trust. To the extent the costs associated with a liquidating trust exceed the value of the remaining securities, the liquidating trust trustees may determine to dispose of the remaining securities in a manner of their choosing. The Trust cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust or how long it will take to sell or otherwise dispose of such securities.

Non-Diversification Risk (MSO II): The Trust is a non-diversified fund. Because the Trust may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.

Investment Risk: An investment in the Trust’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Trust’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Trust should not be treated as a trading vehicle. At any point in time an investment in the Trust’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Trust. During periods in which the Trust may use leverage, the Trust’s investment, market discount and certain other risks will be magnified.

Illiquidity of Common Shares: The Trust is designed for long-term investors and not as a trading vehicle. An investment in the common shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. The common shares are appropriate only for investors who are seeking an investment in less liquid portfolio investments within an illiquid fund. An investment in common shares is not suitable for investors who need access to the money they invest. Unlike open-end funds (commonly

84	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Investment Objectives, Policies and Risks  (continued)

Risk Factors (continued)

known as mutual funds) which generally permit redemptions on a daily basis, the common shares will not be redeemable at an investor’s option. Unlike traditional listed closed-end funds, the Trust does not intend to list the common shares for trading on any securities exchange, and the Trust does not expect any secondary market to develop for the common shares in the foreseeable future. The net asset value of the common shares may be volatile and the Trust’s use of leverage will increase this volatility. As the common shares are not traded, investors may not be able to dispose of their investment in the Trust no matter how the Trust performs.

Tender Offer Risk: The Trust intends, but is not obligated, to conduct quarterly tender offers for up to 2.5% of the common shares then outstanding in the sole discretion of the Board. If the Board elects to conduct a tender offer, the Trust will offer to repurchase outstanding common shares at the Trust’s net asset value per common share or a percentage of the Trust’s net asset value per common share on the last day of the offer. In any given quarter, the Manager may or may not recommend to the Board that the Trust conduct a tender offer, and even if the Manager does recommend to the Board that the Trust conduct a tender offer, the Board may not approve such recommendation. For example, if adverse market conditions cause the Trust’s investments to become illiquid or trade at depressed prices or if the Manager and/or Board believe that conducting a tender offer for 2.5% or less of the common shares then outstanding would impose an undue burden on common shareholders who do not tender compared to the benefits of giving common shareholders the opportunity to sell all or a portion of their common shares at net asset value, the Trust may choose not to conduct a tender offer or may choose to conduct a tender offer for less than 2.5% of the common shares then outstanding. Accordingly, there may be periods during which no tender offer is made, and it is possible that no tender offers will be conducted during the term of the Trust. If a tender offer is not made during the life of the Trust, common shareholders may not be able to sell their common shares until the Trust terminates, as it is unlikely that a secondary market for the common shares will develop or, if a secondary market does develop, common shareholders may be able to sell their common shares only at substantial discounts from net asset value.

If the Trust does conduct tender offers, it may be required to sell its more liquid, higher quality portfolio securities to purchase common shares that are tendered, which may increase risks for remaining common shareholders and increase Trust expenses as a percent of assets. The Trust may, subject to its investment restriction with respect to leverage, utilize leverage to finance the repurchase of common shares pursuant to any tender offers. There can be no assurance, however, that the Trust will be able to obtain such financing for tender offers if it attempts to do so. The use of borrowings to finance the repurchase of common shares will further increase the Trust’s expenses borne by shareholders of the Trust, in addition to the increase in pro rata expenses that will result from having a smaller base of assets after any such tender offers over which to spread fixed expenses. The Trust is designed primarily for long-term investors and an investment in the common shares should be considered illiquid. While the Trust intends to conduct quarterly tender offers, the Trust is not required to do so and may amend, suspend or terminate such tender offers at any time. Investors have no right to require the Trust to redeem their common shares.

Debt Securities Risk: Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

•

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Trust may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Trust’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Trust’s investments will not affect interest income derived from instruments already owned by the Trust, but will be reflected in the Trust’s net asset value. The Trust may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Trust management.

To the extent the Trust invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Trust) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Trust to the extent that it invests in floating rate debt securities.

These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Trust to sell assets at inopportune times or at a loss or depressed value and could hurt the Trust’s performance.

•

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Trust’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation

•	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

•

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Trust may have to invest the proceeds in securities with lower yields.

Junk Bonds Risk: Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Trust.

Distressed Securities Risk: Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Trust will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	85

Investment Objectives, Policies and Risks  (continued)

Risk Factors (continued)

will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Trust may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Trust may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Merger or Other Event Driven Arbitrage Strategies: The Trust may invest in companies involved in (or which are the target of) acquisition attempts or takeover or tender offers or mergers or companies involved in work-outs, liquidations, demergers, spin-offs, reorganizations, bankruptcies, share buy-backs and other capital market transactions or “special situations.” The level of analytical sophistication, both financial and legal, necessary for a successful investment in companies experiencing significant business and financial distress is unusually high. There is no assurance that the Advisors will correctly evaluate the nature and magnitude of the various factors that could, for example, affect the prospects for a successful reorganization or similar action. There exists the risk that the transaction in which such business enterprise is involved either will be unsuccessful, take considerable time or will result in a distribution of cash or a new security the value of which will be less than the purchase price of the security or other financial instrument in respect of which such distribution is received. Acquisitions sometimes fail because the U.S. government, European Union or some other governmental entity does not approve of aspects of a transaction due to anti-trust concerns, tax reasons, subsequent disagreements between the acquirer or target as to management transition or corporate governance matters or changing market conditions. Similarly, if an anticipated transaction does not in fact occur, or takes more time than anticipated, the Trust may be required to sell its investment at a loss. As there may be uncertainty concerning the outcome of transactions involving financially troubled companies in which Trust may invest, there is potential risk of loss by the Trust of its entire investment in such companies. In some circumstances, investments may be relatively illiquid making it difficult to acquire or dispose of them at the prices quoted on the various exchanges. Accordingly, the Trust’s ability to respond to market movements may be impaired and consequently the Trust may experience adverse price movements upon liquidation of its investments. Settlement of transactions may be subject to delay and administrative uncertainties. An investment in securities of a company involved in bankruptcy or other reorganization and liquidation proceedings ordinarily remains unpaid unless and until such company successfully reorganizes and/or emerges from bankruptcy, and the Trust may suffer a significant or total loss on any such investment during the relevant proceedings.

Investing in securities of companies in a special situation or otherwise in distress requires active monitoring of such companies and may, at times, require active participation by the Trust (including by way of board membership or corporate governance oversight) in the management or in the bankruptcy or reorganization proceedings of such companies. Such involvement may restrict the Trust’s ability to trade in the securities of such companies. It may also prevent the Trust from focusing on matters relating to other existing investments or potential future investments of the Trust. In addition, as a result of its activities, the Trust may incur additional legal or other expenses, including, but not limited to, costs associated with conducting proxy contests, public filings, litigation expenses and indemnification payments to the investment manager or persons serving at the investment manager’s request on the boards of directors of companies in which the Trust has an interest. It should also be noted that any such board representatives have a fiduciary duty to act in the best interests of all shareholders, and not simply the Trust, and thus may be obligated at times to act in a manner that is adverse to the Trust’s interests. The occurrence of any of the above events may have a material adverse effect on the performance of the Trust.

Illiquid Investments Risk: The Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Leverage Risk: The Trust utilizes leverage for investment purposes by entering into reverse repurchase agreements and derivative instruments with leverage embedded in them, by borrowing funds from banks or other financial institutions, by issuing preferred shares and/or by entering into dollar rolls. The Trust’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage.

The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Trust cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Trust employs may not be successful.

Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Trust must pay will reduce the return to the common shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the common shares;

•	leverage may increase operating costs, which may reduce total return.

Any decline in the net asset value of the Trust’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Trust’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Trust were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.

86	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Investment Objectives, Policies and Risks  (continued)

Risk Factors (continued)

Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Trust could lose money if it is unable to recover the securities and the value of the collateral held by the Trust, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Trust. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

Dollar Rolls Risk: Dollar rolls involve the risk that the market value of the securities that the Trust is committed to buy may decline below the price of the securities the Trust has sold. These transactions may involve leverage.

Derivatives Risk: The Trust’s use of derivatives may increase its costs, reduce the Trust’s returns and/or increase volatility. Derivatives involve significant risks, including:

•

Volatility Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Trust’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

•	Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

•

Market and Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Trust to sell or otherwise close a derivatives position could expose the Trust to losses and could make derivatives more difficult for the Trust to value accurately.

•	Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

•

Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Trust’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

•

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Trust realizes from its investments.

•

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from the Trust with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of over-the-counter (“OTC”) swaps with the Trust. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through at least 2021. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Trust, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Trust of trading in these instruments and, as a result, may affect returns to investors in the Trust.

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Trust will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Direct Lending Risk: The Trust may make direct loans and engage in direct lending. This practice involves certain risks. If a loan is foreclosed, the Trust could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. As a result, the Trust may be exposed to losses resulting from default and foreclosure. Any costs or delays involved in the effectuation of a foreclosure of the loan or a liquidation of the underlying assets will further reduce the proceeds and thus increase the loss. There is no assurance that the Trust will correctly evaluate the value of the assets collateralizing the loan. In the event of a reorganization or liquidation proceeding relating to the borrower, the Trust may lose all or part of the amounts advanced to the borrower. There is no assurance that the protection of the Trust’s interests will be adequate, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, there is no assurance that claims will not be asserted that might interfere with enforcement of the Trust’s rights.

Whole Loan Mortgages Risk: The Trust directly or indirectly may invest in whole loan mortgages. Unlike mortgage-backed securities, whole loan mortgages generally are not government guaranteed or privately insured, though in some cases they may benefit from private mortgage insurance. A whole loan mortgage is directly exposed to losses resulting from default and foreclosure. Therefore, the value of the underlying property, the creditworthiness and financial position of the borrower, and the priority and enforceability of the lien are each of great importance. Whether or not the Advisors or their affiliates have participated in the negotiation of the terms of any such mortgages, there can be no assurance as to the adequacy of the protection of the terms of the loan, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, claims may be asserted that might interfere with enforcement of the rights of the Trust. In the event of a foreclosure, the Trust may assume direct ownership of the underlying real estate. The liquidation proceeds upon sale of such real estate may not be sufficient to recover the

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	87

Investment Objectives, Policies and Risks  (continued)

Risk Factors (continued)

Trust’s cost basis in the loan, resulting in a loss to the Trust. Any costs or delays involved in the effectuation of a foreclosure of the loan or a liquidation of the underlying property will further reduce the proceeds and thus increase the loss.

Whole loan mortgages have risks above and beyond those discussed above. For example, whole loan mortgages are subject to “special hazard” risk (property damage caused by hazards, such as earthquakes or environmental hazards, not covered by standard property insurance policies) and to bankruptcy risk (reduction in a borrower’s mortgage debt by a bankruptcy court). In addition, claims may be assessed against the Trust on account of its position as mortgage holder or property owner, including responsibility for tax payments, environmental hazards and other liabilities.

Mortgage Servicing Rights Risk: MSRs are the contractual right to cash flows payable to the actual mortgage servicer of a pool of mortgage loans for their ongoing administrative duties. Investing in MSRs will subject the Trust to numerous additional risks. MSR’s performance may be closely tied to economic and market conditions affecting mortgages and entities operating, directly or indirectly, in, or otherwise related to, the mortgage market, including sensitivity to regulatory changes, supply and demand in the mortgage market and sensitivity to overall market forecasts and swings. The mortgage market in the United States has experienced and may continue to experience a variety of difficulties and challenging economic conditions. Any deterioration of the U.S. mortgage market and declines in real estate prices could result in increased delinquencies or defaults on the mortgage loans underlying MSRs held by the Trust or require the Trust to make advances in respect of such delinquencies or defaults that may not be recovered.

Real Estate-Related Securities Risk: The main risk of real estate-related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, tenant bankruptcies, the ability to re-lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning, environmental and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgage financing and changes in interest rates may also affect real estate values. If the Trust’s real estate-related investments are concentrated in one geographic area or in one property type, the Trust will be particularly subject to the risks associated with that area or property type. Many issuers of real estate-related securities are highly leveraged, which increases the risk to holders of such securities. The value of the securities the Trust buys will not necessarily track the value of the underlying investments of the issuers of such securities.

Foreign Securities Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Trust will lose money. These risks include:

•

The Trust generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the Trust’s portfolio.

•

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•

The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.

•

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

•

The Trust’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Trust’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Trust’s net asset value.

•

The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the Fund’s investments.

Emerging Markets Risk: Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Sovereign Debt Risk: Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

Tax Characterization Risk: The Trust intends to employ an opportunistic strategy, which seeks to invest in special situations, including private opportunistic investments, that the Advisors believe present the greatest potential for increased yield and capital appreciation. The Advisor currently anticipates allocating approximately 10-40% of the Trust’s assets to these types of investments. The amount of taxable income and the tax character of income derived from these types of investments may not be determined at the time

88	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Investment Objectives, Policies and Risks  (continued)

Risk Factors (continued)

of a distribution from the Trust and may be recharacterized on the IRS Form 1099 sent to shareholders, and any increase in the amount of taxable income recognized from these transactions over the amount initially anticipated by the Trust could, among other things, increase the portion of Trust distributions that are taxable to investors as ordinary dividend income and cause the Trust to be subject to excise taxes on undistributed taxable income. Additionally, to the extent the Trust’s investments are held in a liquidating trust following the Trust’s termination, shareholder distributions paid out of the liquidating trust may be reported on a Grantor Information Statement.

Unrated Securities Risk: Because the Trust may purchase securities that are not rated by any rating organization, an Advisor may, after assessing their credit quality, internally assign ratings to those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Trust might have difficulty selling them promptly at an acceptable price. To the extent that the Trust invests in unrated securities, the Trust’s ability to achieve its investment objective will be more dependent on an Advisor’s credit analysis than would be the case when the Trust invests in rated securities.

Debtor-In-Possession (“DIP”) Financing Risk: The Trust’s participation in DIP financings is subject to risks. DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code and must be approved by the bankruptcy court. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. DIP financings are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP financings are often required to close with certainty and in a rapid manner in order to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. There is a risk that the borrower will not emerge from Chapter 11 bankruptcy proceedings and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Trust’s only recourse will be against the property securing the DIP financing.

Special Commercial and Residential Mortgage Loan Risks: The Trust directly or indirectly may invest in performing, sub-performing and non-performing mortgage loans. Such investments would subject the Trust to the risks of commercial and residential real estate and real estate-related investments. These risks include, among others: (i) continued declines in the value of commercial and residential real estate; (ii) risks related to general and local economic conditions; (iii) possible lack of availability of mortgage funds for borrowers to refinance or sell their property; (iv) overbuilding; (v) the general deterioration of the borrower’s ability to keep a rehabilitated sub-performing or non-performing mortgage loan current; (vi) increases in property taxes and operating expenses; (vii) changes in zoning laws; (viii) costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; (ix) casualty or condemnation losses; (x) uninsured damages from floods, earthquakes or other natural disasters; (xi) limitations on and variations in rents; (xii) fluctuations in interest rates; and (xiii) fraud by borrowers, originators and/or sellers of mortgage loans. To the extent that assets underlying such investments are concentrated geographically, by property type or in certain other respects, the Trust may be subject to certain of the foregoing risks to a greater extent. Additionally, the Trust may be required to foreclose distressed mortgage loans and such actions would subject the Trust to greater concentration of the risks of the commercial and residential real estate markets and risks related to the ownership and management of real property.

The mortgage loans and loan portfolios to which the Trust may have direct or indirect exposure generally will have been originated by third parties. There is a risk that the underlying mortgage loan documentation and calculations of outstanding principal, interest, late fees and other amounts will be deficient and/or inaccurate and that the Trust will not detect such deficiencies and inaccuracies prior to gaining such economic exposure. Accordingly, such loans or loan portfolios may be compromised, reducing the value of any investment therein by the Trust.

Risk of Decline in Value of Real Estate Collateral: The value of the real estate that underlies mortgage loans is subject to market conditions. Changes in the real estate market may adversely affect the value of the collateral and thereby lower the value to be derived from a liquidation. In addition, adverse changes in the real estate market increase the risk of default, as the incentive of the borrower to retain and protect equity in the property declines. Furthermore, many of the properties that may secure loans to which the Trust has direct or indirect economic exposure may be suffering varying degrees of financial distress or may be located in economically distressed areas. During the financial crisis of 2007-2009, there was a substantial decline in the value of housing in many markets in the United States. It is possible that real estate values could again decline for a substantial period. Loans to which the Trust may have direct or indirect economic exposure may become non-performing for a wide variety of reasons, including, without limitation, because the mortgaged property is too highly leveraged (and, therefore, the borrower is unable to meet debt service payments), the borrower falls upon financial distress (such as from job loss or income reduction, or the reset of interest rates on the mortgage itself, which reduces the borrower’s ability to pay) or the property is in a market which has suffered a decline in home prices (and therefore, a borrower has a reduced willingness to pay). Such non-performing loans may require a substantial amount of workout negotiations and/or restructuring, which may entail, among other things, a substantial reduction in the interest rate, capitalization of interest payments and a substantial write-down of the principal of the loan. However, even if such restructuring were successfully accomplished, a risk exists that the borrower will not be able or willing to maintain the restructured payments or refinance the restructured mortgage upon maturity.

It is possible that the Trust may find it necessary or desirable to foreclose on some of the loans it acquires. The foreclosure process may be lengthy and expensive. Borrowers may resist mortgage foreclosure actions by asserting numerous claims, counterclaims and defenses against the Trust, including, without limitation, numerous lender liability claims and defenses, even when such assertions may have no basis in fact, in an effort to prolong the foreclosure action and force the lender into a modification of the loan or a favorable buy-out of the borrower’s position. In some states, foreclosure actions can sometimes take several years or more to litigate. At any time prior to or during the foreclosure proceedings, the borrower may file for bankruptcy, which would have the effect of staying the foreclosure actions and further delaying the foreclosure process. Foreclosure may create a negative public image of the mortgaged property and may result in a diminution of value.

The default rate for residential mortgage rates may increase due in large part to borrowers’ inability or unwillingness to carry the mortgage loan on a current basis, increased mortgage loan carrying costs resulting from resets of adjustable rate mortgages and increases in taxes and insurance, the inability of borrowers to refinance mortgage loans and general factors that reduce the ability of the borrower to pay its mortgage loan obligations, including loss of employment, increased cost of living and unexpected significant bills such as healthcare-related expenses. Lenders may exercise their foreclosure rights that will further decrease the value of the residential real estate as foreclosure sales are often at lower prices than sales in the ordinary course. Such conditions could further decrease the value of the residential real estate. The Trust could face increased default rates on sub-performing and non-performing mortgage loans to which it has direct or indirect economic exposure, including loans that were modified with the expectation that they would be re-performing loans.

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	89

Investment Objectives, Policies and Risks  (continued)

Risk Factors (continued)

Environmental Hazards: Under applicable environmental laws, owners of property may be liable for the cleanup and removal of hazardous substances even where the owner was not responsible for placing the hazardous substances on the property or where the property was contaminated prior to the time the owner took title. The kinds of hazardous substances for which liability may be incurred include, among others, chemicals and other materials commonly used by small businesses and manufacturing operations. The costs of removal and clean-up of hazardous substances and wastes can be extremely expensive and, in some cases, can exceed the value of a property. If any property acquired by the Trust through foreclosure or otherwise subsequently were found to have an environmental problem, the Trust could incur substantial costs and suffer a complete loss of its investment in such property as well as of other assets. Similarly, real estate is subject to loss due to so-called “special hazards” (e.g., floods, earthquakes and hurricanes). It may be impractical or impossible to fully insure against such events and, should such an event occur, the Trust could incur substantial costs and suffer a complete loss of its investment in such property.

Mortgage-Related Issuers Risk: The Trust may invest in mortgage servicers, originators and other mortgage-related issuers, including acquiring all or substantially all of the equity of a mortgage origination business. There can be no assurance that any such investments will be made or, if made, that they will be profitable.

Because investments in mortgage-related issuers are relatively illiquid, the Trust’s ability to promptly sell one or more related investments in response to changing economic, financial and investment conditions is limited. The mortgage and real estate market is affected by many factors, such as general economic conditions, availability of financing, interest rates and other factors, including supply and demand, that are beyond the Trust’s control. The Trust cannot predict whether it will be able to sell any investment in a mortgage-related issuer, including a mortgage originator or servicer, for the price or on the terms set by the Trust or whether any price or other terms offered by a prospective purchaser would be acceptable to the Trust. The Trust also cannot predict the length of time needed to find a willing and suitable purchaser.

Mortgage- and Asset-Backed Securities Risk: Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

Collateralized Debt Obligations Risk: In addition to the typical risks associated with fixed-income securities and asset-backed securities, collateralized debt obligations (“CDOs”), including collateralized loan obligations, carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Trust may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Trust could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Pay-in-Kind Bonds Risk: The Trust may invest in payment-in-kind bonds. Payment-in-kind bonds are bonds which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Trust may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities that pay interest in cash. Additionally, current U.S. federal income tax law requires the holder of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for U.S. federal income and excise taxes, the Trust may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Senior Loans Risk: There is less readily available, reliable information about most senior loans than is the case for many other types of securities. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. No active trading market may exist for certain senior loans, which may impair the ability of the Trust to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Although senior loans in which the Trust will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss.

Second Lien Loans Risk: Second lien loans generally are subject to similar risks as those associated with investments in senior loans. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.

Bank Loan Risk: The market for bank loans may lack liquidity and the Trust may have difficulty selling them. These investments expose the Trust to the credit risk of both the financial institution and the underlying borrower.

Risks of Loan Assignments and Participations: As the purchaser of an assignment, the Trust typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Trust may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Trust as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Trust could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Trust may be required to pass along to a purchaser that buys a loan from the Trust by way of assignment a portion of any fees to which the Trust is entitled under the loan. In connection with purchasing participations, the Trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Trust may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a

90	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Investment Objectives, Policies and Risks  (continued)

Risk Factors (continued)

result, the Trust will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Trust may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Equity Securities Risk: Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Preferred Securities Risk: Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

Dividend Paying Equity Securities Risk: Dividends on common equity securities that the Trust may hold are not fixed but are declared at the discretion of an issuer’s board of directors. Companies that have historically paid dividends on their securities are not required to continue to pay dividends on such securities. There is no guarantee that the issuers of the common equity securities in which the Trust invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. Dividend producing equity securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. The Trust’s investments in dividend producing equity securities may also limit its potential for appreciation during a broad market advance.

The prices of dividend producing equity securities can be highly volatile. Investors should not assume that the Trust’s investments in these securities will necessarily reduce the volatility of the Trust’s net asset value or provide “protection,” compared to other types of equity securities, when markets perform poorly.

Investment Style Risk: Under certain market conditions, value investments have performed better during periods of economic recovery. Therefore, this investment style may over time go in and out of favor. At times when the investment style used by the Trust is out of favor, the Trust may underperform other equity funds that use different investment styles.

Structured Notes Risk: Structured notes and other related instruments purchased by the Trust are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Trust to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

U.S. Government Obligations Risk: Certain securities in which the Trust may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

U.S. Government Mortgage-Related Securities Risk: There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae or Freddie Mac are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Municipal Securities Risks: Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

•	General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

•	Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

•

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment.

•

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

•

Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Trust may lose money.

•

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	91

Investment Objectives, Policies and Risks  (continued)

Risk Factors (continued)

•

Tax-Exempt Status Risk — The Trust and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Trust nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Trust and its shareholders to substantial tax liabilities.

Variable and Floating Rate Instrument Risk: Variable and floating rate securities provide for periodic adjustment in the interest rate paid on the securities. These securities may be subject to greater illiquidity risk than other fixed income securities, meaning the absence of an active market for these securities could make it difficult for the Trust to dispose of them at any given time.

Convertible Securities Risk: The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Investment Companies and ETFs Risk: Subject to the limitations set forth in the 1940 Act and the rules thereunder, the Trust may acquire shares in other investment companies and in exchange-traded funds (“ETFs”), some of which may be affiliated investment companies. These investment companies and ETFs will generally have investment exposure to the commodities markets which may subject them to greater volatility than investments in traditional securities. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Trust would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).

The securities of other investment companies and ETFs in which the Trust may invest may be leveraged. As a result, the Trust may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Trust to higher volatility in the market value of such securities and the possibility that the Trust’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Trust) will be diminished.

As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Trust is held by an affiliated fund, the ability of the Trust itself to hold other investment companies may be limited.

Subsidiary Risk: By investing in any Subsidiary, the Trust will be indirectly exposed to the risks associated with such Subsidiary’s investments. The instruments that will be held by any Subsidiary will generally be similar to those that are permitted to be held by the Trust and will be subject to the same risks that apply to similar investments if held directly by the Trust. The Subsidiaries will not be registered under the 1940 Act, and, unless otherwise noted in this prospectus, will not be subject to all the investor protections of the 1940Act. However, the Trust will wholly own and control any Subsidiary, and the Trust and any Subsidiary will each be managed by the Advisors and share the same portfolio management teams. The Trust’s Board will have oversight responsibility for the investment activities of the Trust, including its investment in the Subsidiaries, and the Trust’s role as sole shareholder of any Subsidiary. Changes in the laws of the United States and/or any jurisdiction in which a Subsidiary is formed could result in the inability of the Trust and/or the Subsidiaries to operate as described in this prospectus and the SAI and could adversely affect the Trust. For example, changes in U.S. tax laws could affect the U.S. tax treatment of, or consequences of owning, the Trust or the Subsidiaries, including under the RIC rules.

Commodities Related Investments Risk: Exposure to the commodities markets may subject the Trust to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Trust invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Trust and its investments. Selection risk is the risk that the securities selected by Trust management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

A recent outbreak of an infectious coronavirus has developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

92	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Automatic Dividend Reinvestment Plan

With respect to MSO, unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “MSO Reinvestment Plan Agent”), all dividends or other distributions (together, a “dividend”) declared for your common shares of the Trust will be automatically reinvested by the MSO Reinvestment Plan Agent, as agent for shareholders in administering the Trust’s dividend reinvestment plan (the “MSO Reinvestment Plan”), in additional common shares of the Trust. Shareholders who elect not to participate in the MSO Reinvestment Plan will receive all dividends in cash paid directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by Computershare Trust Company, N.A., as dividend disbursing agent. You may elect not to participate in the MSO Reinvestment Plan and to receive all dividends in cash by contacting your broker/other financial intermediary or if your shares are held directly by the fund, by contacting the MSO Reinvestment Plan Agent, at the address set forth below. Participation in the MSO Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received and processed by the MSO Reinvestment Plan Agent prior to the dividend record date. Additionally, the MSO Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend.

The MSO Reinvestment Plan Agent will open an account for each common shareholder under the MSO Reinvestment Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Trust declares a dividend payable in cash, non-participants in the MSO Reinvestment Plan will receive cash and participants in the MSO Reinvestment Plan will receive the equivalent in common shares. The number of newly issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the reinvestment date.

The MSO Reinvestment Plan Agent maintains all shareholders’ accounts in the MSO Reinvestment Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each MSO Reinvestment Plan participant will be held by the MSO Reinvestment Plan Agent on behalf of the Reinvestment Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Reinvestment Plan.

In the case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the MSO Reinvestment Plan Agent will administer the Reinvestment Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Reinvestment Plan.

The MSO Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Trust. The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

The Trust reserves the right to amend or terminate the MSO Reinvestment Plan. There is no direct service charge to participants with regard to newly issued common shares in the MSO Reinvestment Plan; however, the Trust reserves the right to amend the MSO Reinvestment Plan to include a service charge payable by the participants. Notice of amendments to the MSO Reinvestment Plan will be sent to participants.

All correspondence concerning the MSO Reinvestment Plan should be directed to the MSO Reinvestment Plan Agent, through the internet at computershare.com/blackrock, or in writing to Computershare, P. O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the MSO Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

Pursuant to the MSO2’s dividend reinvestment plan (the “MSO2 Reinvestment Plan”), registered shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional common shares of the Trust by BNY Mellon Investment Servicing (US) Inc. (the “MSO2 Reinvestment Plan Agent”), unless the shareholder elects to receive cash. Shareholders who elect not to participate in the MSO2 Reinvestment Plan will receive all dividends in cash paid directly to the shareholder of record (or, if the common shares are held through banks, brokers or other nominee name, then to such banks, brokers or other nominee) by BNY Mellon Investment Servicing (US) Inc., as dividend disbursing agent. You may elect not to participate in the MSO2 Reinvestment Plan and to receive all dividends in cash by contacting your bank, broker or other nominee who holds your Trust common shares or if your Trust common shares are held directly by the Trust, by contacting the MSO2 Reinvestment Plan Agent, at the address set forth below. Participation in the MSO2 Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received and processed by the MSO2 Reinvestment Plan Agent prior to the dividend record date. Additionally, the MSO2 Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend.

In the case of record shareholders such as banks, brokers or other nominees that hold Trust common shares for others who are the beneficial owners, the MSO2 Reinvestment Plan Agent will administer the MSO2 Reinvestment Plan on the basis of the number of Trust common shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the MSO2 Reinvestment Plan. Shareholders whose Trust common shares are held in the name of a bank, broker or other nominee should contact the bank, broker or other nominee for details. Such shareholders may not be able to transfer their shares to another bank, broker or other nominee and continue to participate in the MSO2 Reinvestment Plan.

The number of newly issued Trust common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the reinvestment date; there is no sales or other charge for reinvestment.

The MSO2 Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Trust. The Trust reserves the right to amend or terminate the MSO2 Reinvestment Plan. There is no direct service charge to participants with regard to newly issued Trust common shares in the MSO2 Reinvestment Plan. Notice of amendments to the Reinvestment Plan will be sent to participants.

All correspondence concerning the MSO2 Reinvestment Plan should be directed to the MSO2 Reinvestment Plan Agent, in writing to: BlackRock Funds, C/O BNY Mellon Investment Servicing, PO Box 9819, Providence, RI 02940.

A U T O M A T I C D I V I D E N D R E I N V E S T M E N T P L A N	93

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Richard E. Cavanagh 1946	Co-Chair of the Board and Trustee (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	73 RICs consisting of 102 Portfolios	None

Karen P. Robards 1950	Co-Chair of the Board and Trustee (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not- for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	73 RICs consisting of 102 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017.

Michael J. Castellano 1946	Trustee (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and from 2017 to September 2020; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) from 2015 to July 2020.	73 RICs consisting of 102 Portfolios	None

Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	73 RICs consisting of 102 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair) (insurance); Huntsman Corporation (chemical products); Envestnet (investment platform) from 2013 until 2016.

Frank J. Fabozzi(d) 1948	Trustee (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	75 RICs consisting of 104 Portfolios	None

94	2021 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Lorenzo A. Flores 1964	Trustee (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	73 RICs consisting of 102 Portfolios	None

Stayce D. Harris 1959	Trustee (Since 2021)	Lieutenant General, Inspector General, Office of the Secretary of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	73 RICs consisting of 102 Portfolios	The Boeing Company since 2021.

J. Phillip Holloman 1955	Trustee (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	73 RICs consisting of 102 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation).

R. Glenn Hubbard 1958	Trustee (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	73 RICs consisting of 102 Portfolios	ADP (data and information services) 2004-2020; Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014.

W. Carl Kester(d) 1951	Trustee (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	75 RICs consisting of 104 Portfolios	None

Catherine A. Lynch(d) 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	75 RICs consisting of 104 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	95

Trustee and Officer Information  (continued)

Interested Trustees(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares businesses from 2012 to 2016.	103 RICs consisting of 261 Portfolios	None

John M. Perlowski(d) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	105 RICs consisting of 263 Portfolios	None

(a)   The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)   Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)   Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

(d)   Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

(e)   Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

96	2021 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Trust serve at the pleasure of the Board.

Effective June 10, 2021, Stayce D. Harris and J. Phillip Holloman were each appointed to serve as a Trustee of the Trusts. Effective July 30, 2021, Lorenzo A. Flores was appointed to serve as a Trustee of the Trusts.

Effective December 31, 2021, Richard E. Cavanagh and Michael J. Castellano retired as Trustees of the Trusts.

Effective December 31, 2021, the Trusts portfolio managers are Rick Rieder, Amer Bisat, Ronald Redmond, Rob Wuertz and Jacob Caplain.

Effective February 18, 2022, Jacob Caplain, Rick Rieder, Amer Bisat and Ronald Redmond are the current “key persons” of each Trust.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	97

Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Trusts will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Environmental, Social and Governance (“ESG”) Integration

Although a Trust does not seek to implement a specific ESG, impact or sustainability strategy unless otherwise disclosed, Trust management will consider ESG characteristics as part of the investment process for actively managed Trusts. These considerations will vary depending on a Trust’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Trust management will consider those ESG characteristics it deems relevant or additive when making investment decisions for a Trust. The ESG characteristics utilized in a Trust’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Trust. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Trust may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Trust’s exposure to certain companies or industries and a Trust may forego certain investment opportunities. While Trust management views ESG considerations as having the potential to contribute to a Trust’s long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a quarterly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by a Trust for any particular quarter may be more or less than the amount of net investment income earned by a Trust during such quarter. The portion of distributions that exceeds a Trust current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

For the taxable year ended December 31, 2021 and all prior taxable years, MSO2 has been treated as a “publicly offered regulated investment company.” To be treated as a “publicly offered regulated investment company,” MSO2’s shares must, among other things, be held by or for at least 500 persons at all times during the taxable year. As of December 31, 2021, MSO2’s shares were held by 507 persons. This number could decrease below 500 persons in a future taxable year as a result of shareholders’ shares being repurchased in one or more quarterly tender offers.

The failure of MSO2 to be treated as a “publicly offered regulated investment company” in a given taxable year could have potential adverse tax consequences for U.S. shareholders that are individuals, trusts, estates, and certain other pass-through entities. In such situation, each affected shareholder will be treated as receiving a distribution equal to that shareholder’s allocable share of management fees and certain other expenses paid by MSO2 (“MSO2 Fees and Expenses”), but will not be able to take an offsetting deduction. MSO2 Fees and Expenses will be treated as miscellaneous itemized deductions, which are currently not deductible by such U.S. shareholders.

Investors should consult with their tax advisors regarding the potential individual tax consequences should MSO2 fail to be treated as a “publicly offered regulated investment company” in a given taxable year. Each U.S. shareholder’s share of MSO2 Fees and Expenses, if applicable, would be reported on a Form 1099-DIV.

To mitigate any potential economic impact should MSO2 fail to be treated as a “publicly offered regulated investment company”, effective January 1, 2022, BlackRock Advisors, LLC (the “Manager”) has voluntarily agreed to waive its annual management fee rate by 0.25%, such that MSO2 will be subject to a net management fee at an annual rate of 1.00% of the average daily value of MSO2’s managed assets. The Manager may terminate this voluntary waiver at any time without notice. The fees waived under the voluntary management fee waiver are not subject to recoupment by the Manager.

The following information is a summary of certain changes since December 31, 2020. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.

Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

98	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information (continued)

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities and information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

A D D I T I O N A L I N F O R M A T I O N	99

Additional Information  (continued)

Trust and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.(a)

Canton, MA 02021

BNY Mellon Investment Servicing (US) Inc.(b)

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For MSO.
(b)	For MSO2.

100	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

USD	United States Dollar

Portfolio Abbreviation

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

CR	Custodian Receipt

DAC	Designated Activity Company

DIP	Debtor-In-Possession

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

FREMF	Freddie Mac Multifamily Securities

LIBOR	London Interbank Offered Rate

PCL	Public Company Limited

PIK	Payment-in-Kind

S&P	Standard & Poor’s

SAB	Special Assessment Bonds

SOFR	Secured Overnight Financing Rate

SPDR	Standard & Poor’s Depository Receipt

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	101

Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

MSO-12/21-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Lorenzo A. Flores

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Multi-Sector Opportunities Trust II	$64,337	$66,300	$207	$0	$20,000	$20,000	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC ( the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,032,000	$1,984,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,032,000 and $1,984,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Multi-Sector Opportunities Trust II	$20,207	$20,000

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,032,000	$1,984,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant

(a) Not Applicable

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance  & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Amer Bisat, Managing Director at BlackRock, Rick Rieder, Managing Director at BlackRock, Ronald Redmond, Managing Director at BlackRock, Robert Wuertz, Director at BlackRock and Jacob Caplain, Director at BlackRock. Messrs. Bisat, Rieder, Redmond, Wuertz and Caplain are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Bisat, Rieder, Redmond, Wuertz and Caplain have been members of the Fund’s portfolio management team since 2018.

Portfolio Manager	Biography
Amer Bisat	Managing Director of BlackRock, Inc. since 2013; Partner at Traxis from 2007 to 2013; Partner at Rubicon from 2004 to 2007; Portfolio Manager at UBS from 2002 to 2004; Portfolio Manager at Morgan Stanley Investment Management from 1999 to 2002. Senior economist at the IMF from 1991 to 1998.

Rick Rieder	Global Chief Investment Officer of Fixed Income, Co-head of BlackRock’s Global Fixed Income platform, member of Global Operating Committee and Chairman of the BlackRock firmwide Investment Council. Managing Director of BlackRock, Inc. since 2009. President and Chief Executive Officer of R3 Capital Partners from 2008 to 2009; Managing Director of Lehman Brothers from 1994 to 2008.
Ronald Redmond	Managing Director of BlackRock, Inc. since 2013; Managing Director of Deutsche Bank Securities from 2007 to 2012.
Robert Wuertz	Director of BlackRock, Inc. since 2012.
Jacob Caplain	Director of BlackRock, Inc. since 2019; Vice President of BlackRock, Inc. from 2018 to 2017; Associate of BlackRock, Inc. from 2015 to 2016; Analyst of BlackRock, Inc. from 2012 to 2014.

(a)(2) As of December 31, 2021:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Amer Bisat	6	16	0	0	0	0
	$1.96 Billion	$8.53 Billion	$0	$0	$0	$0
Rick Rieder	23	42	19	0	7	4
	$131.8 Billion	$52.42 Billion	$10.05 Billion	$0	$3.31 Billion	$6.99 Billion
Ronald Redmond	1	9	0	0	4	0
	$315.6 Million	$98.16 Million	$0	$0	$64.58 Million	$0
Robert Wuertz	1	3	1	0	1	0
	$315.6 Million	$3.29 Billion	$1.50 Billion	$0	$2.73 Billion	$0
Jacob Caplain	1	3	1	0	1	0
	$315.6 Million	$3.29 Billion	$1.50 Billion	$0	$2.73 Billion	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Bisat, Rieder, Redmond, Wuertz and Caplain may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Bisat, Rieder, Redmond, Wuertz and Caplain may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of December 31, 2021:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2021.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Applicable Benchmarks
Amer Bisat	A combination of market-based indices (e.g., EMBI Global Non-Diversified Index) and certain customized indices.
Rick Rieder Robert Wuertz Jacob Caplain	A combination of market-based indices (e.g., Bloomberg U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.
Ronald Redmond	No Benchmarks.

Distribution of Discretionary Incentive Compensation -

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($290,000 for 2021). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of December 31, 2021.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Amer Bisat	$100,001 - $500,000
Rick Rieder	Over $1,000,000
Ronald Redmond	$100,001 - $500,000
Robert Wuertz	$10,001 - $50,000
Jacob Caplain	$10,001 - $50,000

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Multi-Sector Opportunities Trust II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Multi-Sector Opportunities Trust II

Date: February 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Multi-Sector Opportunities Trust II

Date: February 24, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Multi-Sector Opportunities Trust II

Date: February 24, 2022